Exhibit 10.1

ARAMARK

MASTER DISTRIBUTION AGREEMENT

BETWEEN

SYSCO CORPORATION

AND

ARAMARK FOOD AND SUPPORT SERVICES GROUP, INC.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

TABLE OF CONTENTS

1.	SCOPE.	1

2.	PRODUCT CATEGORIES.	3

3.	SERVICE.	4

4.	DELIVERY.	6

5.	REPORTING.	7

6.	ORDERING PROCEDURES.	8

7.	TERMINATION.	10

8.	CALCULATION OF COST.	11

9.	PRICING AND MARGINS.	12

10.	ALLOWANCES.	15

11.	ARAMARK PROPRIETARY MERCHANDISE.	18

12.	PAYMENT TERMS.	19

13.	INVOICING.	19

14.	AUDIT.	20

15.	INSURANCE AND INDEMNITY.	21

16.	PROCEDURES MANUAL.	22

17.	MINORITY-OWNED AND WOMEN-OWNED SUPPLIERS.	22

18.	COMPLIANCE WITH LAWS AND STANDARDS.	22

19.	MISCELLANEOUS PROVISIONS.	23

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

i

ATTACHMENTS:	EXHIBIT A – Products and Margins List
EXHIBIT A-1 – Form of * Agreement
EXHIBIT B – Primary Distributors List
EXHIBIT C – * Fee
EXHIBIT D – Sysco Performance Allowance
EXHIBIT E – *
EXHIBIT F – ARAMARK Form of Audit
EXHIBIT G – Sysco Minority and Women-Owned Suppliers
EXHIBIT H – ARAMARK Food Safety Standards
EXHIBIT I – Sysco Raw Ground Beef & Veal Safety Standards

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

ii

AMENDED AND RESTATED MASTER DISTRIBUTION AGREEMENT

THIS AMENDED AND RESTATED MASTER DISTRIBUTION AGREEMENT (this “Agreement”) is made as of November 25, 2006, and effective as of March 5, 2011 (the “Effective Date”) by and between ARAMARK FOOD AND SUPPORT SERVICES GROUP, INC. (“ARAMARK”) and SYSCO CORPORATION (“Sysco”), each a “Party” and collectively, the “Parties”.

RECITALS:

A. ARAMARK and Sysco are parties to a certain Master Distribution Agreement dated as of November 25, 2006, as amended and extended (the “Existing Agreement”).

B. Under the Existing Agreement, Sysco provided distribution services to ARAMARK, its affiliates and Components (hereinafter defined).

C. Based on the overall volume of purchases made by ARAMARK and its Components, and the business opportunities presented to Sysco, ARAMARK and SYSCO have agreed to amend and restate the terms and conditions under which distribution services are provided to the Components (hereinafter defined), as hereinafter set forth.

AGREEMENT:

NOW, THEREFORE, in consideration of the promises contained herein, and with intent to be legally bound, ARAMARK and Sysco agree, effective as of the Effective Date, as follows:

1.	SCOPE.

(a) Scope. Under this Agreement, Sysco and its broadline operating subsidiaries (the “Operating Companies”) will distribute a full line of food service products, including without limitation, the products listed on Exhibit A (the “Sysco Distribution Program”), to service locations managed by ARAMARK and its affiliates and designated by ARAMARK as participating in the Sysco Distribution Program (the “Components”). Sysco will cause the Operating Companies to perform with respect to Components in accordance with the terms and conditions of this Agreement.

(1) Under this Agreement, Sysco and subsidiaries the Operating Companies will extend the Sysco Distribution Program to service locations that are Accounts (hereinafter defined) as long as such Accounts execute an agreement evidencing their participation in the Sysco Distribution Program in the form of the Participation Agreement attached hereto as Exhibit A-1. Sysco will cause the

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Operating Companies to perform with respect to Accounts in accordance with the terms and conditions of this Agreement. “Accounts” means * have entered into an agreement with ARAMARK to provide procurement services described as follows: *

(2) *

(3) *

(b) Designation of Distributors.

(1) The Operating Companies set forth on Exhibit B are designated as Primary Distributors (hereinafter defined) under this Agreement. The term “Primary Distributor” shall mean any Operating Company designated by ARAMARK as the primary, authorized distributor of food service products within the product categories set forth in Section 2(a) for certain Components. “Territory” means, as to each Operating Company providing service under this Agreement or designated by ARAMARK as “Primary Distributor”, the service area Operating Companies and collectively, the Territories of each Operating Company.

(2) From time to time, ARAMARK may designate additional Operating Companies as Primary Distributors, with the consent of Sysco, which will not be unreasonably withheld.

(c) Primary Distributor Status. ARAMARK will grant Sysco and all Primary Distributors, the opportunity to supply, on a preferred (but not exclusive) basis, products in the categories in Section 2(a). As preferred distributors, Sysco and the Primary Distributors will be the distributors designated by ARAMARK as the primary, authorized distributors of such products to the Components. With respect to service locations which come under management by ARAMARK’s affiliates after the Effective Date, ARAMARK will in good faith consider designating those locations as Components under this Agreement. However, ARAMARK makes no guarantee, warranty or other commitment that all food service locations managed by ARAMARK’s affiliates will purchase any products, or any minimum quantity of products from Sysco or any Primary Distributor or other Operating Company to the exclusion of any other vendor. *

(d) Operating Company Transitioning. To create more efficient geographic boundaries for the Primary Distributors and Components, and therefore improve service levels, from time to time Sysco may transition one or more designated Components from being serviced by one Operating Company to being serviced by another Operating Company (a “Transferee Company”) on ninety (90) days prior written notice to ARAMARK; *. If the transition is to a Transferee Company that previously had not serviced any ARAMARK Components: (1) Sysco’s * of products purchased from the Transferee Company will not exceed Sysco’s * of products purchased from the former Operating Company, (2) the specified products available from the Transferee Company will be the same as the specified products available from the former Operating Company *, (3) the transitioned Components will be permitted to participate fully by the Transferee Company * and similar promotions, and (4) for all products that do not fall

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

within the exceptions set forth in clause (2) of this Paragraph 1(d), the minimum movement for ARAMARK Proprietary Merchandise at the Transferee Company will meet a minimum movement of * cases per week, notwithstanding Section 11(a) below. Sysco and ARAMARK will establish and apply a protocol for identifying Components to be transitioned and for ensuring that the conditions in (1) through (5) are met at and after the transition. At the time of a transition from one Operating Company to another, or in connection with an acquisition or other transaction, ARAMARK may request and Sysco will consider in good faith, a *.

2.	PRODUCT CATEGORIES.

(a) Sysco will cause its Operating Companies to distribute a full line of food service products under this Agreement including without limitation, SYSCO® brand products, products bearing national brands, and other products selected by ARAMARK and meeting ARAMARK’s specifications, including without limitation, ARAMARK Proprietary Merchandise (defined in Section 11). The product categories are as follows:

(1) Healthcare

(2) Dairy (including eggs)

(3) Meats

(4) Seafood

(5) Poultry

(6) Frozen (other than frozen Meats, Seafood and Poultry)

(7) Canned and Dry

(8) Paper & Disposables

(9) Chemicals & Janitorial

(10) Supplies & Equipment

(11) Produce

(12) Beverage (including coffee and postmix products)

Exhibit A identifies each product category, *. Products identified with a “Weekly” under the heading “Frequency” on Exhibit A or “Margin and Frequency” for Exhibit A exceptions are priced weekly, and are hereinafter referred to as “Market Commodity Products”. Products identified with a “User Defined” or “Monthly” under such heading on Exhibit A are priced monthly or based on the date of last receipt, respectively in accordance with Sections 8 and 9 of this Agreement.

(b) Unless otherwise specified by ARAMARK, when a specific Sysco labeled product is purchased for a Component, only Sysco label products bearing the brand SYSCO® Classic and Reliance will be sold and delivered to such Component to ensure consistency of quality and costs; provided that an equivalent product bearing the Classic or Reliance label is stocked by the Operating Company. Sysco will use its best efforts to cause the Operating Companies to stock Classic and Reliance. Any Sysco label product supplied which is not SYSCO® Classic or Reliance label will be consistent with the specifications and quality of the SYSCO® Classic or Reliance label. Sysco will use best efforts to notify ARAMARK and Components of any material modification to a specification for the brand SYSCO® Classic, Sysco® Reliance, or any other SYSCO®

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

brand. Without limiting Section 11, ARAMARK will use reasonable efforts to assist Sysco in stabilizing and ultimately reducing, where practical, the number of SKU’s associated with servicing Components. *.

(c) ARAMARK acknowledges that Sysco receives earned income and obtains operational advantages from the sale of SYSCO® brand products to Components. Sysco acknowledges that ARAMARK as a global food service provider in a highly competitive marketplace must retain discretion to select products for use at food service locations managed by ARAMARK’s affiliates. Accordingly, Sysco may at any time and from time to time, offer to provide SYSCO® brand products to ARAMARK and Components. ARAMARK may, in its discretion and exercising its judgment as a global food service provider, choose to purchase SYSCO® brand products which are reasonably equivalent (as determined by ARAMARK in its discretion and exercising such judgment) to other products from other vendors of ARAMARK.

3.	SERVICE.

(a) Operating Companies will provide Components with complete and timely service in all aspects of distribution services to be provided under this Agreement, including without limitation, (1) achieving the agreed-upon fill rate of each order, in the aggregate, (2) providing proper follow up of each order as required by each Component, (3) correcting untimely or incomplete deliveries and deliveries of damaged, spoiled or pilfered products and (4) preventing their recurrence. The term “fill rate” is defined as for each order, the percentage of items of products ordered by a Component which are actually delivered to such Component. The agreed upon fill rate is *%. After the end of each ARAMARK fiscal quarter, Sysco will report to ARAMARK each Operating Company’s fill rates for Components served by each Operating Company.

(b) For the first Period (hereinafter defined) of this Agreement, i.e. the March 2011 Period, neither Party will have any liability to the other Party, if the adjustments to the financial terms, *, are not in place for the full March 2011 Period. The Parties agree that the financial terms will be in place no later than the first day of the April 2011 Period.

(c) To facilitate order placement, Sysco will make available to ARAMARK prior to their effective date, weekly and monthly price order guides (the “Order Guides”) through eSYSCO, Sysco’s internet order entry system, or another third party remote order entry system mutually acceptable to the parties (in either case, an “Order Entry System”). All Order Guides (1) will, for each product, contain a product description and identify the brand, pack and size, quality and grade, item code number, line item number, and price of such product, (2) will correspond with ARAMARK’s Periods (hereinafter defined), (3) will be customized and tailored to the product requirements of the ARAMARK line of business of which the Component is a part, and (4) will, upon adding a new product, map the item to the corresponding sequencing chart product category, providing ARAMARK’s general ledger account code. Additionally, new Sysco product categories will be mapped to a corresponding ARAMARK product category. Order Guides will be distributed weekly and monthly. Weekly Order Guides will identify

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

prices of all Market Commodity Products. For those Components which do not order electronically, Operating Companies will provide hard copy weekly Order Guides on a weekly basis, and hard copy monthly Order Guides on a monthly basis, prior to their effective dates. The term “Period” is defined as each of those 12 accounting periods, which together comprise a fiscal year of ARAMARK. In addition, each month, upon ARAMARK’s request, each Operating Company will send to ARAMARK, a copy of such Operating Company’s * for such month, at least seven days prior to the effective date of such *. Further, ARAMARK shall have access to * on the application of the * to *, on an as-requested basis. Order guides and Sysco invoices will correspond to ARAMARK’s general ledger account codes.

(d) Each Operating Company will assign a salaried, non-commissioned Account Executive and a Customer Service Representative to ARAMARK’s account. The Sysco Account Executive and the Sysco Customer Service Representative will maintain contact with the manager (or his designee) of each Component served by the Operating Company which assigned them, on a basis satisfactory to each Component manager (or his designee), to ensure complete service levels, to enter and check the accuracy of orders and to resolve service and product deficiencies. In addition, each Sysco Account Executive will visit each Component served by such Sysco Account Executive and meet with the manager of such Component, at least once each month on a date and at a time satisfactory to each of them.

(e) The mechanics of service, including without limitation, credits and pick-ups, will be established by the Component manager (or his designee), the assigned Sysco Account Executive and the assigned Customer Service Representative, based on the policies and procedures manual prepared and supplied by Sysco and approved by ARAMARK under Section 16.

(f) Operating Companies will provide each Component location with at least one delivery each week. More or less frequent deliveries may be agreed upon by the Component manager (or his designee) and the Operating Company’s assigned Account Executive on a Component-by-Component basis.

(g) Upon request by a Component, Operating Companies will provide to that Component those products not normally carried in inventory but which are required for special events, i.e. irregular, one-time events, provided that the Component gives reasonably adequate notice of its requirements. ARAMARK will use reasonable efforts to minimize or avoid returns after special events. *.

(h) Sysco shall provide at its cost and expense, a Sysco Corporate Multi-Unit Account Executive acceptable to ARAMARK, who shall be based in the ARAMARK Tower, Philadelphia, PA or such other location as ARAMARK may designate and who shall report to ARAMARK’s Vice President, Supply Chain Management. Sysco agrees that Sysco and such Sysco employee may be required to execute, and if requested, shall execute, a nondisclosure agreement in form reasonably satisfactory to counsel for Sysco and ARAMARK, to protect and avoid or limit disclosure of any trade secrets or

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

other confidential or proprietary information of ARAMARK or information of third parties whose confidentiality has been entrusted to ARAMARK.

(i) With respect to account management, Sysco, at a level at least as high as its Vice President, Multi-Unit Sales, will conduct in person business reviews with ARAMARK, on a quarterly basis. Included in such meetings will be a Sysco finance person, at a level at least as high as Corporate Controller or, with ARAMARK’s consent, his/her designee. In addition, Sysco will provide to ARAMARK, on a quarterly basis, reports of credits due to ARAMARK from each Operating Company, and Sysco will make a Sysco finance person, at a level at least as high as Corporate Controller, or, with ARAMARK’s consent, his/her designee, available to review such reports with ARAMARK, and responsible to implement follow-up actions established during such reviews with ARAMARK.

(j) With respect to research and development activities, Sysco will provide to ARAMARK the opportunity to engage in test, pilot or co-development projects with Sysco any new marketing, merchandising and promotional concepts created by Sysco for Sysco customers in general, such as new kiosks or new brands, but not projects specific to a single customer. Sysco will notify ARAMARK of any such opportunity. ARAMARK may accept such opportunity by notice to Sysco given not more than 30 days after receipt of notice from Sysco. Sysco and ARAMARK will then establish the parameters of the test, pilot or co-development project, and Sysco and ARAMARK will implement such project. * If the project implementation is unreasonably delayed by ARAMARK, Sysco may cancel the project, *.

(k) *

(l) *

(m) *

(n) *

4.	DELIVERY.

(a) Each Operating Company will establish a delivery schedule for each Component served by the Operating Company, as agreed upon by the Component manager and the Operating Company’s assigned Customer Service Representative or Account Executive. The number of deliveries to each Component will be determined by the service level required, subject to Section 3(e).

(b) All Operating Companies will use their best efforts to make all deliveries between the hours of 7:00 a.m. and 11:30 a.m., and 1:00 p.m. and 5:00 p.m., unless such times are otherwise expanded by the Component manager.

(c) Sysco and ARAMARK have entered into this Agreement to achieve the highest and best level of service, product delivery, and product quality, and the most efficient and consistent cost and pricing to ARAMARK. Sysco acknowledges that

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

ARAMARK and Components will require, in each geographic area, and from each Operating Company, different delivery schedules to provide the highest and best service levels, and the most efficient and consistent cost and pricing, to ARAMARK. Sysco therefore acknowledges and specifically agrees that Sysco and each Operating Company will cooperate and agree with ARAMARK and Components as to deliveries and service on a basis mutually acceptable to ARAMARK and such Operating Company.

5.	REPORTING.

(a) Sysco Corporate office (“Sysco Corporate”), or each separate Operating Company, will provide ARAMARK and Components with electronic Order Guides, in accordance with Section 3(b). Sysco will maintain an electronic link between Sysco and ARAMARK’s Corporate Office so that all weekly and monthly Order Guides will be transmitted electronically to ARAMARK’s Corporate Office by direct electronic link. If requested, Sysco will provide a copy of the disaster recovery and business continuance plan for SYSCO and any Operating Company.

(b) Sysco Corporate or each separate Operating Company will provide the following reports to ARAMARK.

(1) Sysco will compile ARAMARK’s computerized product usage data (“Usage Data”) and provide Usage Data to ARAMARK electronically via FTP server or other electronic communications for input into ARAMARK’s computer product tracking systems. ARAMARK will develop and maintain their proprietary product tracking systems.

(2) Upon ARAMARK’s written request, Sysco will provide * the Usage Data provided to ARAMARK and the Components, subject to the below listed conditions: (i) the information will only be made available in one of Sysco’s standard electronic formats or utilizing * standards; *.

(3) Sysco will provide the Usage Data to ARAMARK on a daily basis. The daily data transmission is required by ARAMARK’s E-RECEIVING and ARATRACK systems. Sysco will provide Usage Data to ARAMARK in a form and content compatible with E-RECEIVING and otherwise in compliance with ARAMARK’s written E-RECEIVING and ARATRACK specifications. Daily Usage Data will be provided to ARAMARK as soon as practicable but no later than * Time, with this data representing transactions between ARAMARK and Sysco performed the previous day at each Operating Company and any previously unreported transactions that are reported by the time the Daily Usage Data is generated.

(4) Sysco will also provide the Usage Data to ARAMARK on a monthly basis. The monthly data transmission is required by ARAMARK’s ARATRACK system until such time as data produced or calculated by Sysco is made available to ARAMARK, permitting the transition to the daily file data format. Sysco will provide Usage Data to ARAMARK in a form and content compatible with ARATRACK and

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

otherwise in compliance with ARAMARK’s written ARATRACK specifications. Monthly Usage Data will be provided to ARAMARK as soon as reasonably practicable following the close of each Period but no later than the second Tuesday following the close of such Period.

(5) Usage Data will be provided at * cost to ARAMARK. Sysco will provide ARAMARK with data that will permit both to * Order Entry Systems in use by the Components.

(6) The parties agree to the following provisions regarding electronic invoices: (i) ARAMARK anticipates the on-time receipt of electronic copies of invoices regardless of Operating Company with “on-time” defined as receipt of invoice upon the next regularly scheduled file transmission after product delivery by the delivering Operating Company; (ii) the goal for on-time receipt of electronic invoices is * at each Operating Company for each delivery day of week; and (iii) queries related to the daily delivery of invoicing data with respect to file content or transmission will be addressed by a manned Help Desk support function capable of responding within * of inquiry and such queries will be restricted to the file’s transmission and will not address specific field-level data values.

(7) The parties acknowledge that some ARAMARK customers, (individually a “* Source Customer” and collectively, * Source Customers”) have requested ARAMARK to provide information on purchases of food products which have been grown or raised in * in which a * Source Customer is located and in * contiguous to such * (the “* Source Region”), or have been processed or packaged into products in such * Source Region, and which products (“* Source Products”) have been purchased by ARAMARK for such * Source Customers. When requested by ARAMARK in specified *, Operating Companies or, at Sysco’s election, Sysco Corporate, will use their best efforts to provide a monthly report relating to each * Source Customer showing the total purchases of * Source Products by such * Source Customer, providing the vendor identity and SKU for each such * Source Product, within twenty (20) days of the end of the month covered by the report. If a * Source Customer requests reporting other than that described in this Paragraph 5(b)(7), the parties will use reasonable good faith efforts to provide such reporting, provided that if such reporting would require the expenditure of significant additional time * by Sysco or any Operating Company, the parties shall discuss in good faith such steps and actions to respond to such request in a fashion which either modifies the request so that Sysco is able to comply with such request * Sysco or the Operating Companies for the additional time * which would result from honoring the request.

6.	ORDERING PROCEDURES.

(a) Ordering Guidelines. All orders will be placed by Components, ordering by product item or line numbers shown in the Order Guides. Sysco and each of the Operating Companies will use their best efforts to establish uniform product item code numbers and to provide to Components electronic order entry software packages or electronic order entry transmission capability for order placement.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

(b) Placing Orders. Each Component will place orders through an Order Entry System. Each Component that * will be assigned a call day and approximate call time for placing orders and will be notified of the assigned call day and time. The assigned Sysco Customer Service Representative will call for the orders on the assigned call day at the approximate call time. Those Components placing orders through an Order Entry System will have access to a Sysco Order Entry System that is specifically designed for either broadband (e.g.: eSYSCO) or dial-up (e.g.: RIO Lite) data communication. All Sysco Order Entry Systems will be functional within the constraints defined for the application and will be maintained and supported to meet the ordering requirements of all Components. In the event that a Component encounters a problem in the use of an Order Entry System or in the content of the data presented, a manned Help Desk support function will be available to the Component when required to assist in resolving any issues arising from the use of the Order Entry System.

(c) Specified Products Program.

(1) Each Operating Company will incorporate ARAMARK’s Specified Products Program into its written procedures (and where established, into its computer systems and procedures) for responding to orders placed by Components. * ARAMARK will from time to time notify Sysco of those products which are preferred under ARAMARK’s Specified Products Program. Sysco will notify Operating Companies of such products.

(2) *

(3) *

(4) *

(5) *

(d) Emergency Orders. Any Component may place, and the Primary Distributor serving the Component will fill, emergency orders to provide continuity of service. The Primary Distributor serving the Component placing an emergency order will fill each emergency order at a price established in the manner provided in Section 9. Flagrant abuse of emergency order procedures may be brought to the attention of ARAMARK’s Regional Distribution Managers by Sysco.

(e) Substitution of Products. Except as provided in Sections 6(c) and 6(d), no Operating Company may substitute any products for other products ordered by Components. Products which are out of stock or product substitutions made pursuant to Sections 6(c) and 6(d) in connection with ARAMARK’s Specified Products Program will be communicated to each Component, prior to delivery as follows. If using Sysco’s electronic order entry system, the system will advise the Component concerning out of stock items and the Component may choose a suitable substitute for the out of stock items. If the Component is not using Sysco’s electronic order entry system, the Operating Company’s Customer Service Representative will call those Components

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

affected and will suggest substitute products to be shipped. Substitute products will be shipped to a Component affected only after they have been approved (i) on Sysco’s order entry system or (ii) by the Component manager (or his/her designee). A substituted product of higher quality or grade than the product ordered will be sold at the price in effect at the time of the order for the product originally ordered, calculated pursuant to Section 9 unless the substitution is the result of a supplier’s failure to timely supply Sysco. A substitute product of lower quality than the product ordered, will be sold at the price in effect at the time of the order for that substitute product, calculated pursuant to Section 9.

(f) Shortages. Sysco and each Primary Distributor acknowledge that the designation of a Sysco operating company as a Primary Distributor limits the circumstances in which ARAMARK and Components will purchase from alternate suppliers. Therefore, where a Component orders from a Primary Distributor, Sysco and the Primary Distributor will use their respective best efforts to supply such Component with its entire order if product is available in the marketplace.

(g) *

(1) *

(2) *

(h) *

7.	TERMINATION.

(a) Upon 60 days’ prior written notice to Sysco, ARAMARK may terminate any Operating Company’s designation as a Primary Distributor in one or more market areas, as to one or more Components, or any combination thereof. If, however, ARAMARK desires to so terminate any Operating Company’s designation as a Primary Distributor as a result of the expiration or termination of any contract pursuant to which an affiliate of ARAMARK manages a Component, ARAMARK will not be obligated to provide 60 days’ prior written notice and ARAMARK will provide only such prior written notice as ARAMARK determines to be practical under the circumstances. Sysco will notify the terminated Operating Company of its termination, the scope of its termination and the termination date. ARAMARK will order and the terminated Operating Company will deliver to one or more locations designated by ARAMARK all ARAMARK Proprietary Merchandise on hand in inventory within 30 days after the termination date.

Either party may terminate this Agreement upon 180 days’ prior written notice to the other party. The term of this Agreement will commence as of November 25, 2006, and shall continue in effect until March 31, 2015, unless sooner terminated, and the term of this Agreement will automatically renew, on March 31, 2015, and each anniversary thereof, for a period of 12 months, unless either party gives the other party written notice of intent not to renew, no later than the September 30 which immediately precedes the end of the term, or renewal term, as the case may be. The maximum

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

number of automatic renewals will be 10 renewals of 12 months each, such that the term of this Agreement, as renewed, may not extend beyond March 31, 2025.

8.	CALCULATION OF COST.

(a) Cost-Based Program. Except as otherwise provided in Section 9(e), all prices to ARAMARK for products, including without limitation, substitute products and products not listed in a Order Guide, will be calculated on Sysco’s cost (hereinafter defined), plus a defined margin based on * as set forth on Exhibit A. No changes may be made to Exhibit A without ARAMARK’s prior written consent. In addition, the parties acknowledge that where a contract client of ARAMARK or its affiliates competitively bids such client’s purchasing program directly, Sysco may bid at such costing and pricing as SYSCO in its sole discretion, chooses. Should Sysco be awarded any such bid, the purchases made pursuant to the bid shall not be included in the total purchases upon which Sysco is obligated to pay ARAMARK the National Volume Discount, Marketing, Produce Incentive and SYSCO® Brand Performance allowances under Section 10 and any other allowance agreed upon by the parties. Sysco acknowledges that ARAMARK and its affiliates, under their respective operating agreements with contract clients, are responsible for the purchasing of food, beverages and other supplies. *

(b) Definition of Sysco’s Cost. The term “Sysco’s cost” is defined as the Vendor’s Last Invoice Price, plus * freight charged (including freight charged by Sysco’s affiliated entity which assumes the internal freight function (“Sysco Logistics”)), if not included in the Vendor’s Last Invoice Price, less all off-invoice vendor allowances, discounts and off-invoice promotions for the period of the promotion, excluding cash discounts, breakage allowances and spoilage allowances.

(1) The term “Vendor’s Last Invoice Price” is defined as, for each product received, (i) the invoice price shown on the last invoice for such product issued by the product vendor including * and its * or successor merchandising entity (collectively, “*”), prior to the date on which an Operating Company calculates Sysco’s cost and establishes the price of such product, or (ii) *. Where ARAMARK establishes contract pricing for a product as described in Section 9(d) and 9(e), (whether FOB plant or delivered to Sysco’s dock), the Vendor’s Last Invoice Price, for purposes of calculating Sysco’s cost and the sell price of such product, will be *. For the avoidance of doubt, ARAMARK contract pricing will include contracts where ARAMARK’s vendor has agreed to supply products to ARAMARK through ARAMARK’s designated distributor at the vendor’s truckload quantity price, without regard to the actual size of the load shipped or delivered by the vendor.

(2) *

(3) *

(4) Cash discounts, actual and imputed, breakage allowances, spoilage allowances and the cost recovery and earned income referenced in Section 8(b)(6) will be excluded from the calculation of Sysco’s cost of a product. Operating

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Companies will not increase the cost of any product by an imputed cash discount, if the vendor does not offer a cash discount. Operating Companies will not decrease Sysco’s cost of any product by the amount of any actual cash discount made available by the vendor to the Operating Company, except as provided in Section 9(d)(5). *

(5) Allowances (including bid and nonprofit allowances and USDA bill-backs) granted by manufacturers to be passed along to ARAMARK and its Components will be passed along as * to *, prior to *.

(6) Sysco and Operating Companies perform value-added services for suppliers of SYSCO® brand and other products over and above procurement activities typically provided. These value-added services include regional and national marketing, freight management, consolidated warehousing, quality assurance and performance-based marketing. Sysco may recover the costs of providing these services and may also be compensated for these services and considers this compensation to be earned income. Receipt of such cost recovery or earned income does not affect product cost.

9.	PRICING AND MARGINS.

(a) Pricing Calculations and Adjustments.

(1) Sysco will cause each Operating Company to calculate Sysco’s cost and to establish prices for all products sold to ARAMARK and its Components (other than Market Commodity Products) using Vendor’s Last Invoice Price prior to the commencement of each Period. Sysco will cause Operating Companies to sell all products (other than Market Commodity Products) ordered by ARAMARK during such period at such prices. Prior to expiration of each Period, Sysco and each Operating Company will establish prices of all products (other than Market Commodity Products), which will be in effect for the next following Period and which will reflect increases or decreases in the Vendor’s Last Invoice Price for such Products.

(2) Sysco will cause each Operating Company to calculate Sysco’s cost of, and to price, Market Commodity Products on the date associated with such Operating Company, as set forth on Exhibit B, and such prices will remain in effect for the time period set forth on Exhibit B. Pricing for fresh produce and fresh fish and fresh shellfish will be adjusted *, with pricing based on Sysco’s cost for the last receiving the day before the price becomes effective. *.

(3) Sell Prices established for products on monthly, weekly, daily and time of sale basis as provided for in Exhibit A shall remain in effect as follows:

Monthly pricing - pricing in effect for a calendar month or a defined ARAMARK accounting period;

Weekly pricing - pricing in effect for seven consecutive days;

Daily Pricing - pricing in effect for a 24 hour period; and

Time of Sale - pricing in effect for current purchase only

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

(b) Primary Distributor Pricing.

(1) Sell Price. Except as provided in Section 9(e), all prices to ARAMARK from Primary Distributors will be Sysco’s cost, plus a defined margin based on product category, *. No changes will be made to Exhibit A without the prior consent of ARAMARK. Unless otherwise specifically noted on Exhibit A, the margin of each product on Exhibit A is a *. Notwithstanding anything in this Agreement to the contrary, the * for frozen pizza delivered to *, and for plastic, fiber, foam and composite disposable trays delivered to *, will be * and *, respectively.

(2) * procedure. Every quarter during the term, Sysco will provide to ARAMARK with a * report patterned on Exhibit A, showing where all products distributed by Sysco and its Operating Companies have been classified for purposes of calculating Sysco’s cost and sell prices, by product category, *.

(c) Smallwares, ChefEx and Drop Ship Pricing. Sysco will provide Components with kitchen, cooking, storage and handling equipment and tabletop items and smallwares (collectively, “Smallwares”). Sysco will deliver Smallwares to Components, at Sysco’s option, from Operating Companies, direct from the manufacturer or from Sysco’s Central Warehouse network located around the country.

(1) From Operating Companies. All prices for Smallwares shipped from Operating Companies to Components will be at Sysco’s cost, plus a *.

(A) Any Smallwares order in excess of * (but less than *) will be at Sysco’s cost, plus *.

(B) Any Smallwares order equal to or exceeding * will be at SYSCO’s cost, plus *.

(2) From Manufacturers (Drop Ship). All prices for Smallwares, light equipment, capital equipment and other products drop shipped from a manufacturer’s factory or distribution facility to Components will equal Sysco’s cost, plus *. Freight costs will be included in Sysco’s cost *.

(3) From Central Warehouse. All prices for Smallwares shipped to Components from a Sysco Central Warehouse on behalf of the Operating Company will be at Sysco’s cost for such Operating Company, plus *. Freight will be charged only on orders under *. All products other than Smallwares, shipped from the delivering Sysco Central Warehouse, will be at Sysco’s Cost for the Operating Company, plus *. Freight to the Component from the delivering Sysco Central Warehouse will be charged only on orders under *.

(4) From ChefEx. All prices for products purchased through Sysco’s ChefEx network will equal Sysco’s cost, plus a *, plus the normal express delivery charge (e.g., *) to deliver ChefEx products. If requested by ARAMARK *, Sysco will cooperate with ARAMARK to utilize * shipping rates for ARAMARK’s ChefEx purchases.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

(d) Contract Pricing.

(1) Coffee. Operating Companies will obtain ARAMARK’s premium blend coffee for ARAMARK’s manual and vending operations through deliveries from ARAMARK approved roasters. Operating Companies will deliver ARAMARK’s premium blend coffee to Components at the prices invoiced to the Operating Companies by ARAMARK approved roasters, plus *. Sysco and each Operating Company will not add any surcharge, fee, or other amount to the price of ARAMARK premium blend coffee charged to any Component. Operating Companies will deliver * products to Components at the agreed price established between * and ARAMARK and a National Volume Discount (hereinafter defined) will not be paid on any * products.

(2) Chemicals. Operating Companies will deliver chemical products to Components at the prices for those products established under ARAMARK’s contract with the manufacturer(s) of such products.

(3) Disposables. Operating Companies will deliver disposable products, such as those sold by * or another ARAMARK preferred product vendor, to Components at the prices for those products established in ARAMARK’s contract with such vendor, *, plus the margin set forth on Exhibit A.

(4) Paper Products. Operating Companies will deliver paper products, such as those sold by * or another ARAMARK preferred product vendor, to Components at the prices established in ARAMARK’s contract with such vendor, plus the margin set forth on Exhibit A.

(5) Certain Other Products. ARAMARK Components currently utilize * Products that are governed by agreements with vendors binding upon * which establish the ultimate price at which the delivering Operating Company must sell such products to the Component (“Fixed Sell Price Products”). Notwithstanding Section 9, the Sell Price for Fixed Sell Price Products shall be the amount prescribed (or calculated in accordance with) the agreement with such vendor. Current Fixed Sell Price Products include only fountain syrup products (bag-in-box) from * and * and *. *.

(e) * and * (fountain syrup). Sysco will cause Operating Companies to distribute * and * fountain syrup at the respective * and * national chain account contract prices as stipulated by the * and the comparable * and * programs; provided that each Operating Company will reduce Sysco’s price to Components for syrup by the amount of the cash discount received by the Operating Company from *. *.

(f) * and the Contract Pricing. From time to time ARAMARK may choose to enter into * and contract pricing agreements with manufacturers. ARAMARK will notify Sysco of the relevant terms of those agreements. Sysco will cause Operating Companies to perform this Agreement in a manner consistent with such agreements.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

ARAMARK will give Sysco thirty (30) days advance notice of the implementation of such agreements and any changes thereto.

(g) Operating Company Invoicing for Components. *

(h) Food Show Participation. Sysco will allow Component Frontline Managers to place orders at its Operating Companies’ food shows, * so long as the Frontline Managers attend such food shows.

(i) *. For * a Component (subject to the qualification in the following paragraph), Sysco will include a * (“*”) on the * for such * equal to *. Sysco will establish a primary/secondary relationship for multiple account numbers for multiple * the same location without * (“Common Area *”) in order to ensure the correct aggregation of account numbers. Under these multiple account relationships, the * will appear only on the last * prepared for any set of Common Area * on a given * day, and therefore not on the * for each * in such set of Common Area *. Sysco will include the * as a line item with a dedicated SUPC number for the * on the * to the receiving Component which will enable ARAMARK to track the * in its systems. The * shall change from time to time as provided in Exhibit D

No * will be applicable to * which are the result of an error by Sysco provided, however, if the receiving Component adds additional products to such a * by Sysco, such additional products will be treated as a * subject to the *. ARAMARK and Sysco will work together in good faith to address any issues that arise out of * made by Sysco to correct an error by Sysco.

10.	ALLOWANCES.

Based on the overall volume of purchases made by ARAMARK and its Components, and the business opportunities presented to Sysco, Sysco will provide to ARAMARK the following allowances:

(a) National Volume Discount. Sysco will pay to ARAMARK a * national volume discount allowance (the “National Volume Discount”) on any and all product purchases by Components, unless otherwise agreed in writing. * will be excluded from such allowance. Sysco will pay the National Volume Discount, Marketing Allowance and Produce Incentive earned by ARAMARK based on ARAMARK’s purchases in a Period by the *. In addition to these allowances, and the Performance Allowance, Sysco will pay to ARAMARK a * prompt payment allowance on all product purchases in accordance with Section 12.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

(b) * Allowance. Sysco will pay to ARAMARK an allowance on all purchases of * Products (“* Allowance”) which * Allowance shall be based upon * for * Products as follows:

Fee per * From 9(d)(1)	Allowance per *

*	*
*	*
*	*

Sysco will pay the * Allowance earned by ARAMARK quarterly based on ARAMARK’s purchases in an ARAMARK fiscal quarter by the *.

(c) SYSCO® Brand Performance Allowance. Sysco shall pay to ARAMARK a Performance Allowance (the “Performance Allowance”), under and subject to the terms and conditions of Exhibit D Sysco guarantees that the SYSCO® brand version of a product previously supplied to ARAMARK by any such manufacturer with the manufacturer’s brand or other brand shall be packed by such manufacturer. *

(d) Produce Incentive Allowance. Sysco will pay ARAMARK a produce incentive volume allowance (the “Produce Incentive Allowance”) at the rate of * on all products in Sysco product Category 11 (Produce) (* the products listed on Exhibit E), purchased by ARAMARK and its Components. All items in Category 11, set forth in Section 2(a), will be deemed produce, except for the products listed on Exhibit E. At the end of each Period, Sysco will provide ARAMARK with a report on * purchases, and the * of such purchases into * purchases.

(e) * Incentive.

(1) General Rule;*. The * over all Components (the “Base Year *”) for the Sysco fiscal periods corresponding to calendar 2010 (the “Base Year”) is as set forth in the table below. The information was retrieved from *. The * purchased during the Base Year represent no greater than * ( the “Base Year *”) of * purchased (* purchased is the sum of *.)

Base Year January 1, 2010 through December 31, 2010
*	*	Average *	Base Year *
*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Within thirty (30) days of the end of Sysco’s 2011 fiscal year and each Sysco fiscal year (or portion thereof) thereafter during the term of this Agreement, Sysco will compare the * during the fiscal year then ending to the Base Year *. If the * exceeds the Base Year *, Sysco will * an incentive (the “* Incentive”) determined from the following table based upon * by which the * then calculated exceeds the Base Year *:

Increase in * over Base Year *	* Incentive as* of * that Fiscal Year
*	*
*	*
*	*
*	*

The percentage determined from the table above shall be multiplied by the total * used to determine the National Volume Discount payable for the fiscal year for which the * Incentive is being determined to calculate the amount of the * Incentive which amount shall be paid by Sysco within thirty (30) days of the end of the fiscal year for which the * Incentive is being determined. It the term of this Agreement does not end at the same time as a Sysco fiscal year end, the last * Incentive payable under this Agreement will be prorated to account for the fact that such incentive is calculated off a Sysco fiscal year which ends on a different date than the last day of the term of this Agreement. ARAMARK has the right to review and verify the source of the data as well as the methodology used to determine the * used in the calculation of the * Incentive.

The * Incentive will not be paid if the percentage of * in the fiscal year for which the * Incentive is being calculated exceeds the Base Year *. If the quantity or volume of any product * is changed from the * of such product in effect on March 31, 2011, Sysco, following not less than fifteen (15) days prior notice to ARAMARK, may adjust the * Incentive in an amount reasonably necessary to compensate for such * adjustment. The intent is that * changes remain *. The * changes shall be determined from time to time by Sysco. ARAMARK has the right to review and verify the source of the data as well as the methodology used to determine changes in *.

(2) Fiscal 2011 4th Quarter Exception. For the Sysco fiscal period from April 3, 2011 through July 3, 2011 (“FY 2011 4th Quarter), Sysco will pay an incentive based on the comparison between the * over all Components for FY 2011 4th Quarter and the * for the 4th quarter of Sysco’s fiscal 2010, which ran from April 4, 2010 through July 3, 2010, as set forth in the table below:

*	*	Average *	Base Year *
*	*	*	*

Within thirty (30) days of the end of FY 2011 4th Quarter, Sysco will compare the average * during FY 2011 4th Quarter to the average * set forth in the immediately preceding table (the “FY 2010 4th Quarter Average *”). If the average * for FY 2011 4th

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Quarter exceeds the FY 2010 4th Quarter Average *, Sysco will * an incentive (the “* Incentive”) determined from the table below based upon the amount * by which the average * for FY 2011 4th Quarter then calculated exceeds the FY 2010 4th Quarter Average Drop Size.

Increase * over FY 2010 4th Quarter Average *	* Incentive * for FY 2011 4th Quarter
*	*
*	*
*	*
*	*

The percentage determined from the table above shall be multiplied by * used to determine the National Volume Discount payable for FY 2011 4th Quarter to calculate the amount of the * Incentive which amount shall be paid by Sysco within thirty (30) days of the end of FY 2011 4th Quarter. ARAMARK has the right to review and verify the source of the data as well as the methodology used to determine the * used in the calculation of the * Incentive.

The * Incentive will not be paid if the * in FY 2011 4th Quarter exceeds the Base Year *. Sysco may adjust the * Incentive to account for * changes in the manner provide for adjusting the * Incentive under Paragraph 10(e) (1) above.

(f) Purchase Verification. Calculation and payment of the allowances earned in this Section for a Period (or any other period of time) shall be based on ARATRACK data; provided, however, that if ARAMARK’s accounts payable data show purchases in excess of the purchases shown on ARATRACK data, for any Period (or other period of time), Sysco will calculate and pay the allowances described in this Section on that incremental volume of purchases, as well as the volume shown on ARATRACK data for such Period (or other period of time). For the avoidance of doubt, purchases from an Operating Company of products sold to the Operating Company by a Specialty Company or any other affiliate of Sysco shall be included for purposes of calculating the Allowances.

(g) No Operating Company Variance. No allowances in addition to or greater than those specified in this Section 10 and no pricing varying from the pricing specified in Section 9 shall be applicable or effective without the prior written consent of a corporate officer of Sysco.

11.	ARAMARK PROPRIETARY MERCHANDISE.

(a) When requested by ARAMARK, Operating Companies selected by ARAMARK will stock ARAMARK Proprietary Merchandise, merchandise bearing a national or regional brand and private label merchandise, provided that (1) the manufacturer of such ARAMARK Proprietary Merchandise or other merchandise has delivered to ARAMARK a warranty and indemnity agreement providing protections

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

customarily obtained by ARAMARK, which are extended to Sysco * is able to obtain its standard Hold Harmless Agreement and Guaranty Warranty of Product from such manufacturer, and (2) there is a minimum movement of * cases per week for each Operating Company selected by ARAMARK to stock such items. There will be a * grace period to reach the average movement of * cases per week, commencing on the date Sysco notifies ARAMARK that the item is in stock at each Operating Company selected by ARAMARK. Where the distribution business is transitioned from one Operating Company to another, Sysco will * waive, for the Operating Company to which the business is transitioned, the * case movement requirement for ARAMARK Specified Products or ARAMARK Proprietary Merchandise for any such products where such requirements were met at the transferring Operating Company prior to the transition.

(b) ARAMARK Proprietary Merchandise that has been discontinued by ARAMARK will be the responsibility of ARAMARK to deplete from inventories of Operating Companies within * days. ARAMARK will be responsible to deplete perishable items within * days.

(c) The term “ARAMARK Proprietary Merchandise” is defined as only those products purchased at the direction of ARAMARK exclusively for ARAMARK lines of business, manufactured and packaged with the ARAMARK logo or other mark proprietary to ARAMARK.

12.	PAYMENT TERMS.

(a) ARAMARK will pay invoices under this Agreement within * days after the date of invoice. Sysco will pay ARAMARK a prompt payment allowance of * on all purchases paid within * days after the date of invoice; provided that for any Period, at least * of the total dollar amount of invoices from Sysco and the Operating Companies are paid within * days after the invoice date (the “* Test”). If for any Period, the * Test is not met, Sysco will pay the prompt payment allowance only for those invoices which were paid within * days after their dates. Sysco will pay ARAMARK the prompt payment allowance earned in each Period by *. The payment terms in this Section will apply to any arrangement where Sysco has bid to provide distribution services to a third party, as described in Section 8(a). *

(b) Each Account will be offered credit terms commensurate with its credit worthiness as determined by the delivering Operating Company * following (i) submission of a * and such * other information specified by the delivering Operating Company, (ii) written approval of the * submitted by such Account, and (iii) written designation of payment terms for such Account. For the avoidance of doubt, ARAMARK is not *; provided, however, that ARAMARK will * Sysco in the * from such Account * under this Agreement.

13.	INVOICING.

(a) Each Operating Company invoice will be addressed to ARAMARK Services, Inc. in care of the component’s name and address, and will include the correct

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Component number and the Operating Company’s supplier number (as designated by ARAMARK) for payment.

(b) Monthly price changes for all products (other than Market Commodity Products) in the product categories listed in Section 2(a) will become effective with the commencement of each Period. Weekly price changes for Market Commodity Products will become effective on the days, and will remain in effect for the periods, identified in Exhibit A.

(c) Sysco will make available Order Guides and an Order Entry System as provided in Sections 3(b), 5(a) and 6(b). As SYSCO provides or ARAMARK orders new products, such products must conform to ARAMARK’s account codes. Operating Companies will identify on each invoice subtotals of products purchased comporting to ARAMARK’s accounting format, which upon request, will be provided to Sysco for distribution to Operating Companies.

14.	AUDIT.

(a) Upon 15 business days’ prior written notice to Sysco and an Operating Company, ARAMARK may conduct an audit (including verification of such Operating Company’s costs and prices) of any or all Operating Companies, as more fully provided in this Section. ARAMARK’s notice to Sysco will state:

(1) The Operating Company or companies subject to the audit.

(2) The date, time and place of audit.

(3) The dates of the pricing periods to be audited.

(4) The items to be audited (including without limitation, appropriate computer screens).

(b) ARAMARK will audit * for a period not to exceed * months prior to the date the audit commences (collectively, the “Audit Documents”). Items to be audited will not exceed * line items, whether or not listed items in Sysco’s Order Guides.

(c) At the time of the audit, ARAMARK will have access to the Audit Documents for all items being audited. *

(d) In addition to the Audit Documents, Sysco will make available * prior to the date on which Sysco’s cost and the price of a product is established. Sysco will also make available* for the dates and pricing periods for which prices established by Sysco or any Operating Company are to be audited. *

(e) Sysco also agrees that, upon notification of an audit, each Operating Company which is the subject of the audit will utilize ARAMARK’s format if requested to do so. An example of ARAMARK’s format is attached as Exhibit F. If, on the second audit, (1) such Operating Company does not utilize ARAMARK’s audit format and

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

procedures or does not provide reports or other documents requested by ARAMARK, or (2) *. ARAMARK reserves the right to re-audit, at its discretion, where audit results are unsatisfactory. In that event, ARAMARK may review invoices and freight bills issued an additional * prior to the audit period if such documentation is available. Furthermore, ARAMARK may review additional line items and additional materials, which will be provided by Sysco upon ARAMARK’s request. *

15.	INSURANCE AND INDEMNITY.

(a) Sysco and each Operating Company will obtain and continue in force, during the term of this Agreement, at their own expense, the following insurance coverage:

(1) Workers’ Compensation Insurance and Occupational Disease Insurance as required by the laws of the state or states wherein the work is to be performed.

(2) Employer’s Liability Insurance, with limits of at least $100,000 each claim.

(3) Comprehensive Automobile Liability Insurance with limits on Bodily Injury Liability of $100,000 each person, $1,000,000 each accident and Property Damage Liability of $500,000 each accident, $500,000 aggregate.

(4) Comprehensive General Liability Insurance, including Operations, Product Liability and Contractual Liability coverage, with limits on Bodily Injury and Personal Injury Liability of $1,000,000 each occurrence, $2,000,000 aggregate and Property Damage Liability of $500,000 each occurrence, $500,000 aggregate.

(b) Sysco and each Operating Company will purchase, obtain and maintain insurance policies providing the above-required coverage from qualified insurance companies rated by A. M. Best Company, Inc. (or any successor rating agency similarly recognized by the insurance industry) (the “Rating Agency”) in one of the three highest categories of the Rating Agency. Each insurance policy will name ARAMARK, ARAMARK Corporation and their subsidiaries as additional insured, will not contain any cross-liability exclusions and will not be cancelled or materially changed without thirty (30) days’ prior written notice to ARAMARK. Such insurance may be provided in the form of blanket policies covering Sysco and all of its operating divisions and subsidiaries, including without limitation, Operating Companies. Within 30 days after the date hereof, Sysco will obtain and deliver to ARAMARK certificates of insurance evidencing the coverage required above. If any insurer from which Sysco or an Operating Company obtains the above-required insurance coverage ceases to be rated in one of the three highest categories of the Rating Agency, Sysco or the Operating Company, as the case may be, will obtain, at the time of renewal of such policy or policies, coverage from another qualified insurance company rated in one of such categories, and within thirty 30 days after obtaining such replacement coverage, will deliver to ARAMARK certificates of insurance evidencing the replacement coverage.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

(c) Sysco will defend, indemnify and hold ARAMARK harmless from all costs, liabilities or other obligations arising out of (1) the performance of this Agreement by Sysco or any Operating Company, or (2) any product supplied under this Agreement by Sysco or any Operating Company, except to the extent such costs, liabilities or other obligations are caused by the negligence or willful misconduct of ARAMARK, ARAMARK Services, Inc., or their respective agents or employees or the agents or employees of entities or persons owning or controlling Components. ARAMARK shall promptly notify Sysco of all Claims provided that failure to promptly notify Sysco shall not affect Sysco’s obligation except to the extent Sysco’s ability to defend the Claim is impaired. Promptly upon notification of a Claim by ARAMARK, Sysco shall assume and be entitled to control the defense of such Claim with counsel selected by Sysco and reasonably acceptable to ARAMARK. ARAMARK may participate in the defense of any Claim with counsel of its own choosing at ARAMARK’s expense.

16.	PROCEDURES MANUAL.

On February 1, 2012 and every anniversary of such date during the Term Sysco will prepare and supply each Component, and each Operating Company, at no cost to ARAMARK or any ARAMARK Component, with a detailed policies and procedures manual consistent with this Agreement and identifying and explaining all procedures, delivery schedules, credit memos, etc. Such procedures manual may be the existing manual used by Sysco and ARAMARK, with such changes as Sysco and ARAMARK deems necessary and appropriate to make, and any such changes will be subject to ARAMARK’s approval.

17.	MINORITY-OWNED AND WOMEN-OWNED SUPPLIERS.

It is the policy of both ARAMARK and Sysco to encourage the interest of minority and women-owned businesses. Sysco represents and warrants that to the best of Sysco’s knowledge, set forth on Exhibit G attached hereto is a true, correct and complete list of minority-owned and women-owned suppliers from which Sysco operating companies are purchasing on the date hereof, compiled based on information from Sysco’s suppliers. If requested, Sysco will provide ARAMARK, at no cost to ARAMARK, information regarding the purchases of the minority-owned or women-owned suppliers’ products by Components by Operating Company. Sysco will notify ARAMARK on a quarterly basis of additions or deletions to Exhibit G attached hereto.

18.	COMPLIANCE WITH LAWS AND STANDARDS.

(a) In performing this Agreement, Sysco shall comply, and shall cause the Operating Companies to comply, with all applicable Federal, State and local laws, regulations, rules, ordinances, orders and other legal requirements (“Laws”), including without limitation, the Federal Consumer Products Safety Act, the Fair Labor Standards Act, the Hazardous Substance Act, the Occupational Safety and Health Act of 1970, as amended, and all Federal or State environmental Laws. Sysco shall also comply, and shall cause the Operating Companies to comply, with ARAMARK’s food safety standards set forth on Exhibit I, as applicable to each Operating Company. Sysco shall

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

cause its suppliers of SYSCO® brand products (including the Specialty Companies) to adhere to such standards, as are applicable to such suppliers of such products. Such standards may be revised at any time and from time to time by ARAMARK, and unless otherwise agreed, shall be effective upon receipt thereof by Sysco.

(b) Food safety is of paramount important to ARAMARK and Sysco and the ultimate consumer. To that end, Sysco had developed stringent standards for the production and packaging of ground beef and ground veal (the “Sysco Ground Beef Safety Standards”), a copy of which is attached hereto as Exhibit J. In order to adequately protect Sysco, ARAMARK and the Components from potential food safety issues relating to the production of ground beef and the ultimate consumer, Sysco shall not be obligated to utilize any supplier of ground beef which does not meet the Sysco Ground Beef Safety Standards, whether or not the ground beef supplied by such supplier has been designated by ARAMARK as ARAMARK Proprietary Merchandise or a special order product.

19.	MISCELLANEOUS PROVISIONS.

(a) Sysco represents and warrants that it has full right, power and authority to enter into this Agreement and to perform, and to cause each Operating Company to perform, all of the terms and conditions of this Agreement on its or their respective parts to be performed.

(b) ARAMARK represents and warrants that it has full right, power and authority to enter into this Agreement and to perform, and to cause affiliated Components to perform, all of the terms and conditions of this Agreement on its or their respective parts to be performed.

(c) Any information supplied by either party to this Agreement to the other party, including without limitation, client information and purchasing specifications will be considered confidential and will not be disclosed to any third party and will not be used by either party to this Agreement for any reason other than to fulfill the terms of this Agreement. Any party required by law or legal process to disclose any of such confidential information will notify the other as far in advance of such required disclosure as is reasonably feasible. Sysco will disclose this Agreement to the Operating Companies, each of which, by providing service under this Agreement, shall be deemed to have agreed to perform all terms and conditions of this Agreement, including without limitation, this provision on confidentiality.

(d) This Agreement will not apply to any purchases made by or on behalf of any ARAMARK components from any Operating Companies, including without limitation, any Components which are federal, state or local governmental agencies or instrumentalities, if in the written opinion of counsel to Sysco or counsel to ARAMARK, the application of this Agreement would violate any federal, state or local law or regulation. In that event, for those Components and Operating Companies, this Agreement will apply and be enforceable to the maximum extent permitted by such law or regulation, as determined by counsel to Sysco and counsel to ARAMARK. For all

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

other Components and Operating Companies, this Agreement will remain in full force and effect.

(e) All notices required or permitted to be given under this Agreement by ARAMARK to Sysco, or by Sysco or any Operating Company to ARAMARK, will be in writing signed by the notifying party and will be either hand delivered, delivered by a nationally recognized overnight courier service such as Federal Express or UPS, or deposited in the U. S. certified or registered mail, postage prepaid, return receipt requested addressed as follows:

To ARAMARK:	To Sysco:

ARAMARK Food and Support Services Group, Inc. 22nd Fl. 1101 Market Street, ARAMARK Tower Philadelphia, PA 19107 ATTN: Charlie Lousignont Vice President, Supply Chain

Sysco Corporation

1390 Enclave Parkway

Houston, TX 77077

ATTN: Executive Vice President, Multi-Unit Sales

With required copies to:

Sysco Corporation

1390 Enclave Parkway

Houston, TX 77077

ATTN: General Counsel

or to such other addresses as the parties may direct notice given as herein provided. All notices given by Sysco or any Operating Company to any Component will be in writing, and will be signed and given in the manner provided above, to the Component’s address, ATTN: Manager, with a copy to ARAMARK. Notices may be transmitted electronically if followed by a confirming written notice given as provided above. Notices will be deemed given when hand delivered, or when received as evidenced by the return receipt or the date notice is first refused if that be the case.

(f) No waiver of any breach or default of this Agreement will constitute a waiver of any other or further breach or default hereof. This Agreement will be governed by the law of Pennsylvania, without regard to its choice or conflicts of law rules. The parties hereby waive any objection that venue in Philadelphia, Pennsylvania is improper or inconvenient.

(g) This Agreement constitutes the entire understanding and agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous agreements, writings and other undertakings between on the one hand, Sysco and its subsidiary or affiliated companies, including without limitation, the Operating Companies, and on the other hand, ARAMARK and its lines of business and their components. All Exhibits attached hereto are incorporated herein by reference. This Agreement may not be amended, altered or otherwise modified including amendments, alterations or modifications relating to any specific Operating Company, except in a writing signed by a corporate officer of Sysco and a corporate officer of ARAMARK.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

(h) In order to enable Sysco to evaluate ARAMARK’s credit terms and to monitor ARAMARK’s financial condition, ARAMARK will supply to Sysco quarterly and annual financial statements of ARAMARK Corporation and its subsidiaries on a consolidated basis consisting of an income statement, balance sheet and statement of cash flow. Sysco may request such further financial information from ARAMARK from time to time, sufficient, in Sysco’s reasonable judgment, to enable Sysco to accurately assess such ARAMARK’s financial condition. As long as ARAMARK or its corporate parent makes periodic reporting with the United States Securities and Exchange Commission (SEC) and such reporting is current (with permitted extensions) and in compliance with applicable law and SEC regulations, the requirements of this paragraph 19(h) shall be deemed satisfied.

(Remainder of page intentionally left blank)

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

(i) *

IN WITNESS WHEREOF, the undersigned duly authorized officers of Sysco and ARAMARK have hereunto set their hands and seals on the date first above written.

SYSCO CORPORATION		ARAMARK FOOD AND SUPPORT SERVICES GROUP, INC.

By:	/s/ G. KENT HUMPHRIES	By:	/s/ JOHN M. OROBONO

Name:	G. Kent Humphries	Name:	John M. Orobono

Title:	Senior Vice President, Contract Sales	Title:	Senior Vice President, Supply Chain Management

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

EXHIBIT A

To

Amended and Restated Master Distribution Agreement

Dated as of November 25, 2006

Products and Margins List

This Exhibit A identifies each product whose margin is identified as * and whose selling price is calculated by adding * to SYSCO’s cost of the participating SYSCO operating company which delivers the product.

This Exhibit A also identifies whether those products are Market Commodity Products, whose selling prices are calculated weekly and hence, listed in a weekly price order guide, or whether those products’ selling prices are calculated on a monthly basis, and hence listed in a monthly price order guide.

Category 1 – Healthcare

All categories @ *

Category 2 – Dairy

All Dairy products (inclusive of butter alternatives, refrigerated and frozen egg products, cream cheese, ricotta cheese, cottage cheese, cheese food, imitation cheese, dry Parmesan and Romano “shaker” cheese, and substitute cheese) are priced at a margin of * weekly with the exception of all shell eggs, which will be priced at a margin of * and the following Sysco intermediate/minor product categories which will be priced at a margin of *.

*	*	*	*	*	*
02	BUTTER	ALL
04	CHEESE	01	PROC AMER CHEES	ALL
04	CHEESE	02	PROCESSED CHEES	ALL
04	CHEESE	04	GRATED CHEESE	ALL
04	CHEESE	08	CHEESE NATURAL	ALL
04	CHEESE	11	CHS CUBES/STICK	ALL
04	CHEESE	14	SHRD/DICED CHSE	ALL

The Sell Price of fluid dairy products, including without limitation refrigerated and UHT milk, delivered to Components where applicable state law prescribes the manner of determining the sales price for such Products shall, notwithstanding anything to the contrary elsewhere in this Agreement, be determined in accordance with such applicable law.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Category 3 – Meats

All categories except * Weekly

* Time of Sale

Category 4 – Seafood

All categories @ * Weekly

Exceptions…

•	Fresh Fin Fish * Time of Sale

•	Fresh Shellfish (Shrimp: Raw & Processed, Crab, Non-Imitation Crabmeat, Clams, Lobster, Crawfish and other shellfish under *

•	Frozen Shellfish (Shrimp: Raw & Processed, Crab, Non-Imitation Crabmeat, Clams, Lobster, Crawfish and other shellfish under * Weekly

Category 5 – Poultry

All categories @ *

Exceptions: the following Sysco intermediate/minor product categories will be priced at *:

*	*	*	*	*	*
01	POULTRY FRESH	ALL
02	POULTRY FROZEN	01	CHICKEN FROZEN	01	RAW IQF BONE-IN
02	POULTRY FROZEN	01	CHICKEN FROZEN	06	RAW PARTS BLK W
02	POULTRY FROZEN	01	CHICKEN FROZEN	07	BK RAW BNLS THG
02	POULTRY FROZEN	01	CHICKEN FROZEN	08	BK RAW BNLS BRS
02	POULTRY FROZEN	01	CHICKEN FROZEN	09	PRTN CNTRL BRST
02	POULTRY FROZEN	01	CHICKEN FROZEN	11	WHOLE
02	POULTRY FROZEN	01	CHICKEN FROZEN	99	MISC.
02	POULTRY FROZEN	02	TURKEY FROZEN	01	RAW WHOLE BODY
02	POULTRY FROZEN	02	TURKEY FROZEN	02	RAW B/I BRST
02	POULTRY FROZEN	02	TURKEY FROZEN	03	RAW TRKY RST SY
02	POULTRY FROZEN	02	TURKEY FROZEN	04	RAW BRST RST SY
02	POULTRY FROZEN	02	TURKEY FROZEN	05	GRND TRKY SYS
02	POULTRY FROZEN	02	TURKEY FROZEN	07	RAW TRKY RST PK
02	POULTRY FROZEN	02	TURKEY FROZEN	08	RAW GRND TRKY P
02	POULTRY FROZEN	02	TURKEY FROZEN	09	RAW MISC
02	POULTRY FROZEN	02	TURKEY FROZEN	11	PRCKD ROLLS SYS
02	POULTRY FROZEN	02	TURKEY FROZEN	12	PRCKD CURED SYS
02	POULTRY FROZEN	02	TURKEY FROZEN	13	PRCKD ROLLS PKR
02	POULTRY FROZEN	02	TURKEY FROZEN	14	PRCKD CURED PKR
02	POULTRY FROZEN	02	TURKEY FROZEN	15	PRCKD TRKY PKR
02	POULTRY FROZEN	02	TURKEY FROZEN	99	MISC.
02	POULTRY FROZEN	03	DUCK FROZEN	01	RAW WHOLE BODY
02	POULTRY FROZEN	03	DUCK FROZEN	02	RAW BRSTS PARTS
02	POULTRY FROZEN	03	DUCK FROZEN	03	PRE-COOKED
02	POULTRY FROZEN	03	DUCK FROZEN	05	SPECIALTY DUCK
02	POULTRY FROZEN	04	COOKED CKH MEAT	ALL	ALL

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

02	POULTRY FROZEN	05	COOKD TRKY MEAT	ALL	ALL
02	POULTRY FROZEN	06	QUAIL FROZEN	ALL	ALL
02	POULTRY FROZEN	07	PHEASANT FROZEN	ALL	ALL
02	POULTRY FROZEN	08	GEESE	ALL	ALL
02	POULTRY FROZEN	09	WILD GAME	ALL	ALL
02	POULTRY FROZEN	10	CORNISH HENS	ALL	ALL

Category 6 – Frozen

All categories @ * User Defined

Category 7 – Canned & Dry

All categories @ * - User Defined

Category 8 – Disposables

All categories @ * - User Defined

Category 9 – Chemicals

All categories @ * - User Defined

* Exception…

•

* contract pricing based on the designated * contract. Any deviations for a component to not be on the ARAMARK contract… whether directed from * or ARAMARK… needs to be agreed upon in writing by ARAMARK.

Category 10 – Supplies & Equipment

All categories @ *- User Defined

Exception…

•	All “canned fuel, candles, lighters, lamp fuel and like items” (10/14/12 and 10/14/23) * - User Defined

•	All “disposable insulated dinner lids” (10/16/30/31 and 10/16/30/35) * - User Defined

•	All “disposable exam gloves…” vinyl, powdered, powder-free, etc” * - User Defined

•

All cleaning supplies…” brooms (10/51/6), brushes (10/51/8), cleaning supplies (10/51/12), disposable rubber gloves (10/51/27), mops (10/51/52), mop bucket wringer (10/51/54), squeegees (10/51/75), and vacuums/sweepers (10/51/67)* - User Defined

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Category 11 – Produce

All categories @ * Weekly

Produce prices based on the following criteria….

• Produce * cases (11/1, 11/2)	* Per *- Daily

• Produce cases with a cost base up to * (11/1, 11/2)	* Per Case - Daily

• Produce cases with a cost base over * (11/1, 11/2)	* Per Case - *

• * (11/3/3)	* - Time Of Sale

• * (11/5)	* - Time Of Sale

• * (11/4)	* - Time Of Sale

• Refrigerated * products (11/3/4)	* - User Defined

• Refrigerated * (11/6)	* - User Defined

• Refrigerated * packed in * (11/3/1 and 11/6/2)	* - User Defined

• Refrigerated * packed with no *	* Per Case - *

• Refrigerated * (11/7)	* - User Defined

Category 12 – Beverage

All priced at * User Defined with the following exceptions. All * apply unless ARAMARK has * with that *.

• Ground and Whole Bean Coffee (12/1)	* - User Defined

• Frozen Liquid Coffee (12/1/2/5)	* - User Defined

• Vending Coffee (12/1/2/6)	* - User Defined

• Java City Coffee products	* - User Defined

• * Coffee products are priced based on the contract agreement between ARAMARK and *

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

EXHIBIT A-1

To

Amended and Restated Master Distribution Agreement

Dated as of November 25, 2006

Form of * Agreement

* AGREEMENT

This * Agreement is entered into as of the          day of                     , 20    , by and between * (the “* Locations”) and Sysco                     , [Inc.][LLC], Sysco                     ,              (the “Operating Company”) on behalf of Sysco Corporation and certain of its operating subsidiaries and affiliated companies (individually, an “Operating Company” and collectively, “Operating Companies”), which together with Sysco Corporation, are referred to collectively as “Sysco”, that are approved to provide distribution services to * through, ARAMARK Food and Support Services, LLC, or any of its affiliates (“ARAMARK”).

Recitals

A. * the ARAMARK desire that Sysco provide distribution services to the Subject Locations under substantially similar terms and conditions as set forth in the Amended and Restated Master Distribution Agreement entered into by and between Sysco and ARAMARK dated as of November 26, 2006 (the “Distribution Agreement”), as modified by any location specific terms set forth in Exhibit B attached hereto and incorporated by reference in this Agreement (“Location Specific Terms”).

B. Sysco, as a condition to providing distribution services to the Subject Locations, requires that * execute this Agreement, evidencing * agreement to the product pricing and service terms and conditions of the Distribution Agreement, as modified and/or supplemented by the Location Specific Terms. All capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them under the Distribution Agreement.

Therefore, in consideration of the premises and the mutual covenants, the sufficiency of which is acknowledged by them, the * and Operating Company agree as follows:

1. Binding Nature of Distribution Agreement. By his/her/its signature below, * specifically acknowledges and agrees: (A) that the distribution services that Sysco provides to the Subject Locations shall be subject to the terms and conditions of the Distribution Agreement, as the same may be modified upon agreement by and between Sysco and ARAMARK from time to time, pursuant to its terms, and further subject to the Location Specific Terms; and (B) to be bound by any adjustments in the pricing terms permitted under the Distribution Agreement and/or negotiated and agreed to by ARAMARK.

2. Pricing. * specifically acknowledges and agrees that the sell price of Products distributed to the Subject Locations (the “Sell Price) is *.

3. Merchandising Services. * specifically recognizes and agrees that Sysco and Operating Companies perform value-added services for suppliers of SYSCO® brand and other products over and above procurement activities typically provided. These value-added services include regional and national marketing, freight management, consolidated warehousing, quality assurance and performance-based marketing. Sysco may recover the costs of providing these services and may also be compensated for these services and considers this compensation to be earned income. Such cost recovery or earned income does not reduce the Sell Price of Products and is retained by Sysco.

4. Delivery and Credit Terms. Delivery frequencies and other supplemental and/or modified terms applicable to the Subject Locations are set forth in the Location Specific Terms or, if not addressed therein, shall be same as set forth in the Distribution Agreement. *

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

5. Financial Reports. The continuing creditworthiness of * is of central importance to Operating Company and Sysco. In order to enable the Operating Company to monitor * financial condition, * will, if requested by Operating Company, supply quarterly and annual financial statements to the Operating Company consisting of an income statement, balance sheet and statement of cash flow. Operating Company may request and * will provide such further financial information from time to time, sufficient, in Operating Company’s judgment, to enable it to accurately assess * financial condition.

6. Termination/Delivery Stoppage.

(a) This Agreement and Sysco’s obligation to provide distribution services to the Subject Locations may be terminated:

(i) By Sysco upon the termination of the Distribution Agreement, or by reason of the circumstances permitting termination of the Distribution Agreement, even if not exercised, by Sysco;

(ii) By * upon the termination of * agreement with ARAMARK;

(iii) By either party, upon thirty (30) days prior written notice to the other party, if the other party breaches the terms and conditions of this Agreement and fails to cure such breach within such period; provided that the breaching party is not entitled to an opportunity to cure in the event of a reoccurrence of the same or similar breach within any twelve (12) month period;

(iv) By either Party, if the other Party its adjudicated insolvent by any court or tribunal, or files a voluntary petition in bankruptcy, or enters into an arrangement with its creditors or applies for or consents to the appointment of a receiver or trustee of itself or its property, or makes an assignment for the benefit of creditors or suffers or permits the entry of an order adjudicating it to be bankrupt or insolvent or appointing a receiver or trustee of itself or its property, in which event no notice to the defaulting Party shall be required and this Agreement shall immediately terminate;

(v) By either Party, if the other Party permits or suffers an involuntary petition in bankruptcy filed against it to remain undischarged or stayed for a period of twenty (20) days in which event no notice to the other Party shall be required and this Agreement shall immediately terminate;

(vi) By Operating Company, upon written notice to * if * financial position deteriorates materially as determined by Operating Company in its sole judgment, or Operating Company becomes aware of circumstances that, in Operating Company’s sole judgment, materially impacts * ability to meet its financial obligation under this Agreement; or

(vii) By *, upon ninety (90) days prior written notice to Sysco.

Absent such earlier termination, this Agreement shall remain in full force and effect until the expiration of the Distribution Agreement.

(b) In the event * fails to pay for any Products delivered to any Subject Locations within the approved payment terms established pursuant to this Agreement * or if any of the events in clauses (iv), (v) or (vi) above occur with respect to *, Operating Company, upon two (2) days written notice to * and ARAMARK, shall be * until Operating Company receives payment in full of the Sell Price with respect to such Products and any finance or late charges permitted under the * Credit Application. In addition, in the event that * fails to timely pay for Products delivered to any of the Subject Locations or upon the occurrence of any of the events described in clauses (iv), (v) or (vi) above with respect to *, Operating Company*.

7. Release. * agrees that Operating Company’s ability to perform distribution services for Operator under this Agreement is expressly contingent upon ARAMARK’s approval for it to do so. Accordingly, * hereby releases Operating Company, Sysco, it affiliates, and each of their respective officers, employees, and directors from any and all losses, damages, or claims (“Claims”) that * may have

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

or suffer as a result of (i) Operating Company’s discontinuance of services to * as a result of express instructions from ARAMARK to cease such services or the termination of the Distribution Agreement and (ii) Sysco’s sharing of information with ARAMARK concerning purchases by *, including, without limitation, * payment histories, and other similar matters relating to * relationship with ARAMARK. * further releases Sysco from any Claims arising from Sysco’s payment of allowances or other compensation to ARAMARK or its designee, based, in whole or in part, upon sales of Product to *.

8. Waiver of Jury Trial. * affirmatively waives its right to jury trial with respect to any disputes, claims or controversies of any kind whatsoever under this Agreement or the Distribution Agreement.

Effective as of the date first above written.

*	OPERATING COMPANY

Sysco , [Inc.][LLC]

By:	By:

Name:	Name:

Title:	Title:

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

EXHIBIT B

To

Amended and Restated Master Distribution Agreement

Dated as of November 25, 2006

Primary Distributors List

Operating Company	Address	City	ST	Zip Code	Weekly Pricing Set On:	Weekly Pricing Held For:

*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Operating Company	Address	City	ST	Zip Code	Weekly Pricing Set On:	Weekly Pricing Held For:

*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*
*	*	*	*	*	*	*

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

EXHIBIT C

To

Amended and Restated Master Distribution Agreement

Dated as of November 25, 2006

* Fee

A * fee will be added to each * invoice. The * fee will be determined using the matrix below and will be based upon * published in * for * (the “* Index Value”), which does not include any *.

(a) Quarterly Average * Index Value	(b) Fee Per *

*	*
*	*
*	*
*	*
*	*
*	*
*	*

The average of the * Index Values in each calendar quarter will be calculated for the first two months of the quarter (the “Quarterly Average”). The Quarterly Average will be referenced to the table to determine the applicable * fee. Sysco will contact ARAMARK fifteen (15) days prior to the beginning of the subsequent quarter to review the proposed change to the * fee. The first such adjustment, if any, shall become effective July 2, 2011. Although the chart above stops at a specified level of * Index Value, the * adjustment continues indefinitely with * increasing by * for every increase of * in the * Index Value.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

EXHIBIT D

To

Amended and Restated Master Distribution Agreement

Dated as of November 25, 2006

Sysco Performance Allowance

As set forth in Section 10(c), Sysco will pay the Performance Allowance to ARAMARK, based on purchases of SYSCO® brand products. “SYSCO® brand products” are all products bearing trademarks or tradenames which are owned by Sysco Corporation (or one of its affiliates) or which are exclusively available in the foodservice industry to Sysco.

The trademarks and tradenames owned or exclusively available to Sysco as of December 1, 2010 are set forth on the following page. Modifications to the listing set forth on the following page shall be automatically applied as new trademarks and tradenames are developed and existing trademarks and tradenames are discontinued.

Calculation and Payment:

* Payment: SYSCO will pay a * Performance Allowance to ARAMARK based on purchases of SYSCO brand Products in an amount equal to * of total purchases of SYSCO brand Products.

Payment in excess of * Payment: If total purchases of SYSCO brand Products are more than (i) * of ARAMARK’s total purchases of Products from SYSCO or (ii) *, then SYSCO shall pay to ARAMARK a Performance Allowance equal to the amount calculated pursuant to the following table:

SYSCO® brand purchases (as % of total purchases from Sysco)		SYSCO® brand purchases (in dollars)		Allowance Amount (as % of total SYSCO® brand purchases)
*	or	$	*	*	%
*	or	$	*	*	%
*	or	$	*	*	%
*	or	$	*	*	%
*	or	$	*	*	%
*	or	$	*	*	%
*	or	$	*	*	%
*	or	$	*	*	%
*	or	$	*	*	%
*	or	$	*	*	%
*	or	$	*	*	%
Over *	or	over $	*	*	%

The Performance Allowance will be paid to ARAMARK monthly from Sysco’s corporate office.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

EXHIBIT E

To

Amended and Restated Master Distribution Agreement

Dated as of November 25, 2006

*

Item Number	Item Description	Pack/Size

2077857	APPLE GIFTPACK FRESH	1 / 10 LB
9030156	CUPCAKE CHOC MINI W/SPKLS	18 / 12 PK
9030131	CUPCAKE YEL W/ JIMMIES	12 / 6 PK
1231034	EGGROLL SKIN FRESH	12 / 1 LB
7137318	EGGROLL SKIN WRPR	12 / 16OZ
7930498	KIT WITH AUTUMN DECORATIONS	1 / 40 LB
7990765	MILK RICE DREAM ORIG	12 / 32 OZ
8738890	NOODLE CHINESE EGG	1 / 5 LB
6190235	POTATO MASHED SWEET	4 / 5LB
5286091	POTATO RUSSET GRLC MASHED	4 / 6LB
2725331	SALAD CHICKEN LFAT	2 / 5LB
9069204	SALAD COLESLAW MOM’S OLD FASH	2 / 10#
9069287	SALAD CUCUMBER & SOUR DRSSNG	1 / 10#
1158617	SALAD MUSHROOM BUTTON MARN	1 / 10 LB
4913042	SALAD PASTA GREEK FETA	2 / 5 LB
5391115	SALAD POTATO DICED W/EGG	3 / 8LB
9069295	SALAD POTATO MUST W/EGG MOM’S	2 / 10#
1060334	SALAD POTATO RED & EGG	2 / 5 LB
1034594	SALAD POTATO REGULAR	3 / 8 LB
6051601	SALAD SEAFOOD DELI-STYLE	2 / 5 LB
5141817	SALAD TORTELLINI POMODORO	2 / 5LB
5247903	SALAD TORTELLINI TRICOLOR
9194515	SALSA BASE FRESH	1 / 17.5LB
5806336	SALSA CHIPOTLE	2 / 1 GAL
4737821	SALSA FRESCA FRSH	2 / 4 LB
2392652	SALSA FRESH	4 / 4.5 LB
5476510	SALSA FRESH	4 / 1 GAL
5833710	SALSA FRESH	2 / 5LB
2848760	SALSA FRESH MEDUIM	2 / 1GAL
5901871	SALSA FRESH MRGRTA	2 / 5 LB
2138303	SALSA MED ALL FRESH	4 / 5 LB
8493090	SALSA MEDIUM	2 / 1 GAL
9148842	SALSA MILD	4 / 1 GAL
1672518	SALSA MILD FRESH	6 / 4 LB
5612643	SALSA PICO DE GALLO	2 / 3.5 LB
7226319	SALSA RED ORIG FRSH	3 / 8LB
7104680	SAMPLE PRODUCE	1 / EACH
1326628	SAUCE BURRITO WET REF	4 / 1 GAL
6292528	SOUP PASTA FAGIOLI	2 / 8 LB

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

7127061	SPREAD GARLIC	6 / 32 OZ
7826621	SPREAD GARLIC NON-WHIPPED	6 / 4 LB
8156788	TORTILLA CHILI CHIPOTLE WRAP	6 / 12 CT
5700513	TORTILLA CORN 6 IN 6 OZ.	8 / 60 CT
5701222	TORTILLA CORN WHT 6 IN 7 OZ	6 / 72 CT
5700471	TORTILLA CORN WHT. 6 IN 12 OZ.	6 / 48 CT
5700463	TORTILLA CORN WHT.6 IN 10 OZ.	8 / 60 CT
5700620	TORTILLA CORN YEL.6 IN 7 OZ.	6 / 72 CT
5700703	TORTILLA FLOUR 10 IN 28 OZ	4 / 36 CT
5700281	TORTILLA FLOUR 10 IN.	6 / 36 CT
5700737	TORTILLA FLOUR 12 IN PRSSD	2 / 12 CT
2943322	TORTILLA FLOUR 12” PRSSD	6 / 24 CT
8157729	TORTILLA FLOUR 12IN 36OZ PR	12 / 12CT
5496534	TORTILLA FLOUR 14 IN 48OZ	12 / 12 CT
5496542	TORTILLA FLOUR 6 IN 14OZ	8 / 36 CT
5700752	TORTILLA FLOUR 6 IN A/V	8 / 36 CT
5700653	TORTILLA FLOUR 8 IN PRSSD	8 / 36 CT
6303317	TORTILLA FLOUR 8” HAND STRET	8 / 36 CT
5700646	TORTILLA FLOUR ALL VEG. 8 IN	8 / 36 CT
8156762	TORTILLA SPINACH HERB WRAP 12”	6 / 12 CT
2315372	TREE HLIDY MINI EUROPEAN	24 / 3”
1732981	TREE HOLIDAY MINI	20 / 4 IN
7121973	WONTON SKIN	12 / 14 OZ

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

EXHIBIT F

To

Amended and Restated Master Distribution Agreement

Dated as of November 25, 2006

ARAMARK Form of Audit

PRICE VERIFICATION FORM

DISTRIBUTOR	LOCATION
ITEM NO.
FREQUENCY

ITEM CODE NUMBER:

DESCRIPTION/PACK/SIZE:

* NAME:

* DATE:            #                                  /        /

* DATE:                    #                                  /        /

* (A):                $

*:	$

* FREIGHT (* ORIGINAL INVOICE):	$

* ALLOWANCES:	$

* RECEIVING (INVOICE) COST:	$

* MARK-UP (* DOLLARS/ CENTS):	$

* PRICE *: $

DIFFERENCE * {OVERCHARGE/(UNDERCHARGE}            $

VERIFIED BY:                                              APPROVED BY:

NOTES:

PERFORM FREIGHT CALCULATION

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

EXHIBIT G

To

Amended and Restated Master Distribution Agreement

Dated as of November 25, 2006

Sysco Minority and Women-Owned Suppliers

Pay To Vendor Name	Minority Desc	Pay To Vendor Name	Minority Desc
DOSMEN LLC	AFR AMR WOM DIS	K&K GOURMET MEATS	SMALL BUS ONLY
MICHELE FOODS INC	AFR AMR WOM DIS	KABOBS	SMALL BUS ONLY
BROOKS FOOD GROUP	AFR AMR WOMEN	KAEL FOODS	SMALL BUS ONLY
COFFEE TEA & ME	AFR AMR WOMEN	KAISER FOODS	SMALL BUS ONLY
JOY FOODS INC	AFR AMR WOMEN	KAJIKO NURSERY	SMALL BUS ONLY
ANDYS SEASONINGS	AFRICAN AMERICN	KAJUN KETTLE	SMALL BUS ONLY
BALDWIN RICHARDSON FOODS CO	AFRICAN AMERICN	KAJUN KETTLE FOODS INC	SMALL BUS ONLY
BEST CROUTONS LLC	AFRICAN AMERICN	KALMARINE INC	SMALL BUS ONLY
BRIDGE FOODS INC	AFRICAN AMERICN	KAMPS SEED FARM	SMALL BUS ONLY
CECILE & ANNELLS INC	AFRICAN AMERICN	KANGAROO BRANDS	SMALL BUS ONLY
FAIR OAKS FARMS	AFRICAN AMERICN	KAPLAN & ZUBRIN	SMALL BUS ONLY
FORDION PACKAGING LTD	AFRICAN AMERICN	KARGHER CONFECTIONS LTD	SMALL BUS ONLY
GATES & SON	AFRICAN AMERICN	KARMA	SMALL BUS ONLY
GOLDEN KRUST BAKERY	AFRICAN AMERICN	KAROUN DAIRIES INC	SMALL BUS ONLY
H WALKER FOODS	AFRICAN AMERICN	KATZ AMERICAS	SMALL BUS ONLY
KAY CHEMICAL	AFRICAN AMERICN	KAUFHOLDS KURDS	SMALL BUS ONLY
KEN DAVIS PRODUCTS INC	AFRICAN AMERICN	KB PIZZA COMPANY	SMALL BUS ONLY
KING CHEESECAKE COMPANY INC	AFRICAN AMERICN	KD SUPPLY LLC	SMALL BUS ONLY
LIBERTY PACKING	AFRICAN AMERICN	KEITH CONNELL INC	SMALL BUS ONLY
LILLIES OF CHARLESTON	AFRICAN AMERICN	KELLEYS KATCH	SMALL BUS ONLY
OMNI CUSTOM MEATS INC	AFRICAN AMERICN	KELLOGG CANADA INC	SMALL BUS ONLY
QVS INC.	AFRICAN AMERICN	KELLY CORNED BEEF CO	SMALL BUS ONLY
RENAISSANCE MAN INTERNATIONAL	AFRICAN AMERICN	KELLY FOODS INC	SMALL BUS ONLY
SCOTTS JAMAICAN BAKERY	AFRICAN AMERICN	KENDALL CONFECTIONARY	SMALL BUS ONLY
SIMEUS FOODS INTERNATIONAL INC	AFRICAN AMERICN	KENDRICK JOHNSON ASSOC	SMALL BUS ONLY
SOVENA USA	AFRICAN AMERICN	KENNESAW FRUIT AND J	SMALL BUS ONLY
SUPER BAKERY INC	AFRICAN AMERICN	KENNYS GREAT PIES INC	SMALL BUS ONLY
TOWER ISLES	AFRICAN AMERICN	KENS BAKERY	SMALL BUS ONLY
WILLIAM A POWER	AFRICAN AMERICN	KENT CO	SMALL BUS ONLY
FOOD MASTERS INC	ASIAN INDIAN AM	KENT QUALITY FOOD	SMALL BUS ONLY
ME HEUCK CO	ASIAN INDIAN AM	KENT QUALITY FOODS INC	SMALL BUS ONLY
OASIS CO	ASIAN INDIAN AM	KENTUCKY MUSHROOM CO	SMALL BUS ONLY
SINZENARD LLC	ASIAN INDIAN AM	KERNS KITCHEN	SMALL BUS ONLY
TRINITY FRESH	ASIAN INDIAN AM	KETTLE CUISINE INC	SMALL BUS ONLY
ACME FOOD SALES	ASIAN PACIFC AM	KETTLE FOODS	SMALL BUS ONLY
ALLIED POLY INDUSTRIES	ASIAN PACIFC AM	KEY COLONY INC	SMALL BUS ONLY
AQUA STAR	ASIAN PACIFC AM	KEYPORT FOODS LLC	SMALL BUS ONLY
AQUA STAR USA CORP	ASIAN PACIFC AM	KEYS FISHERIES INC	SMALL BUS ONLY
CARRIBEAN FOOD DELIGHTS INC	ASIAN PACIFC AM	KEYSTONE FRUIT MARKETING	SMALL BUS ONLY
CASTLE ROCK MEATS	ASIAN PACIFC AM	KEYSTONE FRUIT MKTG	SMALL BUS ONLY
CHINAMERICA FOOD MFG	ASIAN PACIFC AM	KI DELICIA FOODS	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

COAST PRODUCE CO	ASIAN PACIFC AM	KIDSTAR	SMALL BUS ONLY
CODINOS ITALIAN FOODS	ASIAN PACIFC AM	KIM & GARY’S ICE CREAM MACHINE	SMALL BUS ONLY
CONCORD INDUSTRIES INC	ASIAN PACIFC AM	KING CREOLE	SMALL BUS ONLY
EHWA FOOD PRODUCTS CO.	ASIAN PACIFC AM	KINGPAK	SMALL BUS ONLY
FOUR IN ONE	ASIAN PACIFC AM	KINGS COMMAND FOODS INC	SMALL BUS ONLY
FOX CONVERTING INC	ASIAN PACIFC AM	KINGS DELIGHT	SMALL BUS ONLY
FRESH ORIGINS	ASIAN PACIFC AM	KINGS PASTRY	SMALL BUS ONLY
GENERAL PRODUCE CO	ASIAN PACIFC AM	KIOLBASSA PROVISION	SMALL BUS ONLY
GET ENTERPRISES	ASIAN PACIFC AM	KITTER CORP	SMALL BUS ONLY
GLOPACK INC	ASIAN PACIFC AM	KLAMATHS BEST MARKETING	SMALL BUS ONLY
GOLDEN ORCHID	ASIAN PACIFC AM	KLEENPAK SYSTEMS	SMALL BUS ONLY
GOLDEN PHEASANT NOODLE	ASIAN PACIFC AM	KLEINS KOSHER PICKLE	SMALL BUS ONLY
GOLDEN SEA INC	ASIAN PACIFC AM	KLINK CITRUS	SMALL BUS ONLY
HI GRADE FOODS INC	ASIAN PACIFC AM	KNOLL PRINTING	SMALL BUS ONLY
HILO FISH CO INC	ASIAN PACIFC AM	KOBOS CO	SMALL BUS ONLY
HONOLULU FISH CO	ASIAN PACIFC AM	KOUNTRY BOYS SAUSAGE	SMALL BUS ONLY
J MICHAEL & CO	ASIAN PACIFC AM	KOWALSKI COMPANIES INC	SMALL BUS ONLY
JKL SPECIALTY FOODS INC	ASIAN PACIFC AM	KRACKLE BREAD	SMALL BUS ONLY
KORIN JAPANESE TRADING CORP	ASIAN PACIFC AM	KRADJIAN IMPORTING CO, INC	SMALL BUS ONLY
LEASA INDUSTRIES	ASIAN PACIFC AM	KRAMER INDUSTRIAL SALES	SMALL BUS ONLY
LUCKY FOODS LLC	ASIAN PACIFC AM	KRINOS FOODS INC	SMALL BUS ONLY
MAJESTY FOODS	ASIAN PACIFC AM	KRISPY KRUNCHY FOODS	SMALL BUS ONLY
MICHIGAN SOY PRODUCTS	ASIAN PACIFC AM	KRISPY MIXES	SMALL BUS ONLY
MINLAND INC.	ASIAN PACIFC AM	KRISTIAN REGALE INC	SMALL BUS ONLY
MORITA PRODUCE CO	ASIAN PACIFC AM	KRIZMANS HOUSE OF SAUSAGE	SMALL BUS ONLY
MOUNTAIN PINE CORP	ASIAN PACIFC AM	KROWNE METAL CORP	SMALL BUS ONLY
NATURE SOY	ASIAN PACIFC AM	KRUSE & SONS, INC.	SMALL BUS ONLY
NEPTUNE FOODS	ASIAN PACIFC AM	KUNZLER & CO INC	SMALL BUS ONLY
O OLIVE OIL	ASIAN PACIFC AM	KUSTOM PAK FOODS LTD	SMALL BUS ONLY
OCEAN DUKE CORPORATION	ASIAN PACIFC AM	KYZER PRODUCE CO	SMALL BUS ONLY
OFI MARKESA INTL	ASIAN PACIFC AM	L ESPRIT DE CAMPAGNE	SMALL BUS ONLY
OSAMU CORPORATION	ASIAN PACIFC AM	L&C MEATS INC	SMALL BUS ONLY
PACIFIC CORAL SEAFOOD CO INC	ASIAN PACIFC AM	L&J GENERAL INTERNATIONAL	SMALL BUS ONLY
PAN PACIFIC PLASTIC	ASIAN PACIFC AM	LA BAGUETTE	SMALL BUS ONLY
PEKING NOODLE	ASIAN PACIFC AM	LA BELLA SAUSAGE INC	SMALL BUS ONLY
POKADOT PERFECTIONS	ASIAN PACIFC AM	LA ESPIGA	SMALL BUS ONLY
RASTELLI SEAFOOD LLC	ASIAN PACIFC AM	LA FOODS	SMALL BUS ONLY
RED BIRD FARMS	ASIAN PACIFC AM	LA PALOMA SALSA INC	SMALL BUS ONLY
RISVOLDS INC	ASIAN PACIFC AM	LA PATISSERIE	SMALL BUS ONLY
SEASIA	ASIAN PACIFC AM	LA PAZ PRODUCTS	SMALL BUS ONLY
SOUTHERN NOODLE	ASIAN PACIFC AM	LA PREFERIDA	SMALL BUS ONLY
SUMMIT IMPORT CORP	ASIAN PACIFC AM	LA RANCHERA INC	SMALL BUS ONLY
SUN HING FOODS INC	ASIAN PACIFC AM	LA SUPERIOR FOOD PRODUCTS	SMALL BUS ONLY
SUNRISE FOODS INC	ASIAN PACIFC AM	LA SURE	SMALL BUS ONLY
TAMPA BAY FISHERIES	ASIAN PACIFC AM	LABEL PRODUCTS	SMALL BUS ONLY
TANAKA PRODUCE INC	ASIAN PACIFC AM	LABREES BAKERY INC	SMALL BUS ONLY
TMI TRADING CORP	ASIAN PACIFC AM	LAKE ERIE FROZEN FOODS	SMALL BUS ONLY
TRONEX HEALTHCARE INDUST	ASIAN PACIFC AM	LAMAGNA CHEESE COMP	SMALL BUS ONLY
TURBO AIR	ASIAN PACIFC AM	LAMINATED INDUSTRIES INC	SMALL BUS ONLY
UNION PACKAGE LP	ASIAN PACIFC AM	LAMONICAS PIZZA DOUGH CO INC	SMALL BUS ONLY
UNITED NOODLES INC	ASIAN PACIFC AM	LANCO CORP	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

UPDATE INTL	ASIAN PACIFC AM	LANDES FOODS	SMALL BUS ONLY
VERTEX CHINA LUXURY HOTEL	ASIAN PACIFC AM	LANDSHIRE, INC	SMALL BUS ONLY
WADA FARMS	ASIAN PACIFC AM	LANGLOIS CO	SMALL BUS ONLY
WEI CHUAN USA	ASIAN PACIFC AM	LANOVARA FOOD DISTRIBUTORS	SMALL BUS ONLY
WEI CHUAN USA INC	ASIAN PACIFC AM	LANTMANNEN UNIBAKE	SMALL BUS ONLY
WONTON FOODS	ASIAN PACIFC AM	LARRY’S SAUSAGE CO	SMALL BUS ONLY
YENMAN CORP KOBE STEAKHOUSE	ASIAN PACIFC AM	LAUBSCHER CHEESE CO	SMALL BUS ONLY
DWL INDUSTRIES CO WINCO	ASN PAC AM DISA	LAVOI CORPORATION	SMALL BUS ONLY
HARVEST FRESH CATFISH CO INC	ASN PAC AM DISA	LAWRENCE FOODS	SMALL BUS ONLY
WAH KING NOODLE CO INC	ASN PAC DIS WOM	LAWRENCE METAL PRODUCTS INC	SMALL BUS ONLY
G&G GOURMENT INC	HISP AM DIS WOM	LAXSON PROVISION	SMALL BUS ONLY
GLOBAL FOOD CONCEPTS INC	HISP AM DIS WOM	LAZZARI FUEL CO INC	SMALL BUS ONLY
MR GORDOS APPETIZERS	HISP AMR DISABL	LAZZARI FUEL COMPANY	SMALL BUS ONLY
MARIAS FRESH FOODS	HISP AMR WOMEN	LE CHI ENTERPRISES DBA LECHI	SMALL BUS ONLY
MI RANCHO	HISP AMR WOMEN	LEAVINS SEAFOOD INC	SMALL BUS ONLY
MONACO FOODS INC	HISP AMR WOMEN	LEE KUM KEE	SMALL BUS ONLY
PAPA PITA BAKERY	HISP AMR WOMEN	LEE MCKEAND & SON PTY. LTD.	SMALL BUS ONLY
ABCO BROOM & MOP	HISPANIC AMERIC	LEE’S OFFICE CITY	SMALL BUS ONLY
ABUELITA	HISPANIC AMERIC	LEGACY FARMS LLC	SMALL BUS ONLY
AE SANTOS	HISPANIC AMERIC	LEGACY SEAFOOD INC	SMALL BUS ONLY
ALAMO TAMALES	HISPANIC AMERIC	LEHI ROLLER MILLS	SMALL BUS ONLY
ALL AMERICAN SEASONING	HISPANIC AMERIC	LEHI VALLEY TRADING CO	SMALL BUS ONLY
APOLLO INDUSTRIES INC	HISPANIC AMERIC	LEONARD NOVELTY BAKERY	SMALL BUS ONLY
ARANDAS BAKERY #4 INC	HISPANIC AMERIC	LEONE PIZZINI&SONS INC	SMALL BUS ONLY
ATLANTIC CAPES FISHERIES INC.	HISPANIC AMERIC	LEONS TEXAS CUISINE	SMALL BUS ONLY
BADIA SPICES INC	HISPANIC AMERIC	LEOS FOODS	SMALL BUS ONLY
BANACOL MARKETING CORP	HISPANIC AMERIC	LES CHATEAUX DE FRAN	SMALL BUS ONLY
BIG STATE PRODUCE CO	HISPANIC AMERIC	LEZZA SPUMONI & DESSERTS INC	SMALL BUS ONLY
BRISK COFFEE CO	HISPANIC AMERIC	LFI	SMALL BUS ONLY
BUENO FOODS	HISPANIC AMERIC	LIBERTY BELL STEAKS INC	SMALL BUS ONLY
C&F FOODS INC	HISPANIC AMERIC	LIBERTYWARE LLC	SMALL BUS ONLY
CALIFORNIA CHURROS	HISPANIC AMERIC	LIDESTRI FOODS INC	SMALL BUS ONLY
CAMBA ENTERPRISES INC	HISPANIC AMERIC	LINDOX EQUIPMENT	SMALL BUS ONLY
CARIBE FOOD	HISPANIC AMERIC	LINKS MEDICAL PRODUCTS INC	SMALL BUS ONLY
CATALLIA MEXICAN FOODS LLC	HISPANIC AMERIC	LIONI LATTICINI INC	SMALL BUS ONLY
CAWY BOTTLING CO INC	HISPANIC AMERIC	LISBON SAUSAGE	SMALL BUS ONLY
CHAPARRO’S TAMALES	HISPANIC AMERIC	LISTO PENCIL CORP	SMALL BUS ONLY
CLASSIC FOODS INC	HISPANIC AMERIC	LITTLE RIVER SEAFOOD INC	SMALL BUS ONLY
CONCHITA FOODS INC	HISPANIC AMERIC	LITTLE ROCK BROOM WORKS	SMALL BUS ONLY
DEL REAL FOODS	HISPANIC AMERIC	LJ DISTRIBUTORS	SMALL BUS ONLY
DEL REY TORTILLERIA	HISPANIC AMERIC	LM FOODS	SMALL BUS ONLY
EL MATADOR FOODS INC	HISPANIC AMERIC	LOBSTER TRAPS CO INC	SMALL BUS ONLY
EL MILAGRO INC	HISPANIC AMERIC	LOCHHEAD MFG CO LLC	SMALL BUS ONLY
EL MIRASOL INC	HISPANIC AMERIC	LOCKWOOD MANUFACTURING CO	SMALL BUS ONLY
EL PINTO FOODS	HISPANIC AMERIC	LODGE MFG CO	SMALL BUS ONLY
EL REY MEXICAN PRODUCT	HISPANIC AMERIC	LODI CANNING	SMALL BUS ONLY
EVANS FOOD PRODUCT CO	HISPANIC AMERIC	LOGGINS MEAT	SMALL BUS ONLY
EZ TRADE LINK INC	HISPANIC AMERIC	LONE STAR FOODSERVICE LTD	SMALL BUS ONLY
FIELD FRESH FOODS INC	HISPANIC AMERIC	LONG BEACH SEAFOOD	SMALL BUS ONLY
FOODS OF NM	HISPANIC AMERIC	LONGHORN BARBECUE	SMALL BUS ONLY
FRUITROPIC LLC	HISPANIC AMERIC	LOOKOUT MT TOMATO CO	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

GARCIA FOODS INC	HISPANIC AMERIC	LOS ANGELES POULTRY	SMALL BUS ONLY
GOYA FOODS INC	HISPANIC AMERIC	LOTITO FOOD CORP	SMALL BUS ONLY
GOYA FOODS OF FLORIDA	HISPANIC AMERIC	LOUISA FOOD PRODUCTS INC	SMALL BUS ONLY
GOYA FOODS OF TEXAS	HISPANIC AMERIC	LOW TEMP	SMALL BUS ONLY
GUSTO PACKING	HISPANIC AMERIC	LOWER FOODS INC	SMALL BUS ONLY
HARBAR LLC	HISPANIC AMERIC	LOYALTY FOODS INC	SMALL BUS ONLY
HEMISPHERE FOODS LLC	HISPANIC AMERIC	LSQ FUNDING GROUP LC	SMALL BUS ONLY
JIM GROUP INC	HISPANIC AMERIC	LUPO’S FEDERAL PLANT	SMALL BUS ONLY
JOHN KEELER & CO INC	HISPANIC AMERIC	LYNCH SUPPLY CO	SMALL BUS ONLY
KM FOODS INC	HISPANIC AMERIC	LYNDELLS	SMALL BUS ONLY
LA CANASTA	HISPANIC AMERIC	LYNN DAIRY INC	SMALL BUS ONLY
LA CHIQUITA	HISPANIC AMERIC	LYONS MAGNUS	SMALL BUS ONLY
LA FLOR DE SALT LAKE INC	HISPANIC AMERIC	M DEITZ&SONS INC	SMALL BUS ONLY
LA LECHONERA	HISPANIC AMERIC	M D’OTTAVIO PRODUCE INC	SMALL BUS ONLY
LA MURCIANA INC	HISPANIC AMERIC	M&B FRUIT JUICE	SMALL BUS ONLY
LA PERLA TORTILLERIA	HISPANIC AMERIC	M&B PRODUCTS INC	SMALL BUS ONLY
LA TAPATIA TORTILLERIA INC	HISPANIC AMERIC	M&M BAKING CO	SMALL BUS ONLY
LA TORTILLA FACTORY INC	HISPANIC AMERIC	M&M TOMATO	SMALL BUS ONLY
LOPEZ FOODS	HISPANIC AMERIC	M&N PLASTICS	SMALL BUS ONLY
LOS AMIGOS	HISPANIC AMERIC	M&Q PLASTIC PRODUCTS	SMALL BUS ONLY
MALDONADO COMPANY	HISPANIC AMERIC	MACKNIGHT SMOKE HOUSE	SMALL BUS ONLY
MARQUEZ BROTHERS	HISPANIC AMERIC	MACS FARMS SAUSAGE CO INC	SMALL BUS ONLY
MARQUEZ BROTHERS ENTERPRISES	HISPANIC AMERIC	MAGGIORA BAKERY COMP	SMALL BUS ONLY
MARQUEZ BROTHERS INTL INC	HISPANIC AMERIC	MAGIC SEAL	SMALL BUS ONLY
MARQUEZ BROTHERS OF NEVADA INC	HISPANIC AMERIC	MAGID GLOVE CO INC	SMALL BUS ONLY
MARQUEZ BROTHERS SOUTHWEST INC	HISPANIC AMERIC	MAGLIO	SMALL BUS ONLY
MERCADO LATINO INC	HISPANIC AMERIC	MAGLIO & CO	SMALL BUS ONLY
MIC FOOD DIVISION	HISPANIC AMERIC	MAID RITE STEAK CO	SMALL BUS ONLY
NATUREBEST PRECUT & PRODUCE	HISPANIC AMERIC	MAIN SQUEEZE	SMALL BUS ONLY
NETO SAUSAGE CO	HISPANIC AMERIC	MAKKOS OF BROOKLYN LTD	SMALL BUS ONLY
O PELLE ENTERPRISES INC	HISPANIC AMERIC	MALCO MFG CORP INC	SMALL BUS ONLY
OK BANANA CO	HISPANIC AMERIC	MALIS ALL NATURAL BBQ	SMALL BUS ONLY
OLE MEXICAN FOODS INC	HISPANIC AMERIC	MALONEY SEAFOOD CORP	SMALL BUS ONLY
PATTONS SAUSAGE	HISPANIC AMERIC	MAMA LAROSA FOODS INC	SMALL BUS ONLY
PICOSOS PEANUT CO INC	HISPANIC AMERIC	MAMA MUCCIS PASTA	SMALL BUS ONLY
PUEBLO FRUITS INC	HISPANIC AMERIC	MAMA ROSAS LLC	SMALL BUS ONLY
QUIRCH FOODS CO	HISPANIC AMERIC	MANDA MEATS	SMALL BUS ONLY
READY FOODS	HISPANIC AMERIC	MANDOLINI COMPANY	SMALL BUS ONLY
REINHART FOODS	HISPANIC AMERIC	MANGIA INC	SMALL BUS ONLY
REINHART FOODSERVICE	HISPANIC AMERIC	MANNS INTERNATIONAL	SMALL BUS ONLY
REINHART INSTITUTIONAL FOODS	HISPANIC AMERIC	MANUELS MEXICAN FOOD	SMALL BUS ONLY
RIBA FOODS	HISPANIC AMERIC	MANZANA PRODUCTS CO	SMALL BUS ONLY
RUIZ FOOD PRODUCTS	HISPANIC AMERIC	MANZO FOOD SALES INC	SMALL BUS ONLY
SAN ANTONIO PACKING COMPANY	HISPANIC AMERIC	MAR SEAFOOD INC	SMALL BUS ONLY
SIGNATURE BREADS INC	HISPANIC AMERIC	MARCHO FARMS	SMALL BUS ONLY
SUNFRESH USA INC	HISPANIC AMERIC	MARCK & ASSOCIATES INC @	SMALL BUS ONLY
SUPER LOPEZ TORTILLA	HISPANIC AMERIC	MARCUS FOOD CO	SMALL BUS ONLY
TAPATIO FOODS LLC	HISPANIC AMERIC	MARDER TRAWLING	SMALL BUS ONLY
TOLUCA FOODS INC	HISPANIC AMERIC	MARGARITA MAN	SMALL BUS ONLY
TWANG PARTNERS LTD	HISPANIC AMERIC	MARINER SEAFOOD LLC	SMALL BUS ONLY
WEBECO FOODS INC	HISPANIC AMERIC	MARITIME PRODUCT INTERNATIONAL	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

ATEECO INC	HUBZONE	MARJON SPECIALTY FOODS	SMALL BUS ONLY
CRABWORKS LLC	HUBZONE	MARKET PRODUCE SALES INC	SMALL BUS ONLY
FERRANTE BROTHERS	HUBZONE	MARKETPLACE DELI PRODUCTS LLC	SMALL BUS ONLY
GLACIER SALES INC	HUBZONE	MARRA BROS	SMALL BUS ONLY
JS ZIMMERMAN	HUBZONE	MARSA SPECIALTY FOOD	SMALL BUS ONLY
KLEMENT SAUSAGE	HUBZONE	MARSTON MANUFACTURING	SMALL BUS ONLY
LEIDY’S INC	HUBZONE	MARTIN INC	SMALL BUS ONLY
MCI FOODS INC	HUBZONE	MARTINS SPECIALTY SAUSAGE CO	SMALL BUS ONLY
MRS TS PIEROGIES	HUBZONE	MARUKAN VINEGAR USA INC	SMALL BUS ONLY
UNITED PICKLE	HUBZONE	MARUZEN COLD ST(DOLE FR)	SMALL BUS ONLY
EL SOL FOODS LLC	MINORITY NOSPEC	MARX BROTHERS	SMALL BUS ONLY
GONZALEZ PRODUCTOS INTERNACION	MINORITY NOSPEC	MARYLAND PLASTICS	SMALL BUS ONLY
H RISCH INC	MINORITY NOSPEC	MASADA BAKERY	SMALL BUS ONLY
I BAKE UM INC	MINORITY NOSPEC	MASS DISTRIBUTORS	SMALL BUS ONLY
LAFITTE FROZEN FOODS	MINORITY NOSPEC	MASS REST & EQUIP SER	SMALL BUS ONLY
LIFE GUARD MEDICAL SUPPLY CO	MINORITY NOSPEC	MASTER CRAFT DECORATORS	SMALL BUS ONLY
LONE STAR POULTRY	MINORITY NOSPEC	MASTERPIECE COOKIES	SMALL BUS ONLY
MERCADAGRO INTL CORP	MINORITY NOSPEC	MASTERSON COMPANY INC	SMALL BUS ONLY
OLD FASHIONED MEAT CO INC	MINORITY NOSPEC	MATRANA PRODUCE	SMALL BUS ONLY
PASTRY EXPRESS	MINORITY NOSPEC	MATTERN WHOLESALE FLORIST INC	SMALL BUS ONLY
POULTRY SOLUTIONS INC	MINORITY NOSPEC	MAX PACKAGING CO	SMALL BUS ONLY
SOUTHERN BAKING CORP	MINORITY NOSPEC	MAXS ARTISAN BREADS	SMALL BUS ONLY
STEFANI PREMIUM FOODS LLC	MINORITY NOSPEC	MAXWELLS LLC	SMALL BUS ONLY
SUN SUN	MINORITY NOSPEC	MAYA HAWAIIAN PLANTAINS LLC	SMALL BUS ONLY
THUNDER GROUP INC	MINORITY NOSPEC	MAYSON FOODS INC	SMALL BUS ONLY
TRADITIONAL BREADS	MINORITY NOSPEC	MAYTAG DAIRY FARMS	SMALL BUS ONLY
VALENCIA FLOUR MILL LTD	MINORITY NOSPEC	MAYWOOD FURNITURE CORP	SMALL BUS ONLY
WEST LAKE FOODS INC	MINORITY NOSPEC	MB FOOD PROCESSING INC	SMALL BUS ONLY
WICK’S KITCHENS	MINORITY NOSPEC	MCCORMACK DIST	SMALL BUS ONLY
YAMATO FLIGHT KITCHEN	MINORITY NOSPEC	MCCORMICK CANADA CO	SMALL BUS ONLY
SIX POINTS INC	NATIVE AM DISAB	MCNAIRN PACKAGING	SMALL BUS ONLY
MCGREEVYS MEAT CO	NATIVE AMERICAN	MCRAE PRODUCE CO, INC	SMALL BUS ONLY
RED LAKE BAND CHIPPEWA INDIANS	NATIVE AMERICAN	MEAD JOHNSON	SMALL BUS ONLY
RON’S HOME STYLE FOODS INC	NATIVE AMERICAN	MEADOWVALE INC	SMALL BUS ONLY
N GENUITY ENTERPRISES CO	NATIVE AMR WOMN	MEAT PRODUCTION INC	SMALL BUS ONLY
CDS	SDBE SMALL DBE	MEATS BY LINZ INC	SMALL BUS ONLY
2 BROTHERS LLC	SMALL BUS ONLY	MEDITERRANEAN DELIGHTS	SMALL BUS ONLY
20 20 PRODUCE	SMALL BUS ONLY	MEDITERRANEAN OLIVE OIL CORP	SMALL BUS ONLY
3 SPRINGS WATER CO	SMALL BUS ONLY	MEDTRITION INC	SMALL BUS ONLY
7 UP BOTTLING CO	SMALL BUS ONLY	MELFORD OLSON HONEY CO	SMALL BUS ONLY
800 DRYWOOD.COM INC	SMALL BUS ONLY	MEMPHIS ICE MACHINE	SMALL BUS ONLY
A LA CARTE FOODS	SMALL BUS ONLY	MENLO FOOD CORP	SMALL BUS ONLY
A TO Z PORTION MEATS	SMALL BUS ONLY	MENU DESIGNS	SMALL BUS ONLY
A&B DISTRIBUTORS	SMALL BUS ONLY	MEPCO	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

A&L FOODS	SMALL BUS ONLY	MERIDIAN FOOD SERVICES	SMALL BUS ONLY
A1 EASTERNHOMADE PICKLE CO	SMALL BUS ONLY	MET GROUP OF PRODUCTS USA INC	SMALL BUS ONLY
A1 ICE	SMALL BUS ONLY	METZ FRESH	SMALL BUS ONLY
AAT SALES INC	SMALL BUS ONLY	MIAMI BEEF CO	SMALL BUS ONLY
ABA ANOOSH FOOD	SMALL BUS ONLY	MICHAEL RAYMOND DESSERTS INC	SMALL BUS ONLY
ABRUZZI PREMIUM PASTA	SMALL BUS ONLY	MICHAEL’S COOKIES	SMALL BUS ONLY
AC CALDERONI&CO	SMALL BUS ONLY	MICHAUD DISTRIBUTORS	SMALL BUS ONLY
ACADIAN CANDLES COMPANY	SMALL BUS ONLY	MICHIGAN DESSERT CORP	SMALL BUS ONLY
ACC FOODS LLC	SMALL BUS ONLY	MICRO ESSENTIAL LABORATORIES	SMALL BUS ONLY
ACCURATE OFFICE SUPPLY	SMALL BUS ONLY	MID SOUTH INDUSTRIES INC	SMALL BUS ONLY
ACCUTEMP PRODUCTS INC	SMALL BUS ONLY	MIDAMAR CORP	SMALL BUS ONLY
ACE NATURAL INC	SMALL BUS ONLY	MIDWEST FOOD EQUIPMENT	SMALL BUS ONLY
ACME SMOKED FISH	SMALL BUS ONLY	MIEDEMA PRODUCE	SMALL BUS ONLY
ADA VALLEY MEATS	SMALL BUS ONLY	MIKE BENBEN INC	SMALL BUS ONLY
ADAM MATTHEWS	SMALL BUS ONLY	MIKES PIES	SMALL BUS ONLY
ADAMS COUNTY DAIRIES	SMALL BUS ONLY	MILAN PROVISION CO INC	SMALL BUS ONLY
ADAM’S MEXICAN FOOD PRODUCTS	SMALL BUS ONLY	MILANO BAKERY	SMALL BUS ONLY
ADIRONDACK BEVERAGES	SMALL BUS ONLY	MILAZZO INDUSTRIES	SMALL BUS ONLY
ADMIRAL CRAFT EQUIP	SMALL BUS ONLY	MILES GROUP	SMALL BUS ONLY
ADVANCED EQUIPMENT	SMALL BUS ONLY	MILLARD REFRIGERATION	SMALL BUS ONLY
ADVANTAGE PRODUCE	SMALL BUS ONLY	MILLBRIDGE FARMS INC	SMALL BUS ONLY
ADVERTISERS PRESS	SMALL BUS ONLY	MILLENNIUM FOODS INC	SMALL BUS ONLY
ADVOCACY & RESOURCES CORP	SMALL BUS ONLY	MILLER COUNTRY HAM	SMALL BUS ONLY
AFFY TAPPLE	SMALL BUS ONLY	MINERAL KING PRODUCE LLC	SMALL BUS ONLY
AGRICAP CLOVIS BOTTLERS INC	SMALL BUS ONLY	MINERAL SPRINGS	SMALL BUS ONLY
AGRI-PAK	SMALL BUS ONLY	MING HONG INTERNATIONAL INC	SMALL BUS ONLY
AGVEST INC	SMALL BUS ONLY	MINOM INC	SMALL BUS ONLY
AIDELLS SAUSAGE CO	SMALL BUS ONLY	MINTERBROOK OYSTER CO	SMALL BUS ONLY
AJ TRUCCO INC	SMALL BUS ONLY	MIROIL	SMALL BUS ONLY
AJM PACKAGING CORPORATION	SMALL BUS ONLY	MISSION LABORATORIES	SMALL BUS ONLY
AL GELATO INC	SMALL BUS ONLY	MISSION PRODUCE INC	SMALL BUS ONLY
AL HARRISON CO DIST	SMALL BUS ONLY	MISSION PRODUCE INC.	SMALL BUS ONLY
AL SCHUTZMAN CO	SMALL BUS ONLY	MISTY MOUNTAIN MUSHROOMS	SMALL BUS ONLY
ALADDIN BAKERS	SMALL BUS ONLY	MISTY’S	SMALL BUS ONLY
ALADDIN BAKING COMPANY	SMALL BUS ONLY	MITCHUM QUALITY SNACKS	SMALL BUS ONLY
ALANRIC CENTO FINE	SMALL BUS ONLY	MJAYS SPECIALTY BAKED FOODS	SMALL BUS ONLY
ALASKA SAUSAGE CO., INC.	SMALL BUS ONLY	MODERN PRODUCTS	SMALL BUS ONLY
ALBA SPECIALTY FOODS	SMALL BUS ONLY	MODERN PRODUCTS INC	SMALL BUS ONLY
ALBERT USTER IMPORTS	SMALL BUS ONLY	MOLDED FIBER GLASS TRAY CO	SMALL BUS ONLY
ALBIE’S FOODS INC	SMALL BUS ONLY	MOM & POPS	SMALL BUS ONLY
ALCAM CREAMERY CO INC	SMALL BUS ONLY	MOM’S FAMOUS INC	SMALL BUS ONLY
ALECO	SMALL BUS ONLY	MONEL INC	SMALL BUS ONLY
ALEGACY	SMALL BUS ONLY	MONT BLANC GOURMET	SMALL BUS ONLY
ALENA FOODS	SMALL BUS ONLY	MOOG MARKETING	SMALL BUS ONLY
ALEXANDER & HORNUNG	SMALL BUS ONLY	MOORE & MOORE VENTURES INC	SMALL BUS ONLY
ALFA SUPPLY	SMALL BUS ONLY	MORABITO BAKING CP	SMALL BUS ONLY
ALFI INTERNATIONAL INC	SMALL BUS ONLY	MORASCH MEAT	SMALL BUS ONLY
ALFRESCO PASTA	SMALL BUS ONLY	MORCON INC	SMALL BUS ONLY
ALL AMERICAN FARMS INC	SMALL BUS ONLY	MORE THAN GOURMET	SMALL BUS ONLY
ALL AMERICAN TRADING	SMALL BUS ONLY	MOREHOUSE FOODS	SMALL BUS ONLY
ALLEN OLIVER GROUP	SMALL BUS ONLY	MORRILTON PACKING CO	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

ALLIED COOLER (ALTAR)	SMALL BUS ONLY	MORRISON MEAT PACKERS	SMALL BUS ONLY
ALLIED FOODS	SMALL BUS ONLY	MORRISONS PASTRY CORP	SMALL BUS ONLY
ALLIED OLD ENGLISH	SMALL BUS ONLY	MORTON SALT	SMALL BUS ONLY
ALLISONS GOURMET KITCHENS	SMALL BUS ONLY	MOTHERS KITCHEN	SMALL BUS ONLY
ALMANIS KOSHER CATERING/BAKERY	SMALL BUS ONLY	MOUNTAIN MIST	SMALL BUS ONLY
ALPENROSE	SMALL BUS ONLY	MOUNTAIN PURE WATER COMPANY	SMALL BUS ONLY
ALPHA CHEMICAL	SMALL BUS ONLY	MOUNTAIN SALES	SMALL BUS ONLY
ALPHA OMEGA DISTRIBUTORS	SMALL BUS ONLY	MOUNTAIN SPROUTS	SMALL BUS ONLY
ALPINE FOOD DIST CO INC	SMALL BUS ONLY	MOUNTAIN VALLEY SPRING CO	SMALL BUS ONLY
ALPINE FRESH INC	SMALL BUS ONLY	MOUNTAIN VIEW FRUIT SALES	SMALL BUS ONLY
ALTA DENA DAIRY	SMALL BUS ONLY	MR BAR B Q INC	SMALL BUS ONLY
AM MANUFACTURING	SMALL BUS ONLY	MR DELL FOODS INC	SMALL BUS ONLY
AMATO’S BAKERY	SMALL BUS ONLY	MR ESPRESSO	SMALL BUS ONLY
AMAY BAKERY & NOODLE CO INC	SMALL BUS ONLY	MR NATURAL INC	SMALL BUS ONLY
AMENDE & SCHULTZ	SMALL BUS ONLY	MRS GERRYS KITCHEN	SMALL BUS ONLY
AMERICAN ALMOND PRODUCTS	SMALL BUS ONLY	MRS STRATTONS SALADS INC	SMALL BUS ONLY
AMERICAN BAKERY	SMALL BUS ONLY	MRS WHEATS FABULOUS FOODS	SMALL BUS ONLY
AMERICAN BALLOON FACTORY	SMALL BUS ONLY	MRW FOOD BROKERS	SMALL BUS ONLY
AMERICAN BEVERAGE MARKETER	SMALL BUS ONLY	MTS SEATING	SMALL BUS ONLY
AMERICAN DISH SVC	SMALL BUS ONLY	MULBERRY FARMS INC	SMALL BUS ONLY
AMERICAN FOODS	SMALL BUS ONLY	MULLINS CHEESE INC	SMALL BUS ONLY
AMERICAN FOODS GROUP	SMALL BUS ONLY	MULSEN TRADING	SMALL BUS ONLY
AMERICAN HEALTH PRODUCTS	SMALL BUS ONLY	MULTI FLOW INDUSTRIES LP	SMALL BUS ONLY
AMERICAN IMPORTING CO INC	SMALL BUS ONLY	MULTIGRAINS	SMALL BUS ONLY
AMERICAN IMPORTS INC	SMALL BUS ONLY	MURANAKA FARMS	SMALL BUS ONLY
AMERICAN INN INC	SMALL BUS ONLY	MURRAY CIDER CO INC	SMALL BUS ONLY
AMERICAN MEAT CO	SMALL BUS ONLY	MURRAYS CHEESE CO	SMALL BUS ONLY
AMERICAN PACKAGE COMPANY INC	SMALL BUS ONLY	MURVEST FINE FOOD	SMALL BUS ONLY
AMERICAN POPCORN	SMALL BUS ONLY	MURVEST INC	SMALL BUS ONLY
AMERICAN RANGE CORP	SMALL BUS ONLY	MUSHROOM CANNING CO	SMALL BUS ONLY
AMERICAN RICE INC	SMALL BUS ONLY	MYSTIC CHIPS	SMALL BUS ONLY
AMERICAN ROLAND FOOD CORP	SMALL BUS ONLY	NANTZE SPRINGS	SMALL BUS ONLY
AMERICAN SPOON FOODS	SMALL BUS ONLY	NAPOLEON CO	SMALL BUS ONLY
AMERICAS KITCHEN INC	SMALL BUS ONLY	NARDONE BROS	SMALL BUS ONLY
AMERICHICKEN INC	SMALL BUS ONLY	NASCO GOURMET FOODS	SMALL BUS ONLY
AMERIFILM CONVERTERS	SMALL BUS ONLY	NASONVILLE DAIRY	SMALL BUS ONLY
AMERIFRESH INC	SMALL BUS ONLY	NATIONAL BAR SYSTEMS	SMALL BUS ONLY
AMERIPURE	SMALL BUS ONLY	NATIONAL DELI LLC	SMALL BUS ONLY
AMOROSOS BAKING CO	SMALL BUS ONLY	NATIONAL EQUIPMENT CORP	SMALL BUS ONLY
AMP	SMALL BUS ONLY	NATIONAL FLAVORS INC	SMALL BUS ONLY
AMPAC	SMALL BUS ONLY	NATIONAL FRUIT FLAVOR	SMALL BUS ONLY
AMPLE INDUSTRIES	SMALL BUS ONLY	NATIONAL PACKAGING SPECIALISTS	SMALL BUS ONLY
AMS EXOTIC	SMALL BUS ONLY	NATIONAL PASTEURIZED EGGS	SMALL BUS ONLY
ANCHOR FROZEN FOODS	SMALL BUS ONLY	NATIONAL PLASTIC	SMALL BUS ONLY
ANDERSEN COMPANY THE	SMALL BUS ONLY	NATIONAL STABILIZERS INC	SMALL BUS ONLY
ANDERSON SEAFOODS INC	SMALL BUS ONLY	NATIONAL STEAK PROCESSORS INC	SMALL BUS ONLY
ANDERSON’S MAPLE SYRUP	SMALL BUS ONLY	NATIONS PIZZA	SMALL BUS ONLY
ANDRE PROST INC	SMALL BUS ONLY	NATIONWIDE FABRICATION	SMALL BUS ONLY
ANDREW & WILLIAMSON SALES CO	SMALL BUS ONLY	NATURAL BRANDS INC	SMALL BUS ONLY
ANDREW SAPLENZA BAKERY INC	SMALL BUS ONLY	NATURAL SELECTION	SMALL BUS ONLY
ANNIE CHUNS GOURMET FOODS	SMALL BUS ONLY	NATURAL WATER CO	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

ANNIES FROZEN YOGURT	SMALL BUS ONLY	NATURALLY FRESH	SMALL BUS ONLY
APANI SOUTHWEST INC	SMALL BUS ONLY	NATURALLY POTATOES	SMALL BUS ONLY
API INDUSTRIES /%ALUF PLASTICS	SMALL BUS ONLY	NATURE KIST SNACKS	SMALL BUS ONLY
APPETITO PROVISION CO INC	SMALL BUS ONLY	NE PRETZEL&POPCORN	SMALL BUS ONLY
APPLE & EVE	SMALL BUS ONLY	NEALEY FOODS INC	SMALL BUS ONLY
APPLE BEER CORP	SMALL BUS ONLY	NEAR EAST BAKERY CO	SMALL BUS ONLY
APPLEGATE FARMS INC	SMALL BUS ONLY	NEEDHAM INC	SMALL BUS ONLY
AQUA VALLEY SPRINGS	SMALL BUS ONLY	NEESE COUNTRY SAUSAGE	SMALL BUS ONLY
AQUAGOLD SEAFOOD COMPANY LLC	SMALL BUS ONLY	NEW AGE INDUSTRIAL CORP	SMALL BUS ONLY
AQUAMAR INC	SMALL BUS ONLY	NEW CITY PACKING CO	SMALL BUS ONLY
AQUANOR MARKETING, INC.	SMALL BUS ONLY	NEW ENGLAND COFFEE CO	SMALL BUS ONLY
AR LANTZ CO INC	SMALL BUS ONLY	NEW FRENCH BAKERY	SMALL BUS ONLY
ARC IBERVILLE	SMALL BUS ONLY	NEW HONG KONG NOODLE	SMALL BUS ONLY
ARCHIBALD FROZEN DESSERTS	SMALL BUS ONLY	NEW METHOD PACKAGING	SMALL BUS ONLY
ARCOBASSO FOODS	SMALL BUS ONLY	NEW MOON NOODLE INC	SMALL BUS ONLY
ARCTIC AIR	SMALL BUS ONLY	NEW YORK BAKERY	SMALL BUS ONLY
ARCTIC GLACIER INC	SMALL BUS ONLY	NEW YORK INT’L BREAD CO	SMALL BUS ONLY
ARDELLAS PIZZA	SMALL BUS ONLY	NEW YORK SAUSAGE CO	SMALL BUS ONLY
ARISTA INDUSTRIES INC	SMALL BUS ONLY	NEW YUNG WAH CO.	SMALL BUS ONLY
ARMANINO FOODS	SMALL BUS ONLY	NEWBURGH BANANAS & PRODUCE INC	SMALL BUS ONLY
ARNIES BAKERIES	SMALL BUS ONLY	NEWCO	SMALL BUS ONLY
ARON STREIT INC	SMALL BUS ONLY	NIAGARA DRINKING WATER	SMALL BUS ONLY
ARTHUR HOOD	SMALL BUS ONLY	NICKEY GREGORY TRUCKING	SMALL BUS ONLY
ARTHUR RAY YANTA	SMALL BUS ONLY	NICKY USA INC	SMALL BUS ONLY
ARTHUR SCHUMAN	SMALL BUS ONLY	NIELSEN CITRUS PRODUCE	SMALL BUS ONLY
ARTHUR SCHUMAN INC	SMALL BUS ONLY	NIELSON CITRUS	SMALL BUS ONLY
ARTHUR SCHUMAN WEST LLC	SMALL BUS ONLY	NIKI’S FOOD PRODUCTS	SMALL BUS ONLY
ASC SEAFOOD	SMALL BUS ONLY	NOH FOODS OF HAWAII	SMALL BUS ONLY
ASHLAND MILLING CO	SMALL BUS ONLY	NORDIC FOODS INC	SMALL BUS ONLY
ASHMAN MANUFACTURING & DIST CO	SMALL BUS ONLY	NOREX ENTERPRISES INC	SMALL BUS ONLY
ASIANWOK COM LLC	SMALL BUS ONLY	NORFISK INC	SMALL BUS ONLY
ASPEN BAKING COMPANY	SMALL BUS ONLY	NORFOLK BANANA DISTRIBUTORS	SMALL BUS ONLY
ASSOCIATED POTATO GROWERS	SMALL BUS ONLY	NORMAN’S FRUIT AND SALAD	SMALL BUS ONLY
ASTOR CHOCOLATE CORP	SMALL BUS ONLY	NORPAC FOODS INC	SMALL BUS ONLY
ASTRA COMMUNICATIONS	SMALL BUS ONLY	NORPACO GOURMET FOODS	SMALL BUS ONLY
ASTRO SALES INTL	SMALL BUS ONLY	NORPAK CORPORATION	SMALL BUS ONLY
ATKINSON CANDY CO	SMALL BUS ONLY	NORTH ATLANTIC INC	SMALL BUS ONLY
ATKINSON MILLING CO	SMALL BUS ONLY	NORTH COAST SEAFOOD	SMALL BUS ONLY
ATLANTA SAUSAGE CO	SMALL BUS ONLY	NORTH COUNTRY SMOKEHOUSE	SMALL BUS ONLY
ATLANTIC BEVERAGE CO	SMALL BUS ONLY	NORTH DAKOTA MILL & ELEVATOR	SMALL BUS ONLY
ATLANTIC CAPES FISHERIES INC	SMALL BUS ONLY	NORTH SOUTH TRADING	SMALL BUS ONLY
ATLANTIC MILLS	SMALL BUS ONLY	NORTH/SOUTH SALT CO	SMALL BUS ONLY
ATLANTIS FOODS INC	SMALL BUS ONLY	NORTHEAST CONSUL & MKTING	SMALL BUS ONLY
ATLAPAC TRADING COMP	SMALL BUS ONLY	NORTHEAST EQUIPMENT DIST	SMALL BUS ONLY
ATOM BANANA	SMALL BUS ONLY	NORTHEAST MARKETING	SMALL BUS ONLY
ATS INC	SMALL BUS ONLY	NORTHEAST SEAFOOD PRODUCTS	SMALL BUS ONLY
ATWATER CANNING	SMALL BUS ONLY	NORTHERN BAKERY	SMALL BUS ONLY
AUERBACHS LYCO MEAT CO	SMALL BUS ONLY	NORTHERN FISH PRODUCTS	SMALL BUS ONLY
AUGUST THOMSEN CORP	SMALL BUS ONLY	NORTHERN PINES	SMALL BUS ONLY
AUSTER CO	SMALL BUS ONLY	NORTHERN WIND INC	SMALL BUS ONLY
AUTHORIZED COMMERCIAL	SMALL BUS ONLY	NORTHWEST SPEC BAKING MIXES	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

AUTOCRAT INC	SMALL BUS ONLY	NORTHWESTERN FOODS	SMALL BUS ONLY
AVIS FURNITURE	SMALL BUS ONLY	NOVELTY CONE CO	SMALL BUS ONLY
AVOCO	SMALL BUS ONLY	NP FOOD SERVICE SALES LLC	SMALL BUS ONLY
AWC PACKAGING	SMALL BUS ONLY	NPC PROCESSING CO	SMALL BUS ONLY
AYER & PRICE FRUIT CO	SMALL BUS ONLY	NTC MARKETING INC	SMALL BUS ONLY
B&D FOODS	SMALL BUS ONLY	NUCHIEF SALES	SMALL BUS ONLY
BA TAMPTE PICKLES	SMALL BUS ONLY	NUMI ORGANIC TEA	SMALL BUS ONLY
BAGELMANIA	SMALL BUS ONLY	NUNES CO	SMALL BUS ONLY
BAGELS BY BELL	SMALL BUS ONLY	NUNN MILLING CO INC	SMALL BUS ONLY
BAGELS FOREVER INC	SMALL BUS ONLY	NUOVO PASTA PRODUCTION LTD	SMALL BUS ONLY
BAIRD PRODUCE	SMALL BUS ONLY	NUPRO CO	SMALL BUS ONLY
BAKE CRAFTERS	SMALL BUS ONLY	NURSERYMENS EXCHANGE	SMALL BUS ONLY
BAKE CRAFTERS FOOD COMPANY	SMALL BUS ONLY	NUTRA BALANCE PRODUCTS	SMALL BUS ONLY
BAKE N JOY	SMALL BUS ONLY	O STEEN MEAT	SMALL BUS ONLY
BAKEMARK SALT LAKE CITY	SMALL BUS ONLY	O TASTY FOODS INC	SMALL BUS ONLY
BAKER BOY	SMALL BUS ONLY	OAK ACRE FARMS	SMALL BUS ONLY
BAKER DISTRIBUTING CO	SMALL BUS ONLY	OAK GROVE SMOKEHOUSE	SMALL BUS ONLY
BAKERS CHEESE FACTORY	SMALL BUS ONLY	OAKHOUSE FARM BAKERY	SMALL BUS ONLY
BAKER’S QTY PIZZA CRUSTS INC	SMALL BUS ONLY	OAKHURST DAIRY	SMALL BUS ONLY
BAKERS SERVICE OF S FLORIDA	SMALL BUS ONLY	OASIS FOODS	SMALL BUS ONLY
BAKERY EXPRS MID ATLANTIC INC	SMALL BUS ONLY	OB MACARONI	SMALL BUS ONLY
BAKING CO OF UKIAH	SMALL BUS ONLY	OBERTO SAUSAGE COMPANY	SMALL BUS ONLY
BALTER SALES CO	SMALL BUS ONLY	OCEAN BLUE PRODUCTS INC	SMALL BUS ONLY
BALTIC LINEN CO INC	SMALL BUS ONLY	OCEAN KING ENTERPRISES INC	SMALL BUS ONLY
BANDWAGON BROKERAGE INC	SMALL BUS ONLY	OCEAN MIST FARMS (PA)	SMALL BUS ONLY
BANNER FRUIT INC.	SMALL BUS ONLY	ODELL MOP COMPANY	SMALL BUS ONLY
BAR MAID CORP	SMALL BUS ONLY	ODELLS	SMALL BUS ONLY
BAR W MEAT CO	SMALL BUS ONLY	ODYSSEY ENTERPRISE	SMALL BUS ONLY
BARBERAS INC	SMALL BUS ONLY	OFF THE DOCK SEAFOOD	SMALL BUS ONLY
BAREMANS DAIRY	SMALL BUS ONLY	OHIO PACKING	SMALL BUS ONLY
BARI FOODS	SMALL BUS ONLY	OK RESTAURANT SUPPLY	SMALL BUS ONLY
BARON SPICES	SMALL BUS ONLY	OKLAHOMA CITY MEAT CO	SMALL BUS ONLY
BARRINGER MARKETING GROUP	SMALL BUS ONLY	OLD FASHIONED KITCHEN	SMALL BUS ONLY
BARTLOW HOLDINGS LLC	SMALL BUS ONLY	OLD MANSION FOODS	SMALL BUS ONLY
BARTUSH SCHNITZIUS FOOD CO	SMALL BUS ONLY	OLD SOUTH FOODS	SMALL BUS ONLY
BASCOM	SMALL BUS ONLY	OLD WORLD FOODS	SMALL BUS ONLY
BASCOM FAMILY FARMS INC	SMALL BUS ONLY	OLD WORLD SPCES & SEASNGS INC	SMALL BUS ONLY
BASIC CONVENIENCE FDS	SMALL BUS ONLY	OLIVER PRODUCTS CORP	SMALL BUS ONLY
BASIN GOLD COOPERATIVE	SMALL BUS ONLY	OLYMPIA GYROS US	SMALL BUS ONLY
BASQUE FRENCH BAKERY	SMALL BUS ONLY	OLYMPUS GOURMET ROAST	SMALL BUS ONLY
BAUDIN’S SAUSAGE KITHCHEN	SMALL BUS ONLY	OMAHA BOX CO	SMALL BUS ONLY
BAUMER FOODS CO	SMALL BUS ONLY	OMAR COFFEE CO.	SMALL BUS ONLY
BAVARIA SAUSAGE	SMALL BUS ONLY	OMNI FOODS INC	SMALL BUS ONLY
BAVARIAN MEAT PRODUCTS	SMALL BUS ONLY	ON COR FROZEN FOODS LLC	SMALL BUS ONLY
BAY AREA HERBS & SPECIALTIES	SMALL BUS ONLY	ONE OF A KIND	SMALL BUS ONLY
BAY STATE MILLING	SMALL BUS ONLY	ONE PIE CANNING CO	SMALL BUS ONLY
BAYS ENGLISH MUFFIN	SMALL BUS ONLY	ONLINE PACKAGING INC	SMALL BUS ONLY
BC BUNDT INC	SMALL BUS ONLY	OPAS SMOKED MEATS	SMALL BUS ONLY
BC FROZEN FOODS LTD	SMALL BUS ONLY	OR DERVS INC	SMALL BUS ONLY
BCW FOOD PRODUCTS INC	SMALL BUS ONLY	ORCA BAY SEAFOOD	SMALL BUS ONLY
BD&K FOODS INC	SMALL BUS ONLY	ORCHID ISLAND JUICE	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

BEANZ MAN THE	SMALL BUS ONLY	ORDERMATIC CORP	SMALL BUS ONLY
BEAR BOTTON FARMS	SMALL BUS ONLY	OREGON CHERRY GROWERS INC	SMALL BUS ONLY
BEAVER MEADOWS CREAMER	SMALL BUS ONLY	OREGON ICE CREAM	SMALL BUS ONLY
BEAVERTON FOODS INC	SMALL BUS ONLY	ORGANIC HARVEST NEWORK	SMALL BUS ONLY
BEDFORD INDUSTRIES	SMALL BUS ONLY	ORGANIC MILLING	SMALL BUS ONLY
BEE BEE QUE	SMALL BUS ONLY	ORGANICALLY GROWN COOP	SMALL BUS ONLY
BEEF INTL	SMALL BUS ONLY	ORIGINAL CHICAGO PRODUCE	SMALL BUS ONLY
BEEFMASTER CATTLEMEN LP	SMALL BUS ONLY	ORIGINAL LEMON WRAP	SMALL BUS ONLY
BEER EXPRESS	SMALL BUS ONLY	ORION SEAFOOD INTL INC	SMALL BUS ONLY
BELGIOIOSO CHEESE INC	SMALL BUS ONLY	ORION TRADING CORP	SMALL BUS ONLY
BELL TASTY FOODS INC	SMALL BUS ONLY	ORLANDO FOOD SALES INC	SMALL BUS ONLY
BEN HILL GRIFFIN INC	SMALL BUS ONLY	ORLEANS PACKING CO	SMALL BUS ONLY
BENCH MARK POTATO	SMALL BUS ONLY	OROWHEAT FOODS OF BOISE	SMALL BUS ONLY
BENEDETTI FARMS INC	SMALL BUS ONLY	OTAY MESA REPACKERS	SMALL BUS ONLY
BENNER CHINA GLASSWARE OF FLA	SMALL BUS ONLY	OTIS MCALLISTER INC	SMALL BUS ONLY
BERGHOFF INTERNATIONAL INC	SMALL BUS ONLY	OTT FOOD PRODUCTS CO	SMALL BUS ONLY
BERKELEY FLORIST SUPPLY	SMALL BUS ONLY	OUT OF THE SHELL LLC	SMALL BUS ONLY
BERKS PACKING CO INC	SMALL BUS ONLY	OUT OF THE SHELL LLC DBA LINGS	SMALL BUS ONLY
BERNARD FOOD INDUSTRIES	SMALL BUS ONLY	OUTDOOR LIFESTYLE	SMALL BUS ONLY
BERNER CHEESE	SMALL BUS ONLY	OVEN FRESH BAKING	SMALL BUS ONLY
BERRY VEAL CORP	SMALL BUS ONLY	OXFORD FOODS DBA BAY VALLEY	SMALL BUS ONLY
BEST MANUFACTURERS	SMALL BUS ONLY	OXFORD TRADING INC	SMALL BUS ONLY
BEST ORIENTAL PRODUCE	SMALL BUS ONLY	OZARK MOUNTAIN PORK CO OP	SMALL BUS ONLY
BEST PROVISION INC	SMALL BUS ONLY	P&C MEAT INC	SMALL BUS ONLY
BEST QUALITY BREAD STICKS CORP	SMALL BUS ONLY	P&G TRADING CO INC	SMALL BUS ONLY
BETTER LIFE PRODUCE	SMALL BUS ONLY	P&P FARMS	SMALL BUS ONLY
BIA CORDON BLEU INC	SMALL BUS ONLY	P.D.G WAREHOUSE	SMALL BUS ONLY
BIAZZO DAIRY PRODUCTS	SMALL BUS ONLY	PACA FOODS INC	SMALL BUS ONLY
BIDDLE ENTERPRISES	SMALL BUS ONLY	PACIFIC AGRI PRODUCTS	SMALL BUS ONLY
BIG D INDUSTRIES	SMALL BUS ONLY	PACIFIC COAST PRODUCERS	SMALL BUS ONLY
BIG GUS ONION RINGS	SMALL BUS ONLY	PACIFIC COLLIER	SMALL BUS ONLY
BIG J MILLING & ELEVATOR CO	SMALL BUS ONLY	PACIFIC FOOD SOURCE	SMALL BUS ONLY
BIG KAHUNA OF FLORIDA INC	SMALL BUS ONLY	PACIFIC FOODS OF OREGON	SMALL BUS ONLY
BIG RED TOMATO PACKERS	SMALL BUS ONLY	PACIFIC GOURMET	SMALL BUS ONLY
BIG TRAIN	SMALL BUS ONLY	PACIFIC PKGING COMPONENTS INC	SMALL BUS ONLY
BILOXI FREEZING & PROCESSING	SMALL BUS ONLY	PACIFIC PLUS INTL INC	SMALL BUS ONLY
BIRKETT MILLS	SMALL BUS ONLY	PACIFIC PRODUCE (AMERI)	SMALL BUS ONLY
BISHOP BROTHERS	SMALL BUS ONLY	PACIFIC SPICE COMPANY	SMALL BUS ONLY
BK ENTERPRISES SPECIALITY FDS	SMALL BUS ONLY	PACIFIC TRANSDUCER	SMALL BUS ONLY
BLACKHAWK BAKERY	SMALL BUS ONLY	PACIFICA FOODS LLC	SMALL BUS ONLY
BLAINE HARTLEY INC	SMALL BUS ONLY	PACO PACKERS INC	SMALL BUS ONLY
BLENDEX COMPANY	SMALL BUS ONLY	PADERNO WORLD CUISINE	SMALL BUS ONLY
BLISS BROS DAIRY INC	SMALL BUS ONLY	PAGE FOODS	SMALL BUS ONLY
BLOCK BROKERAGE & DISTRIBUTION	SMALL BUS ONLY	PAHL FARMS INC	SMALL BUS ONLY
BLOEMERS FOOD SALES	SMALL BUS ONLY	PALMER CANDY CO	SMALL BUS ONLY
BLOOMFIELD BAKERS	SMALL BUS ONLY	PALMIERI FOOD PRODUCTS	SMALL BUS ONLY
BLOSSOM VALLEY	SMALL BUS ONLY	PAN AMERICAN BANANA	SMALL BUS ONLY
BLUE BANNER	SMALL BUS ONLY	PANAMA BANANA DIST CO	SMALL BUS ONLY
BLUE PLANET FOODS LTD	SMALL BUS ONLY	PAPA CANTELLAS INC	SMALL BUS ONLY
BLUE RIBBON MEATS INC	SMALL BUS ONLY	PAPER PRODUCTS CO	SMALL BUS ONLY
BLUEGRASS QUALITY MEATS	SMALL BUS ONLY	PAPPARDELLES PASTA	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

BOB BETTER BEEF	SMALL BUS ONLY	PARADISE FRUIT & VETABLE	SMALL BUS ONLY
BOBBY SALAZARS	SMALL BUS ONLY	PARADISE PRODUCE DISTRIB	SMALL BUS ONLY
BOC PACKAGING	SMALL BUS ONLY	PARIS BROTHERS INC	SMALL BUS ONLY
BOCA GRANDE FOODS	SMALL BUS ONLY	PARKER PRODUCTS INC	SMALL BUS ONLY
BOF ASSOCIATES	SMALL BUS ONLY	PARKERS FARM INC	SMALL BUS ONLY
BOGDON CANDY CO INC	SMALL BUS ONLY	PARMALAT CANADA INC	SMALL BUS ONLY
BOGHOSIAN RAISIN	SMALL BUS ONLY	PARROT ICE DRINK PRODUCTS AMER	SMALL BUS ONLY
BOISE COLD STORAGE	SMALL BUS ONLY	PARTHENON IMPORTERS 1998 LTD	SMALL BUS ONLY
BOLNERS FIESTA	SMALL BUS ONLY	PASTA E PANI	SMALL BUS ONLY
BON CHEF INC	SMALL BUS ONLY	PASTA FACTORY	SMALL BUS ONLY
BON SECOUR FISHERIES	SMALL BUS ONLY	PASTA FESTIVALE INC	SMALL BUS ONLY
BON SUISSE	SMALL BUS ONLY	PASTA MIA	SMALL BUS ONLY
BONANZA PRODUCE	SMALL BUS ONLY	PASTENE COMPANY	SMALL BUS ONLY
BONERTS SLICE OF PIE	SMALL BUS ONLY	PATAK BOHEMIA	SMALL BUS ONLY
BONGARDS CREAMERIES	SMALL BUS ONLY	PATERSON PACIFIC PARCHMENT	SMALL BUS ONLY
BORTON MARKETING CO LTD.	SMALL BUS ONLY	PATISSERIE DE FRANCE	SMALL BUS ONLY
BOSCOLI FOODS INC	SMALL BUS ONLY	PATTERSON FOODS INC	SMALL BUS ONLY
BOSKOVICH	SMALL BUS ONLY	PATTERSON VEGETABLE CO	SMALL BUS ONLY
BOSTON BRISKET CO INC	SMALL BUS ONLY	PATTON CO	SMALL BUS ONLY
BOSTON COFFEE CAKE LLC	SMALL BUS ONLY	PAUL BARNETT SEAFOOD INC	SMALL BUS ONLY
BOSTON FISH MARKET INC	SMALL BUS ONLY	PAUL J MACRIE INC	SMALL BUS ONLY
BOSTON LOBSTER CO	SMALL BUS ONLY	PAUMIES PORKIES	SMALL BUS ONLY
BOTSFORD & GOODFELLO	SMALL BUS ONLY	PBI	SMALL BUS ONLY
BOTTEMA BAKERY	SMALL BUS ONLY	PBI MARKET EQUIPMENT INC	SMALL BUS ONLY
BOWLES PACKAGING	SMALL BUS ONLY	PEARL MEAT PACKING CO	SMALL BUS ONLY
BOYDS COFFEE COMPANY	SMALL BUS ONLY	PEARL RIVER PASTRY & CHOC LLC	SMALL BUS ONLY
BRAKEBUSH BROS INC	SMALL BUS ONLY	PECAN DELUXE CANDY	SMALL BUS ONLY
BRASS SMITH INC	SMALL BUS ONLY	PECHTERS BAKING GROUP	SMALL BUS ONLY
BREADMASTERS ENTERPRISES INC	SMALL BUS ONLY	PEDDLERS SON	SMALL BUS ONLY
BRICINS INC	SMALL BUS ONLY	PEER FOOD GROUP INC	SMALL BUS ONLY
BRIGHTON MILLS	SMALL BUS ONLY	PEERLESS COFFEE CO	SMALL BUS ONLY
BRISTOL SEAFOOD INC	SMALL BUS ONLY	PEGGYS PRIDE	SMALL BUS ONLY
BRITE VISION MEDIA	SMALL BUS ONLY	PELLEGRINO FOOD PRODUCTS	SMALL BUS ONLY
BROADLEAF VENISON INC	SMALL BUS ONLY	PELLERITO FOODS	SMALL BUS ONLY
BROADWAY CORNED BEEF CO	SMALL BUS ONLY	PELLMAN FOODS INC	SMALL BUS ONLY
BROOKS H & CO	SMALL BUS ONLY	PENDERYS INC	SMALL BUS ONLY
BROOKSIDE FOODS INC	SMALL BUS ONLY	PENGUIN FROZEN FOODS	SMALL BUS ONLY
BROTHERS BAKING	SMALL BUS ONLY	PEPIN HEIGHTS ORCHARD	SMALL BUS ONLY
BROTHERS FINE FOODS	SMALL BUS ONLY	PEPSI COLA	SMALL BUS ONLY
BROWN PACKING CO	SMALL BUS ONLY	PERESTROIKA PRODUCTS LTD	SMALL BUS ONLY
BROWNIE BAKER	SMALL BUS ONLY	PERMAPACK INC	SMALL BUS ONLY
BRUCE NEWLON CO INC	SMALL BUS ONLY	PERO PACKING & SALES	SMALL BUS ONLY
BRUCKEN FOOD	SMALL BUS ONLY	PERONA FARMS FOOD	SMALL BUS ONLY
BRUNO PEPPER	SMALL BUS ONLY	PETERSON FARMS INC	SMALL BUS ONLY
BRUNO SPECIALTY FOODS	SMALL BUS ONLY	PETRA WHOLESALE & BAKERY	SMALL BUS ONLY
BRYANT PRESERVING	SMALL BUS ONLY	PEZ CANDY, INC.	SMALL BUS ONLY
BSI LLC	SMALL BUS ONLY	PG MOLANARI&SONS	SMALL BUS ONLY
BUBBA FOODS LLC	SMALL BUS ONLY	PGI SAUGATUCK INC	SMALL BUS ONLY
BUBBLES BAKING CO	SMALL BUS ONLY	PHILLIPS DISTRIBUTION INC	SMALL BUS ONLY
BUCCANEER BROKERAGE	SMALL BUS ONLY	PHILLIPS FOODS	SMALL BUS ONLY
BUCKHEAD BREAD COMPANY	SMALL BUS ONLY	PHOENIX FOODS INC	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

BUDD FOODS	SMALL BUS ONLY	PHOENIX MUSHROOMS (FALCON)	SMALL BUS ONLY
BUDDYS KITCHEN	SMALL BUS ONLY	PIANTEDOSI BAKING CO	SMALL BUS ONLY
BUENO MARKETING INC	SMALL BUS ONLY	PIAZZA SEAFOOD WORLD LLC	SMALL BUS ONLY
BUNGE CANADA	SMALL BUS ONLY	PICK-RITE BROKERAGE	SMALL BUS ONLY
BUONO VITA INC	SMALL BUS ONLY	PIERRE FOODS CLOVERVALE FARMS	SMALL BUS ONLY
BURDEN PRODUCTS	SMALL BUS ONLY	PILOT TRADING	SMALL BUS ONLY
BURGER MAKER INC	SMALL BUS ONLY	PINNACLE CHEESE CO	SMALL BUS ONLY
BURGERS OZARK	SMALL BUS ONLY	PITCO FRIALATOR	SMALL BUS ONLY
BURKE MARKETING CORP	SMALL BUS ONLY	PITTSBURGH SEAFOODS	SMALL BUS ONLY
BURLESONS INC	SMALL BUS ONLY	PJ LOBSTER COMPANY	SMALL BUS ONLY
BURRY FOODSERVICE	SMALL BUS ONLY	PJS CORRUGATED INC	SMALL BUS ONLY
BUSHMANS INC	SMALL BUS ONLY	PLAINS MEAT CO	SMALL BUS ONLY
BUSHMANS INCORPORATED	SMALL BUS ONLY	PLASTIC WORLD INC	SMALL BUS ONLY
BUSHWICK COMMISSION	SMALL BUS ONLY	PLASTOCON INC	SMALL BUS ONLY
BUTCHER BLOCK	SMALL BUS ONLY	PLATINUM PRODUCE INC	SMALL BUS ONLY
BUTCHS CAJUN SEASONING	SMALL BUS ONLY	PLAZA SWEETS	SMALL BUS ONLY
BUTTERFIELD FOODS CO INC	SMALL BUS ONLY	PLYMOUTH BEEF	SMALL BUS ONLY
BUYERS DISTRIBUTING INC	SMALL BUS ONLY	PLYMOUTH POULTRY	SMALL BUS ONLY
BVT CHEF REVIVAL INC	SMALL BUS ONLY	PMO WILDWOOD	SMALL BUS ONLY
BYRD INTERNATIONAL	SMALL BUS ONLY	POCASSET SEAFOOD	SMALL BUS ONLY
BYRNE DAIRY	SMALL BUS ONLY	POCHE MARKET & RESTAURANT	SMALL BUS ONLY
BYRON CENTER MEATS	SMALL BUS ONLY	POCINO FOODS CO	SMALL BUS ONLY
C PACIFIC FOODS INC	SMALL BUS ONLY	POLENTA CO	SMALL BUS ONLY
C&C PRODUCE	SMALL BUS ONLY	POLKS MEAT PRODUCTS	SMALL BUS ONLY
C&F PACKING	SMALL BUS ONLY	POLLEN RANCH	SMALL BUS ONLY
C&H SUGAR	SMALL BUS ONLY	PONG CHIEN TRADING INC	SMALL BUS ONLY
C&K MFG SALES CO	SMALL BUS ONLY	PONTCHARTRAIN BLUE CRAB INC	SMALL BUS ONLY
C&M FOOD DISTRIBUTING, INC.	SMALL BUS ONLY	PONTRELLI & LARICCHIA INC	SMALL BUS ONLY
C.M.V. WAREHOUSE (CHIQUITA)	SMALL BUS ONLY	POPCORN ETC	SMALL BUS ONLY
CACIQUE DIST USA	SMALL BUS ONLY	POPCORN MAN	SMALL BUS ONLY
CADCO LTD	SMALL BUS ONLY	POPPIES INTERNATIONAL INC	SMALL BUS ONLY
CADILLAC COFFEE CO	SMALL BUS ONLY	PORT ROYAL	SMALL BUS ONLY
CAESARS PASTA PROD	SMALL BUS ONLY	PORTESIS ITALIAN FOOD	SMALL BUS ONLY
CAFE VALLEY INC	SMALL BUS ONLY	POTANDON PRODUCE LLC	SMALL BUS ONLY
CAFFE D AMORE	SMALL BUS ONLY	POTATO PRODUCTS OF IDAHO	SMALL BUS ONLY
CAJUN CHEF	SMALL BUS ONLY	POVERTY BAY COFFEE CO	SMALL BUS ONLY
CAJUN STUFF	SMALL BUS ONLY	PRECISION FOODS INC	SMALL BUS ONLY
CAJUNS CHOICE FOOD	SMALL BUS ONLY	PREFERRED MEALS SYSTEMS	SMALL BUS ONLY
CAL CEL MARKETING INC	SMALL BUS ONLY	PREMIER MANAGEMENT GROUP LLC	SMALL BUS ONLY
CAL FRESCO QUALITY FRUITS&VEG	SMALL BUS ONLY	PREMIUM MEATS INC	SMALL BUS ONLY
CAL MIL PLASTIC	SMALL BUS ONLY	PRIDE OF THE POND	SMALL BUS ONLY
CAL NET PRODUCE INC	SMALL BUS ONLY	PRIMAL ESSENCE	SMALL BUS ONLY
CAL TEX CITRUS JUICE	SMALL BUS ONLY	PRIME CHOICE FOODS WEST	SMALL BUS ONLY
CALAVO GROWERS	SMALL BUS ONLY	PRIME PAK	SMALL BUS ONLY
CALHOUN BEND MILL	SMALL BUS ONLY	PRIME PAK FOODS INC	SMALL BUS ONLY
CALICO COTTAGE INC	SMALL BUS ONLY	PRIMO PROMOS INC	SMALL BUS ONLY
CALIFORNIA APPLE PRODUCT	SMALL BUS ONLY	PRIVATE SPRING WATER	SMALL BUS ONLY
CALIFORNIA CHARCOAL & FIREWOOD	SMALL BUS ONLY	PRO REPS EXPRESS	SMALL BUS ONLY
CALIFORNIA CITRUS	SMALL BUS ONLY	PRO TEAM	SMALL BUS ONLY
CALIFORNIA GARLIC COMPANY	SMALL BUS ONLY	PRO TECH MATS IND	SMALL BUS ONLY
CALIFORNIA SEAFOOD & PRODUCE	SMALL BUS ONLY	PRO TECH MATS INDUSTRIES INC	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

CALKINS & BURKE LTD	SMALL BUS ONLY	PROCESSED FOODS	SMALL BUS ONLY
CALLICO DISTRIBUTORS	SMALL BUS ONLY	PROCESSED FOODS CORP	SMALL BUS ONLY
CAMANCHACA INC	SMALL BUS ONLY	PROCLEAN	SMALL BUS ONLY
CAMBRIDGE FARMS	SMALL BUS ONLY	PRODOTTI MEDITERRANEI INC	SMALL BUS ONLY
CAMPIONE D ITALIA FOODS	SMALL BUS ONLY	PRODUCE ALLIANCE	SMALL BUS ONLY
CANADA DRY	SMALL BUS ONLY	PRODUCE EXCHANGE CO, INC	SMALL BUS ONLY
CANBERRA CORP SMS	SMALL BUS ONLY	PRODUCE WORLD INC	SMALL BUS ONLY
CANDLE LAMP COMPANY LLC	SMALL BUS ONLY	PRODUCERS PEANUT	SMALL BUS ONLY
CANDY TECH	SMALL BUS ONLY	PROFESSIONAL BAKEWARE COMPANY	SMALL BUS ONLY
CANNON MARKETING INC	SMALL BUS ONLY	PROFESSIONAL PRODUCE	SMALL BUS ONLY
CANTARE FOODS	SMALL BUS ONLY	PROFISH LIMITED	SMALL BUS ONLY
CAP CREATIONS LLC	SMALL BUS ONLY	PROFIT TIME INC	SMALL BUS ONLY
CAPITOL DISTRIBUTION CO	SMALL BUS ONLY	PROGRAM	SMALL BUS ONLY
CAPITOL DISTRIBUTION CO LLC	SMALL BUS ONLY	PROGRESSIVE SPECIALTY GLASS	SMALL BUS ONLY
CAPPUCCINE	SMALL BUS ONLY	PROMOTION IN MOTION CO	SMALL BUS ONLY
CAPTAIN FOODS INC	SMALL BUS ONLY	PRONTO PRODUCTS CO	SMALL BUS ONLY
CAPTAIN KEN	SMALL BUS ONLY	PROTECTO	SMALL BUS ONLY
CAPTAIN SPONGEFOOT TRADING CO	SMALL BUS ONLY	PROTEIN SOLUTIONS	SMALL BUS ONLY
CARCIONE’S FRESH PRODUCE	SMALL BUS ONLY	PUCKERED PICKLE CO	SMALL BUS ONLY
CARDILE BROTHERS MUSHROOM	SMALL BUS ONLY	PUMILIA PIZZA SHELL INC	SMALL BUS ONLY
CARDINAL INTERNATIONAL	SMALL BUS ONLY	PURCELL INTL	SMALL BUS ONLY
CARDINAL PRODUCTS	SMALL BUS ONLY	PURCHASE ORDER OF MIA.	SMALL BUS ONLY
CARDONA	SMALL BUS ONLY	PURDY PRODUCTS	SMALL BUS ONLY
CARLISLE FOOD SYSTEMS	SMALL BUS ONLY	PURE TECH WATERS OF AMERICA	SMALL BUS ONLY
CARMENS CHIPC INC	SMALL BUS ONLY	PURIFRY	SMALL BUS ONLY
CAROLINA CLASSICS CAT FISH INC	SMALL BUS ONLY	PURITAN FOODS	SMALL BUS ONLY
CAROLINA CLASSICS CATFISH	SMALL BUS ONLY	PUTNAM PLASTICS	SMALL BUS ONLY
CAROLINA MOUNTAIN	SMALL BUS ONLY	QUAKER BAKERY	SMALL BUS ONLY
CAROLINA TABLE MFG CO INC	SMALL BUS ONLY	QUAKER HILL FARMS	SMALL BUS ONLY
CARRIAGE HOUSE CO	SMALL BUS ONLY	QUAKER MAID MEATS INC	SMALL BUS ONLY
CARRINGTON FOODS	SMALL BUS ONLY	QUALITY CANDY CO INC	SMALL BUS ONLY
CARSO’S PASTA INC	SMALL BUS ONLY	QUALITY CULTIVATORS LTD	SMALL BUS ONLY
CARTER & SPENCER INTN’L	SMALL BUS ONLY	QUALITY MEATS & SEAFOOD	SMALL BUS ONLY
CARUSO PRODUCE	SMALL BUS ONLY	QUEENS PRODUCE	SMALL BUS ONLY
CARUSOS COFFEE	SMALL BUS ONLY	QUEST	SMALL BUS ONLY
CASA DILISIO INC	SMALL BUS ONLY	QUICK DISPENSE INC	SMALL BUS ONLY
CASA PONS USA INC	SMALL BUS ONLY	QUINCY STREET	SMALL BUS ONLY
CASCADE BEVERAGE SERVICES	SMALL BUS ONLY	QUON YICK NOODLE CO INC	SMALL BUS ONLY
CASCADE FRUIT MARKETING	SMALL BUS ONLY	QZINA SPECIALTY FOODS	SMALL BUS ONLY
CASE PORK ROLL CO INC	SMALL BUS ONLY	R CASTANEDA	SMALL BUS ONLY
CASTELLI USA LLC	SMALL BUS ONLY	R&B WHOLESALE DISTRIBUTORS INC	SMALL BUS ONLY
CASTLE CHEESE WEST INC	SMALL BUS ONLY	R&R INDUSTRIES	SMALL BUS ONLY
CASTLE IMPORTING INC	SMALL BUS ONLY	RACINE DANISH	SMALL BUS ONLY
CATALINA FINER FOODS	SMALL BUS ONLY	RAFAEL CASTANEDA FARM	SMALL BUS ONLY
CATANIA SPAGNA CORP	SMALL BUS ONLY	RAIMONDI & SONS INC	SMALL BUS ONLY
CATHAY FOODS CO	SMALL BUS ONLY	RAINBOW SEAFOOD	SMALL BUS ONLY
CATTANEO BROS. INC.	SMALL BUS ONLY	RAINIER FRUIT CO	SMALL BUS ONLY
CAVAZOS FRUIT&VEG CO INC	SMALL BUS ONLY	RAINSWEET INC	SMALL BUS ONLY
CAVENDISH GAME BIRDS INC	SMALL BUS ONLY	RAM DISTRIBUTORS	SMALL BUS ONLY
CCD MUSHROOM CO.	SMALL BUS ONLY	RAMARC FOODS	SMALL BUS ONLY
CDS DISTRIBUTING INC	SMALL BUS ONLY	RANDOLPH PACKING	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

CEDAR CREST SPECIALITIES	SMALL BUS ONLY	RANKIN DELUXE	SMALL BUS ONLY
CENTRAL COAST	SMALL BUS ONLY	RAW SEAFOOD INC	SMALL BUS ONLY
CENTRAL PLASTIC & RUBB	SMALL BUS ONLY	RAYMONDS	SMALL BUS ONLY
CENTRAL PRODUCE CO	SMALL BUS ONLY	RAYMUNDO FOOD PRODUCTS INC	SMALL BUS ONLY
CENTRAL SEAFOOD	SMALL BUS ONLY	RAY’S MEATS	SMALL BUS ONLY
CERTI FRESH FOODS INC	SMALL BUS ONLY	RAYTON PACKING	SMALL BUS ONLY
CERTIFIED BAKERY INC	SMALL BUS ONLY	RC TAYLOR WHOLESALE	SMALL BUS ONLY
CF CHEFS INC	SMALL BUS ONLY	RCG FOODS, INC	SMALL BUS ONLY
CH GUENTHER & SONS INC	SMALL BUS ONLY	RCH ENTERPRISES	SMALL BUS ONLY
CHANDLER FOODS INC	SMALL BUS ONLY	READ PRODUCTS INC	SMALL BUS ONLY
CHANNEL FISH PROCESSING	SMALL BUS ONLY	REAL FOOD MKTG	SMALL BUS ONLY
CHANNEL MANUFACTURING	SMALL BUS ONLY	REAVES BROKERAGE CO	SMALL BUS ONLY
CHANNEL MFG CORP	SMALL BUS ONLY	RED DOOR PIZZERIA INC	SMALL BUS ONLY
CHAR CRUST	SMALL BUS ONLY	RED HOT CHICAGO	SMALL BUS ONLY
CHARLES CHRISTIAN DIST	SMALL BUS ONLY	RED OSIER FOOD PRODUCTS LLC	SMALL BUS ONLY
CHARLES D JONES	SMALL BUS ONLY	REDCO FOODSERVICE EQUIP LLC	SMALL BUS ONLY
CHARLES RITTER INC	SMALL BUS ONLY	REED & BARTON	SMALL BUS ONLY
CHARLIE TROTTER FOODS	SMALL BUS ONLY	REED FOOD TECHNOLOGY	SMALL BUS ONLY
CHARLIES MARKET	SMALL BUS ONLY	REEDS INC	SMALL BUS ONLY
CHARLIES PRIDE	SMALL BUS ONLY	REEVES FARMS	SMALL BUS ONLY
CHATTANOOGA BAKERY	SMALL BUS ONLY	REFRIGIWEAR INC	SMALL BUS ONLY
CHECK MATES CONFECTIONERY CO	SMALL BUS ONLY	REGAL SPRINGS TRADING FRZ FISH	SMALL BUS ONLY
CHEESE MERCHANTS OF AMERICA	SMALL BUS ONLY	REGENCY WRAPS INC	SMALL BUS ONLY
CHEESE SMOKERS INC	SMALL BUS ONLY	REICHEL FOODS LLC	SMALL BUS ONLY
CHEESECAKE ROYALE	SMALL BUS ONLY	REILLY DAIRY & FOOD CO	SMALL BUS ONLY
CHEEZWHSE.COM	SMALL BUS ONLY	RELIANT FOODSERVICE	SMALL BUS ONLY
CHEF CREATIONS INC	SMALL BUS ONLY	RELYCO SALES INC	SMALL BUS ONLY
CHEF JOHN FOLSE	SMALL BUS ONLY	REMA FOODS INC	SMALL BUS ONLY
CHEF REQUESTED FOODS	SMALL BUS ONLY	REMAGEN INC	SMALL BUS ONLY
CHEF ROBERTS FOODS	SMALL BUS ONLY	RENFRO FOODS INC	SMALL BUS ONLY
CHEF WORKS	SMALL BUS ONLY	REPUBLIC OF TEA	SMALL BUS ONLY
CHEFS CHOICE MESQUITE	SMALL BUS ONLY	RESOURCE SALES & MARKETING	SMALL BUS ONLY
CHEFWARE	SMALL BUS ONLY	RG PRODUCE, INC.	SMALL BUS ONLY
CHEFWEAR INC	SMALL BUS ONLY	RHODES INTL	SMALL BUS ONLY
CHEMUNG SPRING WATER	SMALL BUS ONLY	RICE FRUIT CO	SMALL BUS ONLY
CHERNOFF SALES INC	SMALL BUS ONLY	RICELAND CRAWFISH INC	SMALL BUS ONLY
CHERRY CENTRAL	SMALL BUS ONLY	RICHARD & SON	SMALL BUS ONLY
CHESSAPEAKE FISH COMPANY	SMALL BUS ONLY	RICHARD & SONS BAKERY	SMALL BUS ONLY
CHEYNE & CO J.C.	SMALL BUS ONLY	RICHARD BACIGALUPO & SONS INC	SMALL BUS ONLY
CHIANTI CHEESE COMPANY OF NJ	SMALL BUS ONLY	RICHMOND BAKING CO	SMALL BUS ONLY
CHICAGO GOURMET STEAKS	SMALL BUS ONLY	RICKEYS	SMALL BUS ONLY
CHICAGO METALLIC	SMALL BUS ONLY	RIDGEFIELDS BRAND YOGURT	SMALL BUS ONLY
CHICAGOLAND BEVERAGE CO	SMALL BUS ONLY	RILEY READY PACK	SMALL BUS ONLY
CHIEF INDUSTRIES	SMALL BUS ONLY	RINGER & SON BROKERAGE	SMALL BUS ONLY
CHILE GUY	SMALL BUS ONLY	RIO BRAVO PRODUCE LTD CO	SMALL BUS ONLY
CHIMENTIS BAKING CO	SMALL BUS ONLY	RITEMADE PAPER CONVERTERS	SMALL BUS ONLY
CHINCOTEAGUE SEAFOOD	SMALL BUS ONLY	RITTER DISPOSABLES INC	SMALL BUS ONLY
CHINO ICE SERVICES	SMALL BUS ONLY	RIVER CITY PRODUCE	SMALL BUS ONLY
CHIQUITA BRAND INT. INC	SMALL BUS ONLY	RIVERIDGE PRODUCE MARKETING	SMALL BUS ONLY
CHOCOLATE SHOPPE ICE CREAM CO	SMALL BUS ONLY	RIVERSIDE FOODS INC	SMALL BUS ONLY
CHOCOLATES EL REY INC	SMALL BUS ONLY	RIVERTOWN FOODS, INC.	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

CHS INC	SMALL BUS ONLY	RJ SCHINNER CO INC	SMALL BUS ONLY
CHUNCO INC	SMALL BUS ONLY	RL ZEIGLER INC	SMALL BUS ONLY
CHUNG HING CO LTD	SMALL BUS ONLY	ROADRUNNER PIZZA	SMALL BUS ONLY
CHUNGS GOURMET FOODS	SMALL BUS ONLY	ROBERTS AMERICAN GOURMET	SMALL BUS ONLY
CHURCH BROTHERS LLC	SMALL BUS ONLY	ROBINS NEST	SMALL BUS ONLY
CIAO BELLA GELATO CO	SMALL BUS ONLY	ROBLES PRODUCE	SMALL BUS ONLY
CIBARIA INTERNATIONAL INC	SMALL BUS ONLY	ROBLING & CATALANI	SMALL BUS ONLY
CINNAMONSTER FRANCHISE GROUP	SMALL BUS ONLY	ROBOT COUPE	SMALL BUS ONLY
CIRCLE C MARKETING	SMALL BUS ONLY	ROCK GARDEN SOUTH	SMALL BUS ONLY
CIRCLE FOOD	SMALL BUS ONLY	ROCKY MOUNTAIN BAGELS LLC	SMALL BUS ONLY
CITADEL ENTERPRISES	SMALL BUS ONLY	ROCKY MOUNTAIN FOODS INC	SMALL BUS ONLY
CITRUS GROUP	SMALL BUS ONLY	ROCKY MOUNTAIN PRODUCTS	SMALL BUS ONLY
CITRUS PROCESSOR INC	SMALL BUS ONLY	ROCKY MOUNTAIN SPICE CO	SMALL BUS ONLY
CITY MEAT STEAK CO	SMALL BUS ONLY	RODRIGUEZ FOODS LTD	SMALL BUS ONLY
CITY WIDE PRODUCE	SMALL BUS ONLY	ROHTSTEIN CORP	SMALL BUS ONLY
CJ UNITED FOOD CORPORATION	SMALL BUS ONLY	ROJAHN & MALANEY CO	SMALL BUS ONLY
CL HENDERSON	SMALL BUS ONLY	ROLAND MARKETING INC	SMALL BUS ONLY
CLASSIC BAKERY	SMALL BUS ONLY	ROMA ESPRESSO	SMALL BUS ONLY
CLASSIC FOODS	SMALL BUS ONLY	ROMEROS FOOD PRODUCTS	SMALL BUS ONLY
CLASSIC FOODS LTD	SMALL BUS ONLY	RON SON	SMALL BUS ONLY
CLASSIC SALADS LLC	SMALL BUS ONLY	RONALD D BOYD	SMALL BUS ONLY
CLEAR VIEW BAG CO INC	SMALL BUS ONLY	RONNOCO COFFEE CO	SMALL BUS ONLY
CLEMENTS PASTRY SHOP	SMALL BUS ONLY	RONSON FOODS INC	SMALL BUS ONLY
CLEVELAND SYRUP	SMALL BUS ONLY	ROSE GARDEN OF JEFFERSON	SMALL BUS ONLY
CLICK CLACK US LLC	SMALL BUS ONLY	ROSSBACH INTERNATIONAL TRADING	SMALL BUS ONLY
CLIFTY FARMS	SMALL BUS ONLY	ROTELLA BAKING	SMALL BUS ONLY
CLOVERDALE FOODS	SMALL BUS ONLY	ROTELLAS ITALIAN BAKERY	SMALL BUS ONLY
CMC FOODS LLC	SMALL BUS ONLY	ROTH KASE USA LTD	SMALL BUS ONLY
CMI DISTRIBUTION LLC	SMALL BUS ONLY	ROYAL ICE CREAM	SMALL BUS ONLY
COAST PACKING	SMALL BUS ONLY	ROYAL INDUSTRIES	SMALL BUS ONLY
COAST SEAFOOD INC	SMALL BUS ONLY	ROYALE BEVERAGES OF ARIZONA	SMALL BUS ONLY
COASTAL PRIDE	SMALL BUS ONLY	RUBICON RESOURCES LLC	SMALL BUS ONLY
COEUR D’ALENE FRENCH BAKING	SMALL BUS ONLY	RUDYS FOOD PRODUCTS	SMALL BUS ONLY
COLD HOLLOW CIDER MILL	SMALL BUS ONLY	RUMIANO CHEESE CO	SMALL BUS ONLY
COLD STAR	SMALL BUS ONLY	RUPRECHT CO	SMALL BUS ONLY
COLEMAN CONCESSIONS ATLANTA	SMALL BUS ONLY	RUPRECHT WHOLESALE MEATS	SMALL BUS ONLY
COLEMANS	SMALL BUS ONLY	RUSCO PACKAGING INC	SMALL BUS ONLY
COLES QUALITY FOODS	SMALL BUS ONLY	RUSSAKS CURED AND SMOKED MEAT	SMALL BUS ONLY
COLONIAL BAG	SMALL BUS ONLY	RUSSELL FOOD EQUIPMENT	SMALL BUS ONLY
COLONNA BROTHERS INC	SMALL BUS ONLY	RUSSET POTATO EXCHANGE	SMALL BUS ONLY
COLONY SPICE LTD	SMALL BUS ONLY	RV INDUSTRIES INC	SMALL BUS ONLY
COLORADO GOLD CHIPS INC	SMALL BUS ONLY	RW BAKERS	SMALL BUS ONLY
COLORADO NATURAL LLC	SMALL BUS ONLY	S BERTRAM INC	SMALL BUS ONLY
COLORADO TORTILLA	SMALL BUS ONLY	S ROZA & CO INC	SMALL BUS ONLY
COLORS ENTERPRISES	SMALL BUS ONLY	S WALLACE EDWARDS & SONS INC	SMALL BUS ONLY
COLUMBIA EMPIRE FARMS	SMALL BUS ONLY	SA PIAZZA & ASSOCIATES	SMALL BUS ONLY
COLUMBIA FOOD SERVICE INC	SMALL BUS ONLY	SAAGS PRODUCE	SMALL BUS ONLY
COLUMBIA MARKETING INTL	SMALL BUS ONLY	SAAGS PRODUCTS INC	SMALL BUS ONLY
COLUMBINE SPECIALTY PRODUCTS	SMALL BUS ONLY	SAANICH PENINSULA VEG	SMALL BUS ONLY
COMARCO PRODUCTS INC	SMALL BUS ONLY	SACO FOODS INC	SMALL BUS ONLY
COMBS PRODUCE LP	SMALL BUS ONLY	SADLERS BAR B QUE SALES INC	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

COMMAND PACKAGING	SMALL BUS ONLY	SAGE & SAND POTATO CO	SMALL BUS ONLY
COMMISSARIAT IMPORTS IN	SMALL BUS ONLY	SAHLEN PACKING CO	SMALL BUS ONLY
COMPONENT DESIGN NW INC	SMALL BUS ONLY	SALONIKA IMPORTS	SMALL BUS ONLY
CONCORD FOODS	SMALL BUS ONLY	SALVAJOR CO	SMALL BUS ONLY
CONECUH SAUSAGE COMPANY INC	SMALL BUS ONLY	SAMBAZON	SMALL BUS ONLY
CONGRESSIONAL SEAFOOD	SMALL BUS ONLY	SAMPCO	SMALL BUS ONLY
CONNECICUT MEAT CO LLC	SMALL BUS ONLY	SAN ANTONIO COMMISSION	SMALL BUS ONLY
CONROY FOODS	SMALL BUS ONLY	SAN DIEGO SPECIALTY PRODUCE	SMALL BUS ONLY
CONROY WHOLESALE	SMALL BUS ONLY	SAN DIEGO SPICE COMPANY	SMALL BUS ONLY
CONSOLIDATED DISTRIBUTION CORP	SMALL BUS ONLY	SAN RALLO PASTA	SMALL BUS ONLY
CONSOLIDATED FARMS INC.	SMALL BUS ONLY	SANDELLAS LLC	SMALL BUS ONLY
CONSOLIDATED MILLS	SMALL BUS ONLY	SANDRIDGE FOOD CORP	SMALL BUS ONLY
CONSOLIDATED WEST DISTRIBUTING	SMALL BUS ONLY	SANDRIDGE GOURMET SALADS	SMALL BUS ONLY
CONSUMERS PRODUCE CO	SMALL BUS ONLY	SANFORD MILLING CO INC	SMALL BUS ONLY
CONTINENTAL FOOD PRODUCTS INC	SMALL BUS ONLY	SANNITI LLC	SMALL BUS ONLY
CONTINENTAL FOOD SALES	SMALL BUS ONLY	SANSON COMPANY	SMALL BUS ONLY
CONTINENTAL POLY BAGS	SMALL BUS ONLY	SANTA CLARA NUT CO	SMALL BUS ONLY
CONTINENTAL SAUSAGE CO	SMALL BUS ONLY	SANTA FE IMPORTERS INC	SMALL BUS ONLY
COOK NATURAL PRODUCTS	SMALL BUS ONLY	SANTANNA BANANA CO INC	SMALL BUS ONLY
COOKIE TREE	SMALL BUS ONLY	SANTINI FOODS INC	SMALL BUS ONLY
COOKIES N MILK	SMALL BUS ONLY	SARANAC BRAND	SMALL BUS ONLY
COOKIETREE BAKERIES	SMALL BUS ONLY	SARATOGA SPRING WATER CO	SMALL BUS ONLY
COOKTEK INC	SMALL BUS ONLY	SARATOGA SPRINGS WATER	SMALL BUS ONLY
COOPER TEA COMPANY	SMALL BUS ONLY	SARTORI FOODS CORP	SMALL BUS ONLY
COOSEMANS	SMALL BUS ONLY	SASSY SAUCE INC	SMALL BUS ONLY
COOSEMANS ATLANTA INC	SMALL BUS ONLY	SATICOY LEMON #1 (SK)	SMALL BUS ONLY
COOSEMANS BOSTON INC	SMALL BUS ONLY	SATICOY LEMONS #3 (SK)	SMALL BUS ONLY
COOSEMAN’S CLEVELAND	SMALL BUS ONLY	SAUCE FACTORY LLC	SMALL BUS ONLY
COOSEMANS DALLAS INC	SMALL BUS ONLY	SAVE ON SEAFOOD	SMALL BUS ONLY
COOSEMANS DC	SMALL BUS ONLY	SC SEASONING CO	SMALL BUS ONLY
COOSEMANS DENVER INC	SMALL BUS ONLY	SCENIC FRUIT CO	SMALL BUS ONLY
COOSEMANS HOUSTON INC	SMALL BUS ONLY	SCHALLER & WEBBER	SMALL BUS ONLY
COOSEMANS MIAMI INC	SMALL BUS ONLY	SCHLOTTERBECK & FOSS	SMALL BUS ONLY
COOSEMANS SAN FRANCISCO	SMALL BUS ONLY	SCHOEPS ICE CREAM CO INC	SMALL BUS ONLY
COOSEMANS TAMPA INC	SMALL BUS ONLY	SCHWAB AND CO	SMALL BUS ONLY
COPPER MOON LLC	SMALL BUS ONLY	SCOTSMAN SUPPLY CO	SMALL BUS ONLY
COPPER RIVER SEAFOOD	SMALL BUS ONLY	SCOTT STREET TOMATO HOUSE INC	SMALL BUS ONLY
CORA ITALIAN SPECIALTY	SMALL BUS ONLY	SEA FARMS INC	SMALL BUS ONLY
CO-RECT PRODUCTS INC	SMALL BUS ONLY	SEA FRESH USA INC	SMALL BUS ONLY
CORTEZ MILLING CO.	SMALL BUS ONLY	SEA SNACK FOODS INC	SMALL BUS ONLY
COSCO INC	SMALL BUS ONLY	SEA SUPREME INC	SMALL BUS ONLY
COSTANZOS BAKERY	SMALL BUS ONLY	SEA WATCH INTERNATIONAL	SMALL BUS ONLY
COUNTRY BOB S	SMALL BUS ONLY	SEA WORLD SEAFOOD	SMALL BUS ONLY
COUNTRY CHARM	SMALL BUS ONLY	SEABEAR INC	SMALL BUS ONLY
COUNTRY EGG INC	SMALL BUS ONLY	SEABREEZE SEAFOODS INTL	SMALL BUS ONLY
COUNTRY FOODS INC	SMALL BUS ONLY	SEACOAST DIST INC	SMALL BUS ONLY
COUNTRY FRESH MUSHROOM	SMALL BUS ONLY	SEACOAST SEAFOOD	SMALL BUS ONLY
COUNTRY MAID	SMALL BUS ONLY	SEAFOOD ENTERPRISES	SMALL BUS ONLY
COUNTRY MEAT PACKERS	SMALL BUS ONLY	SEAL TITE PLASTIC	SMALL BUS ONLY
COUNTY FAIR FOOD PRODUCTS	SMALL BUS ONLY	SEALD SWEET LLC	SMALL BUS ONLY
COURTNEY MARKETING INC	SMALL BUS ONLY	SEAPAC OF IDAHO INC	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

COWANS RETAIL SYSTEMS	SMALL BUS ONLY	SEAPORT MEAT CO	SMALL BUS ONLY
COYE BARTON	SMALL BUS ONLY	SEAPORT PROD CORP	SMALL BUS ONLY
CRAWFORD & ASSOC	SMALL BUS ONLY	SEAPORT PRODUCTS CORP	SMALL BUS ONLY
CREAM OF THE WEST INC	SMALL BUS ONLY	SEASHORE FRUIT & PRODUCE	SMALL BUS ONLY
CREATIVE RETAIL PACKAGING	SMALL BUS ONLY	SEASHORE FRUIT & PRODUCE WEST	SMALL BUS ONLY
CREATIVE WATER CONCEPTS INC	SMALL BUS ONLY	SEATEX CORP	SMALL BUS ONLY
CREMES UNLIMITED	SMALL BUS ONLY	SEATRADE INTERNATIONAL	SMALL BUS ONLY
CRESCENT CITY MEAT	SMALL BUS ONLY	SEATRADE INTERNATIONAL INC	SMALL BUS ONLY
CRES-COR	SMALL BUS ONLY	SEAWISE INC	SMALL BUS ONLY
CRESTONE GROUP BAKING CO	SMALL BUS ONLY	SELECT EQUIPMENT	SMALL BUS ONLY
CRESTWARE	SMALL BUS ONLY	SELECT READY FOODS INC	SMALL BUS ONLY
CREWS & GARCIA INC	SMALL BUS ONLY	SELECT STAINLESS	SMALL BUS ONLY
CROCKER&WINSOR SEAFOODS	SMALL BUS ONLY	SELLERS FOOD GROUP	SMALL BUS ONLY
CROFTON & SONS INC	SMALL BUS ONLY	SELTZER’S SMOKEHOUSE MEATS	SMALL BUS ONLY
CROISSANT ETC CORP	SMALL BUS ONLY	SEMINOLE FOODS INC	SMALL BUS ONLY
CROWN JEWELS MARKETING	SMALL BUS ONLY	SENECA TAPE&LABEL CO	SMALL BUS ONLY
CRYSTAL CLEAR WATER CO	SMALL BUS ONLY	SENSITECH INC	SMALL BUS ONLY
CRYSTAL FOOD CORP	SMALL BUS ONLY	SEQUOIA SALES	SMALL BUS ONLY
CRYSTAL FOOD IMPORT	SMALL BUS ONLY	SERVER PRODUCTS INC	SMALL BUS ONLY
CRYSTAL LAKE EGG PROD	SMALL BUS ONLY	SETO FRUIT & PRODUCE	SMALL BUS ONLY
CRYSTAL LAKE MFG INC	SMALL BUS ONLY	SEVERANCE FOODS INC	SMALL BUS ONLY
CRYSTAL VALLEY FOODS	SMALL BUS ONLY	SEVILLO FINE FOODS	SMALL BUS ONLY
CS STEEN SYRUP MILLS	SMALL BUS ONLY	SEVIROLI	SMALL BUS ONLY
CSM BAKERY PRODUCTS	SMALL BUS ONLY	SHALOM AND SONS	SMALL BUS ONLY
CUBANITA FROZEN FOODS CORP	SMALL BUS ONLY	SHAMROCK PRODUCE & BROKERAGE	SMALL BUS ONLY
CUISINE DE FRANCE	SMALL BUS ONLY	SHASTA PRODUCE	SMALL BUS ONLY
CUISINE PEREL CORP.	SMALL BUS ONLY	SHAWNEE MILLING	SMALL BUS ONLY
CULIN ARTE	SMALL BUS ONLY	SHAWS SOUTHERN BELLE	SMALL BUS ONLY
CULINARTE MKTG CO	SMALL BUS ONLY	SHEARERS FOODS INC	SMALL BUS ONLY
CULINARY CONCEPTS	SMALL BUS ONLY	SHELBURNE FARMS	SMALL BUS ONLY
CURTIS PACKING CO	SMALL BUS ONLY	SHEPHERD FOODS	SMALL BUS ONLY
CURTRON DBA TMI INTL LLC	SMALL BUS ONLY	SHEPHERDS PROCESSED EGGS	SMALL BUS ONLY
CUSTOM BLENDING	SMALL BUS ONLY	SHERIDAN FRUIT CO	SMALL BUS ONLY
CUSTOM CORNED BEEF	SMALL BUS ONLY	SHERNOFFS SALADS INC	SMALL BUS ONLY
CUSTOM DECO	SMALL BUS ONLY	SHIRLEY FOOD	SMALL BUS ONLY
CUSTOM FOODS INC (BAKERY)	SMALL BUS ONLY	SHOUP’S COUNTRY FOODS	SMALL BUS ONLY
CUSTOM PACKAGING	SMALL BUS ONLY	SIERRA MADRE MUSHROOMS INC	SMALL BUS ONLY
CUSTOM PAK LLC	SMALL BUS ONLY	SIERRA PACIFIC	SMALL BUS ONLY
CUSTOM PRODUCE	SMALL BUS ONLY	SIGNATURE FOODS INC	SMALL BUS ONLY
CUSTOM RIPE AVOCADO	SMALL BUS ONLY	SILVER LAKE COOKIE	SMALL BUS ONLY
CUSTOM RIPE AVOCADO CO	SMALL BUS ONLY	SILVER SPOON FOODS	SMALL BUS ONLY
CWSS PARTNERSHIP	SMALL BUS ONLY	SILVER SPRINGS BOTTLED WATER	SMALL BUS ONLY
CYPRESS CREEK FARMS, INC	SMALL BUS ONLY	SILVER SPRINGS FARM INC	SMALL BUS ONLY
CYPRESS FOOD DISTRIBUTORS INC	SMALL BUS ONLY	SILVER STAR MEATS	SMALL BUS ONLY
CYRILS BAKERY CO	SMALL BUS ONLY	SIMMERING SOUP INC	SMALL BUS ONLY
CYRUS O LEARYS PIES	SMALL BUS ONLY	SIMMONS	SMALL BUS ONLY
D&C BROTHERS CO	SMALL BUS ONLY	SIMMONS FARM RAISED FISH	SMALL BUS ONLY
D&S INTERNATIONAL TRADERS LLC	SMALL BUS ONLY	SIMPLY CINNAMON	SMALL BUS ONLY
DAFFY APPLE CORP	SMALL BUS ONLY	SIMPLY THICK	SMALL BUS ONLY
DAGOBA ORGANIC CHOCOLATE	SMALL BUS ONLY	SINGLE SOURCE LTD	SMALL BUS ONLY
DAILYS FOODS	SMALL BUS ONLY	SIOUX HONEY ASSOC.	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

DAILYS PREMIUM MEATS MSLA	SMALL BUS ONLY	SIROB IMPORTS INC	SMALL BUS ONLY
DAIRY FARMERS OF AMERICA	SMALL BUS ONLY	SIROCCO ENTERPRISES	SMALL BUS ONLY
DAIRY MAID RAVIOLI	SMALL BUS ONLY	SKOKIE VALLEY BEVERAGE	SMALL BUS ONLY
DAISY BRAND INC	SMALL BUS ONLY	SKORR PRODUCTS INC	SMALL BUS ONLY
DALES SAUCES INC	SMALL BUS ONLY	SKYLARK MEATS	SMALL BUS ONLY
DALLAS GROUP OF AMERICA	SMALL BUS ONLY	SKYLINE POTATO COMPANY	SMALL BUS ONLY
DAMASCUS BAKERY	SMALL BUS ONLY	SLACK CHEMICAL CO., INC.	SMALL BUS ONLY
DANIELE INTERNATIONAL LTD	SMALL BUS ONLY	SLOVACEK SAUSAGE	SMALL BUS ONLY
DANIELLE PROSCIUTTO IN	SMALL BUS ONLY	SMITH MEAT PACKING INC	SMALL BUS ONLY
DANISH BAKING CO	SMALL BUS ONLY	SMITH PROVISION CO INC	SMALL BUS ONLY
DANKWORTH PACKING CO	SMALL BUS ONLY	SMITH’S FOOD SERVICE	SMALL BUS ONLY
DANS FISH INC	SMALL BUS ONLY	SMOKEWOOD FOODS	SMALL BUS ONLY
DARIFAIR FOODS INC	SMALL BUS ONLY	SMOOT HONEY COMPANY INC	SMALL BUS ONLY
D’ARRIGO BROTHERS (PA)	SMALL BUS ONLY	SMS SERVICES LLC	SMALL BUS ONLY
DAVES BAKING	SMALL BUS ONLY	SNAK TIME FOODS	SMALL BUS ONLY
DAVES ORIGINAL	SMALL BUS ONLY	SNAP DRAPE INC	SMALL BUS ONLY
DAVES SAUSAGE FACTORY	SMALL BUS ONLY	SNAPPY POPCORN	SMALL BUS ONLY
DAVID DOBBS ENTERPRISES INC	SMALL BUS ONLY	SNO WIZARD	SMALL BUS ONLY
DAVIS COOKIE CO	SMALL BUS ONLY	SOAPTRONIC LLC	SMALL BUS ONLY
DAVIS FOODS	SMALL BUS ONLY	SOFIA ITALIAN FOOD	SMALL BUS ONLY
DAWNS FOODS	SMALL BUS ONLY	SOFTEX PAPER INC	SMALL BUS ONLY
DE BRUYN PRODUCE CO	SMALL BUS ONLY	SOKOL & COMPANY	SMALL BUS ONLY
DE MEDICI IMPORTS LTD	SMALL BUS ONLY	SOLAR FARMS INC	SMALL BUS ONLY
DE WAFELBAKERS	SMALL BUS ONLY	SOME DUDES LLC	SMALL BUS ONLY
DEAN DIST	SMALL BUS ONLY	SOMERSET SYRUP & CONCESSION	SMALL BUS ONLY
DEARBORN SAUSAGE	SMALL BUS ONLY	SOMMER MAID CREAMERY	SMALL BUS ONLY
DECOTY COFFEE CO	SMALL BUS ONLY	SONO ITALIANO CORP	SMALL BUS ONLY
DEEP RIVER SNACKS	SMALL BUS ONLY	SONOMA FOODS	SMALL BUS ONLY
DEEP SOUTH BLENDERS	SMALL BUS ONLY	SORANCO BEAN PRODUCTS INC	SMALL BUS ONLY
DEIBERT & ASSOC	SMALL BUS ONLY	SOUP KITCHEN INTL INC	SMALL BUS ONLY
DEIORIOS FROZEN DOUGH	SMALL BUS ONLY	SOURCE ATLANTIQUE INC	SMALL BUS ONLY
DEL MONACO SPECIALTY FOODS	SMALL BUS ONLY	SOUSA SEAFOOD	SMALL BUS ONLY
DEL MONTE	SMALL BUS ONLY	SOUTH MILL MUSHROOM	SMALL BUS ONLY
DEL MONTE FRESH(PA)	SMALL BUS ONLY	SOUTH MILL MUSHROOM INC	SMALL BUS ONLY
DEL SOL FOOD COMPANY	SMALL BUS ONLY	SOUTH SHORE MEAT CROCETTI	SMALL BUS ONLY
DEL VECCHIO FOODS	SMALL BUS ONLY	SOUTHEASTERN FOOD SUPPLIES	SMALL BUS ONLY
DELFIN DESIGN MFG	SMALL BUS ONLY	SOUTHEASTERN SEA PRODUCTS INC	SMALL BUS ONLY
DELICIAS ESPANOLA CORPORATION	SMALL BUS ONLY	SOUTHERN FRUIT & VEG	SMALL BUS ONLY
DELMONTE FRESH	SMALL BUS ONLY	SOUTHERN GOURMET FOODS	SMALL BUS ONLY
DELMONTE FRESH (PA)	SMALL BUS ONLY	SOUTHERN GROCERY	SMALL BUS ONLY
DELTA PACKAGING INC	SMALL BUS ONLY	SOUTHERN ICE EQT	SMALL BUS ONLY
DELTA SEA INC	SMALL BUS ONLY	SOUTHERN SMOKEHOUSE LLC	SMALL BUS ONLY
DELTA SUPREME FISH PROCESSORS	SMALL BUS ONLY	SOUTHLAND BAKING CO INC	SMALL BUS ONLY
DEMAKE ENTERPRISES	SMALL BUS ONLY	SOUTHMILL MUSHROOMS	SMALL BUS ONLY
DENNISON’S SEAFOOD INC.	SMALL BUS ONLY	SOUTHSIDE SEAFOOD	SMALL BUS ONLY
DESERT RIDGE	SMALL BUS ONLY	SOUTHSTREAM SEAFOODS	SMALL BUS ONLY
DESERT VALLEY DATE (SW)	SMALL BUS ONLY	SOUTHWEST GLASSWARE	SMALL BUS ONLY
DESSERT INNOVATIONS	SMALL BUS ONLY	SOUZA FARMS	SMALL BUS ONLY
DESTINY PRODUCE LLC	SMALL BUS ONLY	SOYNUT BUTTER CO	SMALL BUS ONLY
DETEX CO	SMALL BUS ONLY	SPANGLER CANDY CO	SMALL BUS ONLY
DETROIT CHILI CO	SMALL BUS ONLY	SPARKS DISTR CO	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

DEVANCO FOODS INC	SMALL BUS ONLY	SPARTAN CHEMICAL	SMALL BUS ONLY
DEWAFELBAKERS INC	SMALL BUS ONLY	SPARTAN FOODS OF AMERICA	SMALL BUS ONLY
DIAMOND PAPER COMPANY	SMALL BUS ONLY	SPECIALMADE GOODS & SERVICES	SMALL BUS ONLY
DIANA FRUIT	SMALL BUS ONLY	SPECIALTY BAKERS	SMALL BUS ONLY
DIAZ FOODS	SMALL BUS ONLY	SPECIALTY FOOD EQUIPMENT	SMALL BUS ONLY
DICHOS LLC	SMALL BUS ONLY	SPECIALTY GRATING CHEESE INC	SMALL BUS ONLY
DICKINSON FROZEN FOODS	SMALL BUS ONLY	SPECTRUM ORGANIC PRODUCTS	SMALL BUS ONLY
DIESTEL TURKEY RANCH	SMALL BUS ONLY	SPICE WORLD INC	SMALL BUS ONLY
DIK JAXON PRODUCTS	SMALL BUS ONLY	SPICECO INC	SMALL BUS ONLY
DILUIGI SAUSAGE	SMALL BUS ONLY	SPICELAND INC	SMALL BUS ONLY
DILULLO & SON	SMALL BUS ONLY	SPINNEY CREEK SHELLFISH INC	SMALL BUS ONLY
DIMETRI GARDIKAS PRODUCE	SMALL BUS ONLY	SPLASH TROPICAL DRINK	SMALL BUS ONLY
DINE EQUIPMENT INC	SMALL BUS ONLY	SPORTSMANS RECIPES INC	SMALL BUS ONLY
DINOS ITALIAN SAUSAGE	SMALL BUS ONLY	SPRING USA CORP	SMALL BUS ONLY
DIRECT PRODUCE CO	SMALL BUS ONLY	SPRING WATER SPROUTS	SMALL BUS ONLY
DIRECT SOURCE	SMALL BUS ONLY	SPRINGFIELD SMKD FISH	SMALL BUS ONLY
DISPENSING SYSTEMS	SMALL BUS ONLY	SPURRIER CHEMICAL CO	SMALL BUS ONLY
DISPOZ O WEST INC	SMALL BUS ONLY	ST CLAIR FOODS	SMALL BUS ONLY
DISTANT LANDS	SMALL BUS ONLY	STAFFORD COUNTY FLOUR MILLS CO	SMALL BUS ONLY
DISTILLATA CO	SMALL BUS ONLY	STAFFORD MILLS	SMALL BUS ONLY
DISTRIBUTION & SERVICE INC	SMALL BUS ONLY	STAINLESS INTERNATIONAL	SMALL BUS ONLY
DITOMASO INC	SMALL BUS ONLY	STAMPEDE MEAT CO	SMALL BUS ONLY
DIVERSIFIED CERAMICS CORP	SMALL BUS ONLY	STANS FROZEN FOODS	SMALL BUS ONLY
DIVERSIFIED FOODS INC	SMALL BUS ONLY	STAPLETON SPENCE PACKING CO	SMALL BUS ONLY
DIVERSIFIED METAL PRODUCTS	SMALL BUS ONLY	STAR DISTRIBUTING	SMALL BUS ONLY
DIVINE PASTA CO	SMALL BUS ONLY	STAR PACKAGING	SMALL BUS ONLY
DIXON RIDGE FARMS	SMALL BUS ONLY	STAR PIZZA BOX INC	SMALL BUS ONLY
DJS BOUDAIN	SMALL BUS ONLY	STAR PRODUCE	SMALL BUS ONLY
DNI GROUP LLC	SMALL BUS ONLY	STARK PACKING	SMALL BUS ONLY
DOLE FRESH FRUIT CO	SMALL BUS ONLY	STARPORT FOODS	SMALL BUS ONLY
DOLE VEGETABLE	SMALL BUS ONLY	STATEWIDE COOLER	SMALL BUS ONLY
DOLE VEGETABLE (PA)	SMALL BUS ONLY	STATEWIDE MEATS & POULTRY INC	SMALL BUS ONLY
DOLE VEGETABLE(PA)	SMALL BUS ONLY	STAVIS SEAFOOD	SMALL BUS ONLY
DOMEX SUPERFRESH GROWERS INC	SMALL BUS ONLY	STEHOUWER FROZEN FOOD	SMALL BUS ONLY
DON JULIO FOODS	SMALL BUS ONLY	STEINBECK COUNTRY MKTG	SMALL BUS ONLY
DON LEE FARMS	SMALL BUS ONLY	STELLO FOODS	SMALL BUS ONLY
DON MIGUEL	SMALL BUS ONLY	STERLING FOODS INC	SMALL BUS ONLY
DONNELLY ENTERPRISE	SMALL BUS ONLY	STERLING PACIFIC MEAT CO	SMALL BUS ONLY
DONS FOOD PRODUCTS	SMALL BUS ONLY	STERLING PAPER SALES	SMALL BUS ONLY
DORINA/SO-GOOD, INC.	SMALL BUS ONLY	STEVEN ROBBERT DESSERTS	SMALL BUS ONLY
DORMONT MFG CO	SMALL BUS ONLY	STEVENS & ASSOCIATES	SMALL BUS ONLY
DOROTHY DAWSON’S FOODS INC	SMALL BUS ONLY	STEVIES ITALIAN FOODS	SMALL BUS ONLY
DOTTLEY SPICE MART	SMALL BUS ONLY	STEWART SUTHERLAND INC	SMALL BUS ONLY
DOUBLE 7 PROD DBA CAL RIC OIL	SMALL BUS ONLY	STONE GROUND BAKERY	SMALL BUS ONLY
DOUBLE D MEATS	SMALL BUS ONLY	STONE MEATS	SMALL BUS ONLY
DOUBLE E SALES	SMALL BUS ONLY	STONE SILO FOOD INC	SMALL BUS ONLY
DOUGLAS STEPHENS PLSTC	SMALL BUS ONLY	STORE SUPPLY SPECIALIST	SMALL BUS ONLY
DRAKES BATTER	SMALL BUS ONLY	STRAUSS VEAL & LAMB INT’L INC.	SMALL BUS ONLY
DRAKES FRESH PASTA CO	SMALL BUS ONLY	STROHMEYER & ARPE CO	SMALL BUS ONLY
DREXEL FOODS	SMALL BUS ONLY	SUGARDALE FOOD SERVICE	SMALL BUS ONLY
DRISCOLL STRAWBERRY	SMALL BUS ONLY	SUMMERFIELD PACKAGING	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

DRUM ROCK SPECIALTY	SMALL BUS ONLY	SUMNER PRINTING INC	SMALL BUS ONLY
DRYDEN & PALMER	SMALL BUS ONLY	SUMPTER SALES	SMALL BUS ONLY
DUDSON USA INC	SMALL BUS ONLY	SUN CITY PRODUCE CO	SMALL BUS ONLY
DUFFEY FOODS INC	SMALL BUS ONLY	SUN GROWERS ORGANIC DIST.	SMALL BUS ONLY
DUKE CITY PRODUCE INC	SMALL BUS ONLY	SUN ORCHARD	SMALL BUS ONLY
DUMAS CANDY CO	SMALL BUS ONLY	SUN PACIFIC	SMALL BUS ONLY
DUMPLIN SHOPPE INC	SMALL BUS ONLY	SUN PINE CORP	SMALL BUS ONLY
DUNI GMBH & CO	SMALL BUS ONLY	SUNBELT PRODUCE	SMALL BUS ONLY
DUNN’S FARM	SMALL BUS ONLY	SUNBURST CHEMICALS	SMALL BUS ONLY
DUPONT CHEESE INC	SMALL BUS ONLY	SUNDALE SALES	SMALL BUS ONLY
DURKEE MOWER INC	SMALL BUS ONLY	SUNFRESH FOODS INC	SMALL BUS ONLY
DUTCH AMERICAN FOODS	SMALL BUS ONLY	SUNKIST GROWERS INC	SMALL BUS ONLY
DUTCH ANN FOODS INC	SMALL BUS ONLY	SUNLOW INC	SMALL BUS ONLY
DUTCH MAID BAKERY INC	SMALL BUS ONLY	SUNNY CREEK FARM	SMALL BUS ONLY
DYNACO INC	SMALL BUS ONLY	SUNNY MORNING FOODS	SMALL BUS ONLY
DYNAREX CORPORATION	SMALL BUS ONLY	SUNNY STATE SEAFOOD INC	SMALL BUS ONLY
E MIEDEMA & SONS INC	SMALL BUS ONLY	SUNNYSIDE PACKING	SMALL BUS ONLY
E&W FOODS	SMALL BUS ONLY	SUNNYVALLEY SMOKED MEATS	SMALL BUS ONLY
EAGLE EYE DISTRIBUTING	SMALL BUS ONLY	SUNRISE ACRES INC	SMALL BUS ONLY
EAGLE EYE PRODUCE	SMALL BUS ONLY	SUNRISE TOMATO CO INC	SMALL BUS ONLY
EAST BALT	SMALL BUS ONLY	SUNSET FARM FOODS INC	SMALL BUS ONLY
EASTERN TEA CORP	SMALL BUS ONLY	SUNSET FOODS	SMALL BUS ONLY
EASTIMPEX	SMALL BUS ONLY	SUNSHINE BOTTLING CO	SMALL BUS ONLY
EASY FOODS INC	SMALL BUS ONLY	SUNSPROUT FARMS	SMALL BUS ONLY
EATON & EUSTIS	SMALL BUS ONLY	SUPERIOR FOODS	SMALL BUS ONLY
ECHO LAKE FARMS INC	SMALL BUS ONLY	SUPERIOR FOODS LLC	SMALL BUS ONLY
ECO FARMS	SMALL BUS ONLY	SUPERIOR NUT CO	SMALL BUS ONLY
ECO-CUISINE INC	SMALL BUS ONLY	SUPERIOR SALES	SMALL BUS ONLY
ED MCKIM FARMS	SMALL BUS ONLY	SUPERIOR TRADING COMPANY	SMALL BUS ONLY
EDINALDO CASTELLANOS	SMALL BUS ONLY	SUPREME DAIRY FARMS	SMALL BUS ONLY
EDLUND COMPANY LLC	SMALL BUS ONLY	SUPREME MEATS	SMALL BUS ONLY
EDMONDS CHILI CO	SMALL BUS ONLY	SURLEAN FOODS	SMALL BUS ONLY
EDMORE INTERNATIONAL INC	SMALL BUS ONLY	SUTER CO	SMALL BUS ONLY
EDNER CORP	SMALL BUS ONLY	SUTTON FRUIT & VEGETABEL CO	SMALL BUS ONLY
EDWARDS COUNCILOR CO I	SMALL BUS ONLY	SVIHEL FARMS	SMALL BUS ONLY
EG EMIL & SON	SMALL BUS ONLY	SWANSON MEATS INC	SMALL BUS ONLY
EGGS AMERICA INC	SMALL BUS ONLY	SWATT BAKING CO	SMALL BUS ONLY
EICHTENS HIDDEN ACRES	SMALL BUS ONLY	SWEET LIFE ENTERPRISES INC	SMALL BUS ONLY
EISERLOH COMPANY	SMALL BUS ONLY	SWEET MESQUITE BAKERY INC	SMALL BUS ONLY
EL BURRITO MEXICAN FOOD	SMALL BUS ONLY	SWEETLAND FOODS INC	SMALL BUS ONLY
ELAM BROOM & MOP	SMALL BUS ONLY	SWISS AMERICAN IMPORT	SMALL BUS ONLY
ELEGANCE DISTRIBUTORS	SMALL BUS ONLY	SWISS AMERICAN SAUSAGE	SMALL BUS ONLY
ELEVATION COFFEE TRADERS	SMALL BUS ONLY	SWISS CHALET	SMALL BUS ONLY
ELIS CHEESECAKE COMPANY	SMALL BUS ONLY	SWISSMAR IMPORTS	SMALL BUS ONLY
ELITE SPICE INC	SMALL BUS ONLY	SWITCH BEVERAGE CO	SMALL BUS ONLY
ELKAY PLASTICS	SMALL BUS ONLY	SYGMA ILLINOIS	SMALL BUS ONLY
ELLICOTTVILLE KITCHEN EQUIP	SMALL BUS ONLY	SYGMA NETWORK INC	SMALL BUS ONLY
ELLIS COFFEE CO	SMALL BUS ONLY	SYRACUSE BANANA	SMALL BUS ONLY
ELLISON MEAT COMPANY	SMALL BUS ONLY	SYRACUSE ITALIAN SAUSAGE	SMALL BUS ONLY
ELLSWORTH COOPERATIVE CREAMERY	SMALL BUS ONLY	SYRACUSES	SMALL BUS ONLY
ELMER HANSEN PRODUCE	SMALL BUS ONLY	T HO FOODS	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

ELWOOD INTERNATIONAL INC	SMALL BUS ONLY	T&J SAUSAGE KITCHEN	SMALL BUS ONLY
EMGE FOODS LLC	SMALL BUS ONLY	T&S BRASS & BRONZE	SMALL BUS ONLY
EMMA KRUMBEE’S PIE & BREAD CO	SMALL BUS ONLY	T&W MELON SALES	SMALL BUS ONLY
EMPRESS INTERNATIONAL	SMALL BUS ONLY	TA LIN INC	SMALL BUS ONLY
ENCORE PLASTICS	SMALL BUS ONLY	TABATCHNICK FINE FOODS	SMALL BUS ONLY
ENDEAVOR SEAFOOD	SMALL BUS ONLY	TABLE DE FRANCE	SMALL BUS ONLY
ENDICO POTATOES INC	SMALL BUS ONLY	TABLECRAFT PRODUCTS	SMALL BUS ONLY
ENGELMANS BAKERY	SMALL BUS ONLY	TACO TREAT INC	SMALL BUS ONLY
ENGLANDER CONTAINER & DISPLAY	SMALL BUS ONLY	TACONIC	SMALL BUS ONLY
ENTERPRISE FOLDING	SMALL BUS ONLY	TAI KEE FARM	SMALL BUS ONLY
ERROL’S CAJUN FOODS	SMALL BUS ONLY	TAIF INC	SMALL BUS ONLY
ETTINGER ROSINI & ASSOCIATES	SMALL BUS ONLY	TAIKO ENTERPRISES CORP	SMALL BUS ONLY
EUPHRATES INC	SMALL BUS ONLY	TAILSMAN FOODS	SMALL BUS ONLY
EURO MID INC	SMALL BUS ONLY	TAMPICO SPICE CO INC	SMALL BUS ONLY
EURO USA	SMALL BUS ONLY	TANMURA & ANTLE (PA)	SMALL BUS ONLY
EUROAMERICANA	SMALL BUS ONLY	TAORMINA CANNING	SMALL BUS ONLY
EUROPAEUS USA INC	SMALL BUS ONLY	TARANTINO WHOLESALE FOOD DIST	SMALL BUS ONLY
EUROTRADE FOODS USA LTD	SMALL BUS ONLY	TARRIER FOODS	SMALL BUS ONLY
EVE SALES CORP	SMALL BUS ONLY	TASTE IT PRESENTS	SMALL BUS ONLY
EVERGOOD FINE FOODS	SMALL BUS ONLY	TASTEMAKER FOODS	SMALL BUS ONLY
EVERGREEN MFG	SMALL BUS ONLY	TASTY BLEND FOODS INC	SMALL BUS ONLY
EVERLASTING DISTRIBUTORS INC	SMALL BUS ONLY	TASTY BREADS INTERNATIONAL	SMALL BUS ONLY
EVERSON SPICE	SMALL BUS ONLY	TASTY TOPPINGS INC	SMALL BUS ONLY
EX CELL KAISER LLC	SMALL BUS ONLY	TAVERN PRODUCTS INC	SMALL BUS ONLY
EXCEL DRYER CORP	SMALL BUS ONLY	TAYLOR ENTERPRISES OF WISC	SMALL BUS ONLY
EXCEL NM FOODS	SMALL BUS ONLY	TAYLOR FREEZER CO	SMALL BUS ONLY
EXCELLENT COFFEE CO	SMALL BUS ONLY	TAYLOR FREEZER SALES	SMALL BUS ONLY
EXETER CITRUS (SK)	SMALL BUS ONLY	TAYLOR PROVISIONS CO	SMALL BUS ONLY
EXETER/IVANHOE CITRUS (SK)	SMALL BUS ONLY	TAYLOR SALES & SERVICE INC.	SMALL BUS ONLY
EXPO FRESH	SMALL BUS ONLY	TAYLOR SALES INC	SMALL BUS ONLY
EXPOR SAN ANTONIO	SMALL BUS ONLY	TEENY FOODS	SMALL BUS ONLY
F WARDYNSKI & SONS	SMALL BUS ONLY	TEJAS QUALITY FOODS	SMALL BUS ONLY
F&A DAIRY PRODUCTS	SMALL BUS ONLY	TEMKIN INTERNATIONAL	SMALL BUS ONLY
F&A DAIRY PRODUCTS INC	SMALL BUS ONLY	TEMPTEE	SMALL BUS ONLY
FABRIQUE DELICES	SMALL BUS ONLY	TENNESSEE CHEESECAKE CO	SMALL BUS ONLY
FAMOUS PRODUCTS	SMALL BUS ONLY	TERELL POTATO CHIP CO	SMALL BUS ONLY
FANNY MASON CHEESE	SMALL BUS ONLY	TERMINE RAVIOLI	SMALL BUS ONLY
FANTIS FOOD INC	SMALL BUS ONLY	TEWKSBURY FOOD	SMALL BUS ONLY
FARIBAULT DAIRY	SMALL BUS ONLY	TEXAFRANCE GOURMET & SPECIALTY	SMALL BUS ONLY
FARM FRESH CO	SMALL BUS ONLY	TEXAS BEST PROTEINS LP	SMALL BUS ONLY
FARM FRESH PICKLES	SMALL BUS ONLY	TEXAS COFFEE CO	SMALL BUS ONLY
FARMERS BEST	SMALL BUS ONLY	TEXAS CRUMB & FOOD PRODUCTS	SMALL BUS ONLY
FARMERS FRUIT AND VEGETABLE	SMALL BUS ONLY	TEXAS PECAN CO INC	SMALL BUS ONLY
FARMERS ORGANIC FOODS INTL LLC	SMALL BUS ONLY	THAI ORIENTAL	SMALL BUS ONLY
FARR RUSSELL GROUP	SMALL BUS ONLY	THEOS FOOD	SMALL BUS ONLY
FAST PAK SUPPLY	SMALL BUS ONLY	THOMAS LARGE & SINGER	SMALL BUS ONLY
FATHER SAMS	SMALL BUS ONLY	THOMAS PACKING CO	SMALL BUS ONLY
FATHER SAMS BAKERY	SMALL BUS ONLY	THOMAS PRODUCE SALES	SMALL BUS ONLY
FATHER TABLE THE	SMALL BUS ONLY	THOMAS PRODUCE SALES, INC.	SMALL BUS ONLY
FAVCO INC	SMALL BUS ONLY	THREE VEE FOOD & SYRUP	SMALL BUS ONLY
FB PACKING CO INC	SMALL BUS ONLY	THUNDER BAY SEAFOOD COMPANY	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

FC BLOXOM CO	SMALL BUS ONLY	TIMBERLAKE FOODS	SMALL BUS ONLY
FEDERAL FISHERIES INC	SMALL BUS ONLY	TIP TOP CANNING	SMALL BUS ONLY
FERRARINI USA	SMALL BUS ONLY	TIPICO PRODUCTS	SMALL BUS ONLY
FERRIS COFFEE&NUT	SMALL BUS ONLY	TITCOMB BROKERAGE CO LTD.	SMALL BUS ONLY
FIELD INC	SMALL BUS ONLY	TLD ACQUISITION CO LLC	SMALL BUS ONLY
FIELD ROAST GRAIN MEAT CO	SMALL BUS ONLY	TO JO MUSHROOMS INC	SMALL BUS ONLY
FIESTA CANNING CO	SMALL BUS ONLY	TOLCO CORP	SMALL BUS ONLY
FILTER PURE SYSTEMS	SMALL BUS ONLY	TOMANETTI	SMALL BUS ONLY
FINAL CUT	SMALL BUS ONLY	TOMICH BROTHERS FISH CO INC	SMALL BUS ONLY
FINEBERG PACKING CO	SMALL BUS ONLY	TOMLINSON INDUSTRIES	SMALL BUS ONLY
FINGER FOODS	SMALL BUS ONLY	TONE PRODUCTS	SMALL BUS ONLY
FIORI BRUNAPASTA PROD INC	SMALL BUS ONLY	TOP DISTRIBUTING CO	SMALL BUS ONLY
FIRE RIDGE RANCH LLC	SMALL BUS ONLY	TOP TOMATO COMPANY	SMALL BUS ONLY
FIREKING BAKING	SMALL BUS ONLY	TOPLINE MEATS INC	SMALL BUS ONLY
FISCHER PAPER PRODUCTS INC	SMALL BUS ONLY	TORKE COFFEE ROASTING CO	SMALL BUS ONLY
FISHMARKET SEAFOOD	SMALL BUS ONLY	TORN & GLASSER	SMALL BUS ONLY
FIVE STAR FOOD BASES	SMALL BUS ONLY	TORTILLA KING INC	SMALL BUS ONLY
FL NEW ZEALAND LAMB & MEAT CO	SMALL BUS ONLY	TOTAL PACKAGING INC	SMALL BUS ONLY
FLAVOR 1ST GROWERS & PACKER	SMALL BUS ONLY	TOUFAYAN BAKERIES, INC	SMALL BUS ONLY
FLAVOR PIC TOMATO COMPANY INC	SMALL BUS ONLY	TOUFAYAN BAKERY	SMALL BUS ONLY
FLAVORS INC	SMALL BUS ONLY	TOURTELLOT & CO INC	SMALL BUS ONLY
FLIPPEN FRUIT FARM INC	SMALL BUS ONLY	TOWN DOCK & SEACOAST	SMALL BUS ONLY
FLORAL CONNECTION	SMALL BUS ONLY	TOWNSEND FOODS	SMALL BUS ONLY
FLORAL CONNECTION LLC	SMALL BUS ONLY	TR RIZZUTO PIZZA CRUST INC	SMALL BUS ONLY
FLORIDA BAKERY MARKETING GRP	SMALL BUS ONLY	TRAINA DRIED FRUIT	SMALL BUS ONLY
FLORIDA KEY WEST INC	SMALL BUS ONLY	TRANS AMERICAN IMPORT INC	SMALL BUS ONLY
FLORIDA SEATING INC	SMALL BUS ONLY	TRANS GLOBAL PRODUCTS	SMALL BUS ONLY
FLOYD WILCOX & SONS	SMALL BUS ONLY	TRANS PECOS FOODS LP	SMALL BUS ONLY
FOCUS PRODUCTS GROUP LLC	SMALL BUS ONLY	TRANSMED FOODS INC	SMALL BUS ONLY
FOOD DISTRIBUTORS WHSE	SMALL BUS ONLY	TREE TOP	SMALL BUS ONLY
FOOD FOR LIFE BAKING CO INC	SMALL BUS ONLY	TRI CITY EQUIPMENT CO	SMALL BUS ONLY
FOOD INGREDIENTS INC	SMALL BUS ONLY	TRI STATE RESTAURANT SUPPLY	SMALL BUS ONLY
FOOD MATCH INC	SMALL BUS ONLY	TRI STATE THEATRE SUPPLY	SMALL BUS ONLY
FOOD SERVICE SPECIAL	SMALL BUS ONLY	TRIMARK MARLINN INC	SMALL BUS ONLY
FOOD SOURCE LP	SMALL BUS ONLY	TRIPLE E MARKETING INC	SMALL BUS ONLY
FOODFORCE ENTERPRISES	SMALL BUS ONLY	TRIPLE H	SMALL BUS ONLY
FOODHANDLER INC	SMALL BUS ONLY	TRIPLE T SPECIALITY MEATS	SMALL BUS ONLY
FOODLINKS INC	SMALL BUS ONLY	TRIPP COUNTRY HAM	SMALL BUS ONLY
FOODSERVICE CENTER INC	SMALL BUS ONLY	TRITON INTL	SMALL BUS ONLY
FOODSERVICE MARKETING	SMALL BUS ONLY	TROPIC STAR SEAFOOD	SMALL BUS ONLY
FOREST FLOOR FOODS	SMALL BUS ONLY	TROPICAL FLAVORS	SMALL BUS ONLY
FORGET-ME-NOT FLORAL	SMALL BUS ONLY	TROPICANA	SMALL BUS ONLY
FORM PLASTICS CO	SMALL BUS ONLY	TRUDEAU DISTRIBUTING	SMALL BUS ONLY
FORMAN	SMALL BUS ONLY	TRUITT BROS	SMALL BUS ONLY
FORMAN GROUP	SMALL BUS ONLY	TRUJILLO & SONS	SMALL BUS ONLY
FORTUNE COOKIE	SMALL BUS ONLY	TSUE CHONG	SMALL BUS ONLY
FOSSIL FARMS OSTRICH	SMALL BUS ONLY	TUALATIN VALLEY POTATO	SMALL BUS ONLY
FOUR STAR MEAT PRODUCTS INC	SMALL BUS ONLY	TUCKER INDUSTRIES	SMALL BUS ONLY
FOURSTATES WHOLESALE DIST	SMALL BUS ONLY	TUCUMCARI MOUNTAIN CHEESE	SMALL BUS ONLY
FOX’S MARKET	SMALL BUS ONLY	TUMAROS GOURMET TORTILLAS	SMALL BUS ONLY
FRANCOS COCKTAIL MIXES	SMALL BUS ONLY	TURNER & PEASE CO	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

FRANGELLA ASSOC INC	SMALL BUS ONLY	TURNER NEW ZEALAND INC	SMALL BUS ONLY
FRANK STUBBS	SMALL BUS ONLY	TURRI’S ITALIAN FOODS	SMALL BUS ONLY
FRANKLIN FOODS INC	SMALL BUS ONLY	TURTLE ISLAND FOODS	SMALL BUS ONLY
FRANKLIN STREET BAKERY	SMALL BUS ONLY	TUT’S INT’L	SMALL BUS ONLY
FRANMARA INC	SMALL BUS ONLY	TUXTON CHINA INC	SMALL BUS ONLY
FRATELLI FARMS OF FLORIDA	SMALL BUS ONLY	TW EVANS CORDAGE	SMALL BUS ONLY
FRED BUSH AND ASSOCIATES	SMALL BUS ONLY	TWIN PEAKS DISTRIBUTORS	SMALL BUS ONLY
FRED CHESSER & CO	SMALL BUS ONLY	ULTIMATE FOODS INC	SMALL BUS ONLY
FREEPORT PAPER INDUSTRIES	SMALL BUS ONLY	ULTIMATE GOURMET	SMALL BUS ONLY
FREESTONE PICKLE CO	SMALL BUS ONLY	ULTIMATE PERFORMANCE	SMALL BUS ONLY
FRENCH GOURMET INC	SMALL BUS ONLY	ULTRA PURE BOTTLED WATER INC	SMALL BUS ONLY
FRESCA FOODS	SMALL BUS ONLY	ULTRA THIN READY TO BAKE PIZZA	SMALL BUS ONLY
FRESCA MEXICAN FD IN	SMALL BUS ONLY	UMPQUA DAIRY PRODUCTS DO	SMALL BUS ONLY
FRESH SOURCE INC	SMALL BUS ONLY	UNCLE RALPH’S COOKIE CO	SMALL BUS ONLY
FRESH START PRODUCE SALES INC	SMALL BUS ONLY	UNGARS FOOD PRODUCTS INC	SMALL BUS ONLY
FRESH WATER FARMS PRODUCTS	SMALL BUS ONLY	UNI POLY INC	SMALL BUS ONLY
FRESHCO LTD	SMALL BUS ONLY	UNION INTL FOOD CO	SMALL BUS ONLY
FRESHERIZED FOODS	SMALL BUS ONLY	UNIPAC PACKAGING PRODUCTS	SMALL BUS ONLY
FRICK’S MEAT PRODUCTS	SMALL BUS ONLY	UNIQUE FOODS	SMALL BUS ONLY
FRIENDSHIP DAIRIES INC	SMALL BUS ONLY	UNITED BRANDS	SMALL BUS ONLY
FRITZ SMOKED MEAT	SMALL BUS ONLY	UNITED CITRUS PRODUCTS	SMALL BUS ONLY
FRONTIER NATURAL PRODUCTS	SMALL BUS ONLY	UNITED COMMODITY GROUP INC	SMALL BUS ONLY
FROSTY PRODUCTS INC	SMALL BUS ONLY	UNIVERSAL SOLUTIONS AMERICA	SMALL BUS ONLY
FROZFRUIT CO	SMALL BUS ONLY	URBANI TRUFFLES USA	SMALL BUS ONLY
FRY FOODS INC	SMALL BUS ONLY	USINGERS	SMALL BUS ONLY
FRY KRISP	SMALL BUS ONLY	UTICA CUTLERY CO	SMALL BUS ONLY
FUJI MELONS INC	SMALL BUS ONLY	UW PROVISIONS	SMALL BUS ONLY
FULL SERVICE FOODS	SMALL BUS ONLY	V FORMUSA CO INC	SMALL BUS ONLY
FULLER & SONS HARDWARE	SMALL BUS ONLY	V&V SUPREMO FOODS INC	SMALL BUS ONLY
FUNACHO INCS	SMALL BUS ONLY	VACCARO’S	SMALL BUS ONLY
FURNITURE IMPORTS INC	SMALL BUS ONLY	VALLEY FOODS INC	SMALL BUS ONLY
G&A COMM SEATING PRODUCTS	SMALL BUS ONLY	VALLEY PRIDE SALES	SMALL BUS ONLY
G&K DISTRIBUTING INC	SMALL BUS ONLY	VALLEY SPUDS OF OXNARD	SMALL BUS ONLY
G&R FOODS INC	SMALL BUS ONLY	VALLEY SUN PRODUCTS INC	SMALL BUS ONLY
G. W. PALMER & CO. INC.	SMALL BUS ONLY	VALUE PRODUCE INC	SMALL BUS ONLY
GA FOOD SERVICE INC	SMALL BUS ONLY	VALUE PRODUCTS	SMALL BUS ONLY
GAHN MEAT COMPANY INC	SMALL BUS ONLY	VAN DRUNEN FARMS	SMALL BUS ONLY
GALAXY DESSERTS	SMALL BUS ONLY	VAN HOLTENS	SMALL BUS ONLY
GALAXY FOODS	SMALL BUS ONLY	VAN LAW FOOD PRODUCTS INC	SMALL BUS ONLY
GALLIKER DAIRY COMPANY	SMALL BUS ONLY	VAN TONE	SMALL BUS ONLY
GALLOWAY COMPANY	SMALL BUS ONLY	VANDERVOET & ASSOCIATES INC	SMALL BUS ONLY
GAMBINOS BAKERIES & FOOD	SMALL BUS ONLY	VANEE FOODS	SMALL BUS ONLY
GAR PRODUCTS	SMALL BUS ONLY	VANNS SPICES	SMALL BUS ONLY
GARDEN & VALLEY ISLE SEAFOOD	SMALL BUS ONLY	VARIETY FOODS	SMALL BUS ONLY
GARDEN COMPLEMENTS	SMALL BUS ONLY	VASQUEZ-QUIRK & ASSOC	SMALL BUS ONLY
GARLAND C NORRIS	SMALL BUS ONLY	VEGEKING	SMALL BUS ONLY
GARLIC COMPANY	SMALL BUS ONLY	VEGETABLE EXPRESS	SMALL BUS ONLY
GEL SPICE INC	SMALL BUS ONLY	VEGGIELAND	SMALL BUS ONLY
GELSINGER FOOD PRODUCTS	SMALL BUS ONLY	VEGLAND COOLER(DOLE)	SMALL BUS ONLY
GEMS OF THE SEA	SMALL BUS ONLY	VELMAR FOODS	SMALL BUS ONLY
GENTILE BROTHERS COMPANY	SMALL BUS ONLY	VELVET	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

GEORGE GLOVE CO INC	SMALL BUS ONLY	VENICE BAKING CO INC	SMALL BUS ONLY
GEORGIA TOMATO CO	SMALL BUS ONLY	VENNITTIS STUFFED SANDWICHES	SMALL BUS ONLY
GESSNER PRODUCTS CO INC	SMALL BUS ONLY	VENTURA PACIFIC	SMALL BUS ONLY
GFF INC	SMALL BUS ONLY	VENTURA PACIFIC (SK)	SMALL BUS ONLY
GHOSSAINS MID EAST BAKERY	SMALL BUS ONLY	VENUS WAFERS	SMALL BUS ONLY
GIACONA CONTAINER CO	SMALL BUS ONLY	VERMONT ARTISAN COFF & TEA CO	SMALL BUS ONLY
GIANT UNION CO INC	SMALL BUS ONLY	VERMONT HERB & SALAD CO	SMALL BUS ONLY
GIFFORDS ICE CREAM	SMALL BUS ONLY	VIA VENETO ITALIAN ICE INC	SMALL BUS ONLY
GILDA IND INC	SMALL BUS ONLY	VIDA FRESH	SMALL BUS ONLY
GILES ENTERPRISES INC	SMALL BUS ONLY	VIGO IMPORTING CO INC	SMALL BUS ONLY
GILMORE PRODUCE	SMALL BUS ONLY	VIKING SEAFOODS LLC	SMALL BUS ONLY
GILWAY CO LTD	SMALL BUS ONLY	VILLAGE GREEN FOODS	SMALL BUS ONLY
GIORGIO FOODS	SMALL BUS ONLY	VILLAGE SPRINGS CORP	SMALL BUS ONLY
GIORGIO FOODS INC	SMALL BUS ONLY	VINCENT FORMUSA CO.	SMALL BUS ONLY
GIROUX’S POULTRY FARM INC	SMALL BUS ONLY	VINCENT GIORDANO CORP	SMALL BUS ONLY
GIUSTOS SPECIALTY FOODS	SMALL BUS ONLY	VINCENT WANG CUISINE	SMALL BUS ONLY
GLACIER ICE	SMALL BUS ONLY	VINE VALLEY FARMS INC	SMALL BUS ONLY
GLACIER VILLAGE SUPERMARKET	SMALL BUS ONLY	VIOLET PACKING LLC	SMALL BUS ONLY
GLASS ENTERPRISES INC	SMALL BUS ONLY	VISTA FOOD EXCHANGE	SMALL BUS ONLY
GLASS PRO	SMALL BUS ONLY	VISTAPAK INDUSTRIES	SMALL BUS ONLY
GLENN SALES	SMALL BUS ONLY	VITA FOOD PRODUCTS	SMALL BUS ONLY
GLIER’S MEATS	SMALL BUS ONLY	VITA PAK CITRUS	SMALL BUS ONLY
GLOBAL FOOD INDUSTRIES	SMALL BUS ONLY	VITNER CO	SMALL BUS ONLY
GLOBAL FOODS	SMALL BUS ONLY	VOLCANOS INC	SMALL BUS ONLY
GLOBAL MUSHROOMS, INC.	SMALL BUS ONLY	VOLLMERS BAKERY	SMALL BUS ONLY
GLOBAL UNLIMITED	SMALL BUS ONLY	VOLLRATH CO LLC ANVIL	SMALL BUS ONLY
GLOBEX KOSHER FOODS INC	SMALL BUS ONLY	W&A FARM	SMALL BUS ONLY
GLORYBEE HONEY & SUPPLY	SMALL BUS ONLY	W&G MARKETING	SMALL BUS ONLY
GM DISTRIBUTING	SMALL BUS ONLY	WACHUSETT POTATO CHIP CO	SMALL BUS ONLY
GOLD COAST PACKING CO	SMALL BUS ONLY	WAFFLEMAN	SMALL BUS ONLY
GOLD COFFEE CO	SMALL BUS ONLY	WAGNER BROS CONTAINER	SMALL BUS ONLY
GOLD LABEL INC	SMALL BUS ONLY	WAHLUKE PRODUCE	SMALL BUS ONLY
GOLD MEDAL CO	SMALL BUS ONLY	WALKER FOODS	SMALL BUS ONLY
GOLD MEDAL JACKSONVILLE INC	SMALL BUS ONLY	WALLINGFORD COFFEE	SMALL BUS ONLY
GOLD MEDAL PRODUCTS	SMALL BUS ONLY	WALSH & SIMMON SEATING	SMALL BUS ONLY
GOLD PURE FOOD PRODUCTS	SMALL BUS ONLY	WALSMA & LYONS INC	SMALL BUS ONLY
GOLD RIVER ORCHARDS INC	SMALL BUS ONLY	WAMPLER FARM SAUSAGE	SMALL BUS ONLY
GOLD STAR SAUSAGE CO	SMALL BUS ONLY	WANCHESE FISH CO	SMALL BUS ONLY
GOLDEN BRIDGE ENTERPRISE	SMALL BUS ONLY	WARD’S BERRY FARM	SMALL BUS ONLY
GOLDEN CHOICE FOODS	SMALL BUS ONLY	WARDS ICE CREAM	SMALL BUS ONLY
GOLDEN GULF COAST PACKAGING	SMALL BUS ONLY	WARNOCK FOOD PRODUCT	SMALL BUS ONLY
GOLDEN HERITAGE FOODS LLC	SMALL BUS ONLY	WARREN WHEELER INC	SMALL BUS ONLY
GOLDEN PHOENIX	SMALL BUS ONLY	WARRINGTON FARM MEATS	SMALL BUS ONLY
GOLDEN PLAINS FROZEN FOODS	SMALL BUS ONLY	WASHBURN’S DAIRY INC	SMALL BUS ONLY
GOLDEN SPECIALTY FOODS	SMALL BUS ONLY	WASHITA PACKING INC	SMALL BUS ONLY
GOLDEN WEST SALES	SMALL BUS ONLY	WATAVEIW FARMS	SMALL BUS ONLY
GOLDEN WEST SPECIALTY FOODS	SMALL BUS ONLY	WATER TO LIFE	SMALL BUS ONLY
GOLDEN WEST TRADING INC	SMALL BUS ONLY	WATKINS & CO INC	SMALL BUS ONLY
GOLDMAX INDUSTRIES	SMALL BUS ONLY	WATSONVILLE PRODUCE INC	SMALL BUS ONLY
GOOD EARTH TEAS	SMALL BUS ONLY	WATTS BROTHERS FROZEN FOOD	SMALL BUS ONLY
GOOD HARBOR FILLET CO LLC	SMALL BUS ONLY	WEINSTEIN WHOLESALE MEATS INC	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

GOOD OLD DAYS FOODS	SMALL BUS ONLY	WEISENBERGER MILLS	SMALL BUS ONLY
GOODNESS GREENESS	SMALL BUS ONLY	WELL LUCK CO INC	SMALL BUS ONLY
GOODNIGHT BROTHERS	SMALL BUS ONLY	WELLINGTONS BEST FOODS	SMALL BUS ONLY
GOODSON BROS COFFEE	SMALL BUS ONLY	WENDLANDT BROKERAGE	SMALL BUS ONLY
GORDON FOOD PRODUCTS	SMALL BUS ONLY	WENNER BREAD PRODUCTS INC	SMALL BUS ONLY
GOURMET CUP	SMALL BUS ONLY	WES PAK SALES INC	SMALL BUS ONLY
GOURMET MIXES	SMALL BUS ONLY	WESPAK DISTRIBUTORS	SMALL BUS ONLY
GOURMET SPECIALTY IMPORTS	SMALL BUS ONLY	WEST COAST CANNERS	SMALL BUS ONLY
GOURMET TRADING COMPANY	SMALL BUS ONLY	WEST LAKE BROKERS INC	SMALL BUS ONLY
GOURMET WOOD PRODUCTS	SMALL BUS ONLY	WESTBY CO OP CREAMERY	SMALL BUS ONLY
GOURMETS FRESH PASTA	SMALL BUS ONLY	WESTERN BAGEL	SMALL BUS ONLY
GOWER DISTRIBUTORS INC	SMALL BUS ONLY	WESTERN COMMERCE CORP	SMALL BUS ONLY
GR D’AGOSTINO QUALITY PRODUCE	SMALL BUS ONLY	WESTERN MEAT INC	SMALL BUS ONLY
GRACELAND FRUIT COOP INC	SMALL BUS ONLY	WESTERN PACIFIC DIST	SMALL BUS ONLY
GRAF CREAMERY INC	SMALL BUS ONLY	WESTERN PLASTIC	SMALL BUS ONLY
GRAFFITI FOODS	SMALL BUS ONLY	WESTERN SALES LLC	SMALL BUS ONLY
GRAHAM & ROLLINS INC	SMALL BUS ONLY	WESTERN SUGAR COOP	SMALL BUS ONLY
GRAND LABS MFG	SMALL BUS ONLY	WESTERN VEG PRO	SMALL BUS ONLY
GRAND PRAIRIE FOODS LLC	SMALL BUS ONLY	WESTGATE PRODUCTS	SMALL BUS ONLY
GRAND RAPIDS CHAIR CO	SMALL BUS ONLY	WESTLAKE DISTRIBUTION	SMALL BUS ONLY
GRANDMA BROWN’S BEANS	SMALL BUS ONLY	WEYAND FISHERIES	SMALL BUS ONLY
GRANDMA FOSTER BBQ	SMALL BUS ONLY	WHALER	SMALL BUS ONLY
GRANNY B’S COOKIES	SMALL BUS ONLY	WHALEY PECAN CO INC	SMALL BUS ONLY
GRANNYS KITCHEN LTD	SMALL BUS ONLY	WHARF SEAFOODS INC	SMALL BUS ONLY
GRANOLA KITCHENS	SMALL BUS ONLY	WHEAT VALLEY BAKERY	SMALL BUS ONLY
GRANT J HUNT	SMALL BUS ONLY	WHEELERS MEAT MARKET	SMALL BUS ONLY
GRASSLAND DAIRY PROD INC	SMALL BUS ONLY	WHITE COFFEE CORP	SMALL BUS ONLY
GRASSO FOODS	SMALL BUS ONLY	WHOLE HARVEST FOODS	SMALL BUS ONLY
GRD WHOLESALE INC	SMALL BUS ONLY	WHOLESOME HARVEST	SMALL BUS ONLY
GREAT HILL DAIRY INC	SMALL BUS ONLY	WICHITA PACKING CO	SMALL BUS ONLY
GREAT LAKES GELATIN CO	SMALL BUS ONLY	WICKS PIES	SMALL BUS ONLY
GREAT LAKES KRAUT CO	SMALL BUS ONLY	WIDMERS CHEESE CELLARS	SMALL BUS ONLY
GREAT WESTERN MEATS	SMALL BUS ONLY	WILDWOOD AUTO REPAIR&WRECKER	SMALL BUS ONLY
GREATER TATER, LLC	SMALL BUS ONLY	WILKINS ROGERS	SMALL BUS ONLY
GREATER TEXAS ICE INC	SMALL BUS ONLY	WILKINSON COOPER PRODUCE	SMALL BUS ONLY
GRECIAN DELIGHT FOODS INC	SMALL BUS ONLY	WILKINS-ROGERS	SMALL BUS ONLY
GREEN STAR PRODUCE MARKET	SMALL BUS ONLY	WILLAMETTE VALLEY MEAT CO	SMALL BUS ONLY
GREEN THUMB FARMS INC	SMALL BUS ONLY	WILLIAMS SAUSAGE CO	SMALL BUS ONLY
GREEN VALLEY FOOD CORP	SMALL BUS ONLY	WILLIAMSON BROS BAR B Q	SMALL BUS ONLY
GREENBERG FRUIT COMPANY	SMALL BUS ONLY	WILLOW SPECIALTIES	SMALL BUS ONLY
GREENFIELD FRESH	SMALL BUS ONLY	WILMOTH BROKERAGE CO INC	SMALL BUS ONLY
GREENFIELD NOODLE & SP	SMALL BUS ONLY	WILSON BATIZ LLC	SMALL BUS ONLY
GREENLINE BEANS	SMALL BUS ONLY	WIMMERS MEAT PRODUCTS	SMALL BUS ONLY
GREENWOOD ICE CREAM	SMALL BUS ONLY	WINCHESTER CHEESE CO	SMALL BUS ONLY
GREERS INC	SMALL BUS ONLY	WING FAT HONG LLC	SMALL BUS ONLY
GREG PAUL PROD. SALES	SMALL BUS ONLY	WINNEMUCCA FARMS	SMALL BUS ONLY
GREGORY PACKAGING INC	SMALL BUS ONLY	WINONA FOODS INC	SMALL BUS ONLY
GREGORYS FOODS INC	SMALL BUS ONLY	WINSTON	SMALL BUS ONLY
GRIFFEN BROTHERS	SMALL BUS ONLY	WINSTON INDUSTRIES	SMALL BUS ONLY
GRIMAC ROYAL	SMALL BUS ONLY	WISCONSIN CHEESE INC	SMALL BUS ONLY
GRIMMWAY FARMS	SMALL BUS ONLY	WISCONSIN SPICE INC	SMALL BUS ONLY

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

GRINDMASTER	SMALL BUS ONLY	WIXON	SMALL BUS ONLY
GROFF MEATS	SMALL BUS ONLY	WK PRODUCE	SMALL BUS ONLY
GROOMER’S SEAFOOD INC	SMALL BUS ONLY	WM BOLTHOUSE FARMS INC.	SMALL BUS ONLY
GROTE & WEIGEL	SMALL BUS ONLY	WM MEADOR CO INC	SMALL BUS ONLY
GUAN’S MUSHROOM CO	SMALL BUS ONLY	WOEBER MUSTARD CO	SMALL BUS ONLY
GUITTARD CHOCOLATE	SMALL BUS ONLY	WOLFERMANS	SMALL BUS ONLY
GULF ISLAND SHRIMP & SEAFOOD	SMALL BUS ONLY	WOLVERINE PACKING	SMALL BUS ONLY
GULF PACIFIC SEAFOOD INC	SMALL BUS ONLY	WOOD DUCK FARM	SMALL BUS ONLY
GUST JOHN FOOD PRODU	SMALL BUS ONLY	WOODLAND FOODS LTD	SMALL BUS ONLY
GUTTENPLANS	SMALL BUS ONLY	WOODY CANDY COMPANY	SMALL BUS ONLY
GYSIN FOODS INC	SMALL BUS ONLY	WORLD CHEESE CO INC	SMALL BUS ONLY
H FOX	SMALL BUS ONLY	WORLD FOOD BROKERS INC	SMALL BUS ONLY
H&H PRODUCTS	SMALL BUS ONLY	WORTHMORE FOODS	SMALL BUS ONLY
H&J TRADING	SMALL BUS ONLY	WP PRODUCE CORP	SMALL BUS ONLY
H2O TO GO INC	SMALL BUS ONLY	WPP DOUGH CO	SMALL BUS ONLY
HADLEY FARMS	SMALL BUS ONLY	WUDEL INC INTL BUSINESS CENTER	SMALL BUS ONLY
HAFNER USA	SMALL BUS ONLY	WW JOHNSON WHOLESALE	SMALL BUS ONLY
HAIN PURE PROTEIN CORP	SMALL BUS ONLY	XO PRODUCE	SMALL BUS ONLY
HALIBURTON INTERNATIONAL CORP	SMALL BUS ONLY	YANKEE SPECIALTY FOODS	SMALL BUS ONLY
HAM PRODUCE CO INC	SMALL BUS ONLY	YARNELL ICE CREAM CO	SMALL BUS ONLY
HANKS BEVERAGE CO	SMALL BUS ONLY	YEOMAN SEAFOODS INC	SMALL BUS ONLY
HANSET BROTHERS INC	SMALL BUS ONLY	YES DISTR	SMALL BUS ONLY
HANSON FOODS MFG CO	SMALL BUS ONLY	YOAKUM PACKING CO	SMALL BUS ONLY
HAPPY APPLES	SMALL BUS ONLY	YOUNGSTOWN WHOLESALE	SMALL BUS ONLY
HAPPY EGG DEALERS INC	SMALL BUS ONLY	YT PACKING CO	SMALL BUS ONLY
HARBOR HOUSE SEAFOOD	SMALL BUS ONLY	YUCATAN FOODS	SMALL BUS ONLY
HARBOR SEAFOOD	SMALL BUS ONLY	ZALOOM MKT CORP	SMALL BUS ONLY
HARI-OM FARMS	SMALL BUS ONLY	ZAPPS POTATO CHIPS	SMALL BUS ONLY
HARLOFF MANUFACTURIN	SMALL BUS ONLY	ZENNERS MEAT PRODUCTS	SMALL BUS ONLY
HARNEY & SONS TEA COMPANY	SMALL BUS ONLY	ZIMMERMAN CHEESE INC	SMALL BUS ONLY
HARNEY & SONS TEA CORP	SMALL BUS ONLY	ZING ZANG INC	SMALL BUS ONLY
HAROLD IMPORT CO	SMALL BUS ONLY	ZINK COMMERCIAL SERVICE	SMALL BUS ONLY
HARPERS COUNTRY HAMS	SMALL BUS ONLY	ZUMMO MEATS	SMALL BUS ONLY
HARRINGTON RESTAURANT SUPPLY	SMALL BUS ONLY	ZWEIGLES INC	SMALL BUS ONLY
HARRY H PRICE & SON INC	SMALL BUS ONLY	20TH CENTURY FOOD PRODUCTS	VETERAN OWNED
HARRYS FRESH FOODS	SMALL BUS ONLY	AL BAZZINI CO INC	VETERAN OWNED
HARVEST CLASSIC BAKERY	SMALL BUS ONLY	ALBERT A RUSSO IMPORTS	VETERAN OWNED
HARVEST CUT INC	SMALL BUS ONLY	AMERICAN MUSSEL HARVESTERS	VETERAN OWNED
HARVEST SELECT CATFISH	SMALL BUS ONLY	AMIDON GRAPHICS	VETERAN OWNED
HARVEST TIME FOODS	SMALL BUS ONLY	ARCADE INDUSTRIES INC	VETERAN OWNED
HATCHER PRODUCE	SMALL BUS ONLY	B&D DISTRIBUTING	VETERAN OWNED
HAUSBECK PICKLE CO INC	SMALL BUS ONLY	BRIGHT HARVEST SWEET POTATO	VETERAN OWNED
HAYLOFT EQUIPMENT INC	SMALL BUS ONLY	BROOKLACE INC	VETERAN OWNED
HAYSTACK MTN GOAT DAIRY	SMALL BUS ONLY	CANNOLI FACTORY	VETERAN OWNED
HAZELNUT GROWERS OF OREGON	SMALL BUS ONLY	CHEESECAKE ETC DESSERT	VETERAN OWNED
HB MEATS INC	SMALL BUS ONLY	CLEMENTS	VETERAN OWNED
HC SCHAU & SON INC	SMALL BUS ONLY	CLIPPER MILL	VETERAN OWNED
HEALTHMATE PRODUCTS INC	SMALL BUS ONLY	COOKIES FOOD PRODUCTS INC	VETERAN OWNED
HEART BRAND TOMATO CO	SMALL BUS ONLY	COSMOS FOODS	VETERAN OWNED
HEARTLAND MEAT CO	SMALL BUS ONLY	DAMON INDUSTRIES	VETERAN OWNED
HEARTLAND PRODUCTS	SMALL BUS ONLY	DEJONG BROS FARMS INC	VETERAN OWNED

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

HEARTLAND SPECIALTY FOODS	SMALL BUS ONLY	DJ CO-OPS	VETERAN OWNED
HELLAS BAKERY&PITA INC	SMALL BUS ONLY	DONALD F WALTERS CO	VETERAN OWNED
HENDERSON COFFEE CORP	SMALL BUS ONLY	EATEM FOODS	VETERAN OWNED
HENRYS HICKORY HOUSE	SMALL BUS ONLY	EVERFRESH FOOD CORP	VETERAN OWNED
HEPP GERMANY	SMALL BUS ONLY	FARMINGTON FOODS	VETERAN OWNED
HERB’S SEAFOOD INC	SMALL BUS ONLY	FOOD CONCEPTS	VETERAN OWNED
HERB’S SPECIALTY FOODS	SMALL BUS ONLY	FRANK J ITALIANO INC	VETERAN OWNED
HERMAN NUT COMPANY	SMALL BUS ONLY	GIELOW PICKLES INC	VETERAN OWNED
HERMANN PICKLE CO.	SMALL BUS ONLY	GREENLEAF PAPER	VETERAN OWNED
HERSHEY IMPORTS	SMALL BUS ONLY	GREER FARMS	VETERAN OWNED
HESS FOOD GROUP	SMALL BUS ONLY	HERITAGE FAMILY SPECIALTY	VETERAN OWNED
HF SCRUGGS CO	SMALL BUS ONLY	HOUSE OF WEBSTER	VETERAN OWNED
HI GRADE	SMALL BUS ONLY	JSB INDUSTRIES	VETERAN OWNED
HIALEAH PRODUCTS CO	SMALL BUS ONLY	LIGHTHOUSE FOODS	VETERAN OWNED
HICKORY HOUSE	SMALL BUS ONLY	MAJOR PRODUCTS	VETERAN OWNED
HIGHLAND SUGARWORKS INC	SMALL BUS ONLY	MUFFINTOWN	VETERAN OWNED
HIGHLAND WHOLESALE FOODS	SMALL BUS ONLY	NATIONAL VINEGAR	VETERAN OWNED
HI-GRADE MEATS INC	SMALL BUS ONLY	NORTH ATLANTIC FISH CO	VETERAN OWNED
HILL & VALLEY INC	SMALL BUS ONLY	NORTHWEST GOURMET FOOD PRODUCT	VETERAN OWNED
HILLBILLY JOE	SMALL BUS ONLY	OLD DOMINION WOOD PRODUCTS INC	VETERAN OWNED
HINKLE FOOD SYSTEMS	SMALL BUS ONLY	PACIFIC MARKETING	VETERAN OWNED
HIRZEL CANNING	SMALL BUS ONLY	PANOLA PEPPER CO	VETERAN OWNED
HISPAMER DISTRIBUTORS INC	SMALL BUS ONLY	PRODUCE PACKAGING LTD	VETERAN OWNED
HMC GROUP MARKETING	SMALL BUS ONLY	R3 PAPERCRAFT	VETERAN OWNED
HMR INNOTECH	SMALL BUS ONLY	RAYMOND-HADLEY CORP	VETERAN OWNED
HOBART SALES + SVC	SMALL BUS ONLY	SILVER STATE FOODS INC	VETERAN OWNED
HOFMANN SAUSAGE CO	SMALL BUS ONLY	SNAVELY	VETERAN OWNED
HOLLAR & GREENE PRODUCE CO	SMALL BUS ONLY	W MYERS COMPANY INC	VETERAN OWNED
HOLLOWICK	SMALL BUS ONLY	WALTER PALAZOLA PRODUCE	VETERAN OWNED
HOLLYS CUSTOM PRINT	SMALL BUS ONLY	WHALEY FOODSVC REPAIRS	VETERAN OWNED
HOLTEN MEAT CO	SMALL BUS ONLY	WHITEHALL PRODUCTS INC	VETERAN OWNED
HOMERS ICE CREAM	SMALL BUS ONLY	BOSTON BAKING INC	WOMEN
HOMESTEAD BAKING CO	SMALL BUS ONLY	ROUTE 11 POTATO CHIPS	WOMEN
HOMESTEAD RAVIOLI	SMALL BUS ONLY	AB FOODS LLC	WOMEN
HONEE BEAR FOODS	SMALL BUS ONLY	ACE ATLANTA TOMATO	WOMEN
HONEY-BUTTER PRODUCTS	SMALL BUS ONLY	ACE TOMATO CO INC	WOMEN
HONEYMOON PAPER PRODUCTS INC	SMALL BUS ONLY	ALLEN BROTHERS MILLING CO	WOMEN
HONEYSMOKED FISH CO	SMALL BUS ONLY	ALPHA FOODS CO	WOMEN
HONG KONG NOODLE CO	SMALL BUS ONLY	AMERICAN BLUE RIBBON HOLDINGS	WOMEN
HOOTERS FOODS	SMALL BUS ONLY	ANNIE EURO AMERICAN BAKERY INC	WOMEN
HOPKINSVILLE MILLING	SMALL BUS ONLY	ASK FOODS INC	WOMEN
HORN DISTR CO	SMALL BUS ONLY	ATHENS PASTRIES-RETAIL	WOMEN
HOT SPRINGS PACKING	SMALL BUS ONLY	ATKINS DESSERTS LLC	WOMEN
HOUSE OF SMOKE	SMALL BUS ONLY	BAKERY GROUP	WOMEN
HOUSTON PECAN SHELLING	SMALL BUS ONLY	BALTIMORE GLASSWARE DECOR INC	WOMEN
HOWARD CALCAGNO	SMALL BUS ONLY	BERKLEY SQUARE	WOMEN
HOWARD CO INC	SMALL BUS ONLY	BEST MAID	WOMEN
HP SALES	SMALL BUS ONLY	BEST MAID COOKIE CO	WOMEN
HS INC	SMALL BUS ONLY	BLEND PAK	WOMEN
HUBBARD & CRAVENS COFFEE	SMALL BUS ONLY	BLUE RIDGE FARMS	WOMEN
HUDSON VALLEY FOIE GRAS	SMALL BUS ONLY	BOCA FREEZE	WOMEN

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

HUMMEL BROS INC	SMALL BUS ONLY	BOHEA ASSOCIATES LTD	WOMEN
HUMPHREY CHARCOAL CORP	SMALL BUS ONLY	BOJA’S FOODS INC	WOMEN
HUNAN CERALS OIL & FOODS	SMALL BUS ONLY	BROOKLYN BAGEL ACE SPCLTY LLC	WOMEN
HURSEYS BBQ WHOLESALE	SMALL BUS ONLY	BUDS SALAD	WOMEN
HYE QUALITY BAKERY	SMALL BUS ONLY	C&L FOODS INC	WOMEN
HYGRADE OCEAN PRODUCTS	SMALL BUS ONLY	CAPA DI ROMA	WOMEN
ICCO CHEESE COMPANY INC	SMALL BUS ONLY	CAPPUCCINO TO GO	WOMEN
ICE CREAMERY	SMALL BUS ONLY	CARITAS RANCH BAR B Q	WOMEN
ICICLE SEAFOODS INC	SMALL BUS ONLY	CARLAS PASTA INC	WOMEN
IDAHO CANDY	SMALL BUS ONLY	CASS VENTURES INC	WOMEN
IDAHO FRANK ASSOCIATES INC	SMALL BUS ONLY	CHEESEMAKERS INC	WOMEN
IDEAL MEATS	SMALL BUS ONLY	CLAYTON COFFEE	WOMEN
IMPERIAL FLAVORS, INC	SMALL BUS ONLY	CLIFCO SPICE SALES INC	WOMEN
IMPORT FOOD NETWORK LLC	SMALL BUS ONLY	CLIFT INDUSTRIES	WOMEN
IMPORTS LIMITED	SMALL BUS ONLY	CLOWN GYSIN BRANDS	WOMEN
IMPORTS UNLIMITED	SMALL BUS ONLY	COBATCO INC	WOMEN
IMS DIRO ENTERPRISES	SMALL BUS ONLY	COFFEE CABANA BRAZIL	WOMEN
INDEL FOOD PRODUCTS INC	SMALL BUS ONLY	COLLINS BROTHERS	WOMEN
INDEPENDENT FOOD	SMALL BUS ONLY	COLUMBUS VEGETABLE OILS	WOMEN
INDIANA CARTON CO	SMALL BUS ONLY	CONDIES FOODS	WOMEN
INDULGENT FOODS	SMALL BUS ONLY	COSTA PASTA	WOMEN
INDUSCO LTD	SMALL BUS ONLY	CRYSTAL SPRINGS	WOMEN
INDUSTRIAL COMMODITIES	SMALL BUS ONLY	CUSTOM PAK INC	WOMEN
INGLESE BOX CO	SMALL BUS ONLY	CW SPROUTS DBA SUNSPROUTS	WOMEN
INNO PAK	SMALL BUS ONLY	DEAN SAUSAGE CO INC	WOMEN
INNOVATIVE DESIGN	SMALL BUS ONLY	DEEN MEAT CO	WOMEN
INNOVATIVE PACKAGING GROUP	SMALL BUS ONLY	DESSERTS OF DISTINCTION	WOMEN
INNSBRUCK STRUDEL/HELMUTS INC	SMALL BUS ONLY	DIMITRIA DELIGHTS INC	WOMEN
INSTANTWHIP INC	SMALL BUS ONLY	DR GUMBO NO CUISINE	WOMEN
INSTAWHIP	SMALL BUS ONLY	EASTERN FISH CO	WOMEN
INTECO INTL TRADE LLC	SMALL BUS ONLY	EASTLAND FOOD PRODUCTS	WOMEN
INTEDGE INDUSTRIES INC	SMALL BUS ONLY	ECO PRODUCTS INC	WOMEN
INTEGRA MARKETING	SMALL BUS ONLY	FAYDA PACKING CO	WOMEN
INTEGRATED FOOD SERVICE	SMALL BUS ONLY	FIABELLA FOODS LLC	WOMEN
INTEGRITY BEVERAGE INC	SMALL BUS ONLY	FIORE D PASTA INC	WOMEN
INTERAMERICAN QUALITY	SMALL BUS ONLY	FIRE & FLAVOR GRILLING CO	WOMEN
INTERAMERICAN TRAD&PROD COR	SMALL BUS ONLY	FIRST FOOD COMPANY	WOMEN
INTERFRESH INC	SMALL BUS ONLY	FLATOUT INC	WOMEN
INTERMEX PRODUCTS USA LTD	SMALL BUS ONLY	FOH INC	WOMEN
INTERNATIONAL PLASTICS INC	SMALL BUS ONLY	FORAN SPICE	WOMEN
INTERNATIONAL SEAFOOD VENTURES	SMALL BUS ONLY	FRENCH PATISSERIE	WOMEN
INTERNATIONAL SPICES LTD	SMALL BUS ONLY	FRIELING USA	WOMEN
INTERNATIONAL TRADERS INC	SMALL BUS ONLY	FULLBLOOM BAKING CO INC	WOMEN
INTERSEA FISHERIES WEST INC	SMALL BUS ONLY	GIOVANNI’S APPETIZING FOODS	WOMEN
INTERSTATE POULTRY	SMALL BUS ONLY	GLADDER’S GOURMET COOKIES	WOMEN
INTL FOOD DISTR INC	SMALL BUS ONLY	GO FRESH	WOMEN
INTL FOODS & INGREDIENTS	SMALL BUS ONLY	GOLDEN STAR TRADING INC	WOMEN
INTL SPECIALTY SUPPLY	SMALL BUS ONLY	GOSSNER FOODS INC	WOMEN
INTRASTATE DISTRIBUTORS	SMALL BUS ONLY	GRANDPAS INTERNATIONAL BAKERY	WOMEN
IOWA LAMB PROCESSING	SMALL BUS ONLY	HANDY WACKS	WOMEN
IRANI TEA INC	SMALL BUS ONLY	HANNAHMAX BAKING	WOMEN

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

IRON BREW COFFEE CO	SMALL BUS ONLY	HOPES COUNTRY FRESH COOKIES	WOMEN
IRON HORSE PRODUCTS	SMALL BUS ONLY	ILTACO FOODS	WOMEN
ISLAND DELIGHT	SMALL BUS ONLY	ISNARDI USA INC	WOMEN
ISLAND OASIS OF ALBANY	SMALL BUS ONLY	J&K EGG CORP	WOMEN
ISLAND WAY PRODUCTS	SMALL BUS ONLY	JASPER WYMAN & SON	WOMEN
ITALCO FOOD PRODUCTS	SMALL BUS ONLY	JEM MFG LLC	WOMEN
ITALFOODS INC	SMALL BUS ONLY	JOSEPH A SIDARI CO	WOMEN
ITALIAN ROSE GARLIC	SMALL BUS ONLY	JOSEPH CAMPIONE INC	WOMEN
ITLL BE PIZZA	SMALL BUS ONLY	JUBILATION	WOMEN
J BAR B FOODS INC	SMALL BUS ONLY	KELMIN PRODUCTS	WOMEN
J BERNARD SEAFOOD	SMALL BUS ONLY	KENCO	WOMEN
J BRODIE MEAT	SMALL BUS ONLY	KENTUCKY MARKETING SOLUTIONS	WOMEN
J M SCHNEIDER INC	SMALL BUS ONLY	KRUGER FOODS INC	WOMEN
J NAGLE CO	SMALL BUS ONLY	LA AUTENTICA FOODS INC	WOMEN
J&G FOOD PRODUCTS	SMALL BUS ONLY	LA NOVA WINGS	WOMEN
J&G FOODS INC	SMALL BUS ONLY	LAURA CHENELS CHEVRE INC	WOMEN
J&J PRODUCE CO INC	SMALL BUS ONLY	LEMON X CORP	WOMEN
J&J SNACK FOODS	SMALL BUS ONLY	LENNI’S CRAB MIX INC	WOMEN
J&J WALL BAKERY	SMALL BUS ONLY	LONE STAR BAKERY INC	WOMEN
JACK BROWN PRODUCE INC	SMALL BUS ONLY	LOVE & QUICHES	WOMEN
JACKSON & ASSOC	SMALL BUS ONLY	MARTIN’S WREATH CO	WOMEN
JACOBELLIS SAUSAGE CO INC	SMALL BUS ONLY	MATADOR PROCESSORS INC	WOMEN
JACQUELINE’S WHOLESALE BAKERY	SMALL BUS ONLY	MCL DISTRIBUTING INC	WOMEN
JAFCO FOODS INC	SMALL BUS ONLY	MEL O CREAM	WOMEN
JAG SPECIALTY FOODS LLC	SMALL BUS ONLY	MIDWEST NORTHERN INC	WOMEN
JAMES H PAXON & SONS	SMALL BUS ONLY	MIES PRODUCTS INC	WOMEN
JAMES H PAXSON AND SONS	SMALL BUS ONLY	MILLER MEATS	WOMEN
JAMES MEAT CO INC	SMALL BUS ONLY	MODMIX	WOMEN
JAMES TEA CO	SMALL BUS ONLY	MONTIONES BAKERY INC	WOMEN
JANA BRANDS	SMALL BUS ONLY	MOZZARELLA COMPANY	WOMEN
JAPAN CALIFORNIA	SMALL BUS ONLY	MR G’S FOODS	WOMEN
JAVA JACKET	SMALL BUS ONLY	MULLINS FOOD	WOMEN
JAVA TRADING CO LLC	SMALL BUS ONLY	NAGLE VEAL	WOMEN
JAVO BEVERAGE COMPANY INC	SMALL BUS ONLY	NATIONAL DAIRY BRANDS	WOMEN
JB PRINCE CO INC	SMALL BUS ONLY	NEMCO FOOD EQUIPMENT	WOMEN
JBS BAKESERVICE	SMALL BUS ONLY	NEW MEXICO GREEN CHILE CO LLC	WOMEN
JD & SONS	SMALL BUS ONLY	NIELSEN-MASSEY VANILLAS INC	WOMEN
JEFF’S GOURMET PIES	SMALL BUS ONLY	NORTH AMERICAN BISON COOP	WOMEN
JENKINS FOODS INC	SMALL BUS ONLY	NORTHSTAR PRODUCE	WOMEN
JEN-SAR PRODUCE, INC.	SMALL BUS ONLY	OKAMI INC	WOMEN
JENSEN MEAT	SMALL BUS ONLY	OLD STYLE SAUSAGE	WOMEN
JENSON FARMS PROD (AMERI)	SMALL BUS ONLY	OREGON SPICE COMPANY	WOMEN
JEPPI NUT AND CANDY CO	SMALL BUS ONLY	PACKAGING PRODUCTS & DESIGN	WOMEN
JIM M. KOO	SMALL BUS ONLY	PAPERCUTTERS INC	WOMEN
JIMMY & NINO SUNSERI’S	SMALL BUS ONLY	PAR WAY TRYSON COMPANIES	WOMEN
JIMMYS COOKIES	SMALL BUS ONLY	PATTY’S HERBS	WOMEN
JIMMY’S SALAD DRESSING	SMALL BUS ONLY	PEANUT PROCESSORS INC	WOMEN
JIM’S CHEESE PANTRY	SMALL BUS ONLY	PEARLCO OF BOSTON	WOMEN
JMZ DISTRIBUTING	SMALL BUS ONLY	PERFECT PUREE OF NAPA VALLEY	WOMEN
JO SPICE	SMALL BUS ONLY	PFEIL-HOLING INC	WOMEN
JO SPICE CO INC	SMALL BUS ONLY	PIERRES FRENCH ICE CREAM	WOMEN

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

JOCO PRODUCE INC	SMALL BUS ONLY	PLAST TECHS ENTERPRISE	WOMEN
JODY MARONIS	SMALL BUS ONLY	PLASTIC PACKAGING CORP	WOMEN
JOE JURGIELWICZ & SONS, LTD	SMALL BUS ONLY	POPPI AL’S	WOMEN
JOE KIRK MEATS	SMALL BUS ONLY	POWERS CANDY	WOMEN
JOE SOLOMON SALES	SMALL BUS ONLY	PROCHEESE SALES LLC	WOMEN
JOGUE INC	SMALL BUS ONLY	QUALITY SAUSAGE CO INC	WOMEN
JOHN ACCARDI & CO	SMALL BUS ONLY	RICHMOND GROUP THE	WOMEN
JOHN BOOS & CO	SMALL BUS ONLY	ROBERTS PRECUT VEGETABLES	WOMEN
JOHN KOERNER CO	SMALL BUS ONLY	SAVOIES SAUSAGE FOOD	WOMEN
JOHN MORREALE MEAT CO	SMALL BUS ONLY	SEA FARE FOODS CORP	WOMEN
JOHN NEWMAN	SMALL BUS ONLY	SELECT DRINKS	WOMEN
JOHN SOULES FOODS INC	SMALL BUS ONLY	SEVEN STARS INC	WOMEN
JOHN VENA INC	SMALL BUS ONLY	SIR AUBREYS TEA CO LTD	WOMEN
JOHN W SPAULDING	SMALL BUS ONLY	SMD TRADING	WOMEN
JOHN WM MACYS CHEESESTICKS	SMALL BUS ONLY	SMITHCO MEATS	WOMEN
JOHN ZIDIAN CO	SMALL BUS ONLY	SOUTHERN VALLEY FRU & VEG	WOMEN
JOHNNY O’GRADY CO	SMALL BUS ONLY	SUN WORLD	WOMEN
JOHNNY O’GRADY COMPANY	SMALL BUS ONLY	SUN WORLD INC	WOMEN
JOHNS SANDWICH SHOP INC	SMALL BUS ONLY	SUPERIOR QUALITY FOOD	WOMEN
JOHNSON BROS BAKING SUPPLY	SMALL BUS ONLY	SUPREME CUTS LLC	WOMEN
JOHNSON SALES CO	SMALL BUS ONLY	SUZANNAS KITCHEN INC	WOMEN
JOHNSON SEA PRODUCTS	SMALL BUS ONLY	SWAGGERTY SAUSAGE CO INC	WOMEN
JOHNSTON BAKERY INC	SMALL BUS ONLY	SWEET ENDINGS	WOMEN
JONES DAIRY FARM	SMALL BUS ONLY	SWEET STREET DESSERTS	WOMEN
JOYCE FOODS	SMALL BUS ONLY	SYMPHONY INC	WOMEN
JP VEGGIES INC	SMALL BUS ONLY	TAORMINA SALES	WOMEN
JSL FOODS	SMALL BUS ONLY	THOMPSON PACKERS INC	WOMEN
JUDSON ATKINSON	SMALL BUS ONLY	TOTAL COST SYSTEMS INC	WOMEN
JUICE TYME INC	SMALL BUS ONLY	TROPICAL NUT & FRUIT	WOMEN
JULIAN FREIRICH PRODUCT INC	SMALL BUS ONLY	TRUE NATURAL FOODS INC	WOMEN
JUMP INTERNATIONAL	SMALL BUS ONLY	TUBITOS PIZZA	WOMEN
JUNIUS FOOD PROD CORP	SMALL BUS ONLY	US FOOD GROUP	WOMEN
JUS MADE LP	SMALL BUS ONLY	VALLEY LAHVOSH BAKING CO	WOMEN
JUST 4 FUN CORPORATION	SMALL BUS ONLY	VALLEY MEAT CO	WOMEN
JUST BAGELS	SMALL BUS ONLY	WESTCOTT NUT PRODUCTS CO	WOMEN
JUST CHILI, INC.	SMALL BUS ONLY	WINDSOR FOODS	WOMEN
K PAK	SMALL BUS ONLY	WINDSOR FROZEN FOODS	WOMEN
K TEC	SMALL BUS ONLY	WISCONSIN FINEST	WOMEN

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

EXHIBIT H

To

Amended and Restated Master Distribution Agreement

Dated as of November 25, 2006

ARAMARK Food Safety Standards

Food Safety and Sanitation Standards for Suppliers to ARAMARK SCM, Inc. (“ARAMARK”) (Current, subject to revision)

A.	All Suppliers must establish and administer the following programs:

1. An operating Hazard Analysis Critical Control Point Program (“HACCP”), under which the Supplier shall:

•	identify all hazards associated with products;

•	determine all Critical Control Points required to control identified hazards;

•	establish standards for all Critical Control Points;

•	establish procedures to monitor each Critical Control Point;

•	establish corrective actions to be taken when there is a deviation; and

•	establish verification procedures to determine that the HACCP system is working effectively, including a record keeping system for each Critical Control Point.

2. A documented and actionable Pest Control Program that incorporates integrated pest management practices to assure the facility is free of insects and rodents.

3. A documented Cleaning and Sanitation program.

4. A documented Product Safety and Recall Program that can track specific production lots of products and destinations, and incoming raw materials and finished products, ensuring appropriate “track-ability.” Mock recalls shall be conducted every 6 months to assess the effectiveness of such Program.

5. A documented Listeria Environmental Program, for suppliers manufacturing and providing to ARAMARK ready-to-eat products.

6. A documented E Coli 0157H7 Program for raw ground beef products, for suppliers manufacturing and providing to ARAMARK raw ground beef products.

7. To the extent Supplier supplies meat products, or products containing meat, Supplier specifically represents, warrants and covenants that Supplier, and its vendors, are in compliance with Title 21 C.F.R. § 589.2000 (eff. August 4, 1997), prohibiting the feeding of ruminant meat and bone meal to ruminants, as now or

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

hereafter amended or supplemented. Further, Supplier does not allow advanced meat recovery, sometimes known as “AMR”, in products Supplier manufactures, or in products that Supplier purchases from others, and uses as an ingredient for Supplier’s products.

B.	Compliance with these standards shall be monitored in 3 ways:

1. Annually, each Supplier shall certify in writing to ARAMARK that the Supplier is in compliance.

2. All Suppliers shall be subject to inspection by ARAMARK’s Director of Food Safety or his designee, annually. Inspections shall include evaluating good manufacturing practices (“GMP’s”) and reviewing the Programs listed above. A minimum score of 85% is required for each inspection. If a score is below 85%, a re-inspection shall be done within approximately 30 days, to verify correction of deficiencies. A score of less than 85% on reinspection may lead to de-certification of the Supplier. Suppliers shall bear all reasonable inspection costs, e.g. travel, lodging and meals of the ARAMARK Director of Food Safety.

3. Suppliers shall undergo inspections by independent nationally-recognized inspection services, at least annually. Such inspections shall include evaluating GMP’s and the Programs listed above. ARAMARK recommends Silliker Laboratories, Randolph Associates, NSF Cook & Thurber, NFPA, American Institute of Baking and American Sanitation Institute as independent inspection services for use by Suppliers. Suppliers are free, however, to use other nationally-recognized inspection services. Suppliers shall bear all costs for these inspections. If requested, Suppliers shall provide ARAMARK with access to records and results of these inspections.

C.	Product Recalls

1. All ARAMARK manufacturers and distributors must have a documented product safety and recall program that can track specific lots of products and destinations. Mock recalls shall be conducted every six months to assess the effectiveness of such program. For manufacturers, the program shall include both incoming raw materials and finished products.

The following ARAMARK personnel must be notified when a recall occurs:

James Matt Pittser – Senior Director, Distribution – Pittser-James@aramark.com

Joe Arrasmith – Purchasing Director, Commodities – Arrasmith-Joseph@aramark.com

John Orobono – Senior Vice President, Supply Chain Management – Orobono-John@aramark.com

Stuart Berlin – Distribution Support Manager – Berlin-Stuart@aramark.com

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Charles Lousignont – Vice President, Supply Chain Management – Lousignont-Charles@aramark.com

Notice shall be given by fax at 215 238 8127 and 215 238 4070 and email as above, within 24 hours. Notice by fax and email shall be effective only upon confirmation of receipt from ARAMARK.

2. All ARAMARK components that have received recalled product must be notified within 24 hours, by fax or telephone. The recall notice must identify the product, and shall include all lot or code numbers, product disposition information, and such other information as may be required by law or regulation or that is customarily included in recall notices. All recall information must be to the attention of the component manager.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

EXHIBIT I

To

Amended and Restated Master Distribution Agreement

Dated as of November 25, 2006

Grinder/Processor Raw Beef and/or Veal Food Safety Requirements

Purpose:

To provide the minimum food safety requirements (Requirements) applicable to all suppliers of ground raw beef and/or veal (Raw Ground Product), including without limitation, Sysco authorized, Sysco brand, Multi-Unit Account (MUA) and Packer Label suppliers.

Deliverable:

Current and potential branded and packer label suppliers of Raw Ground Product to operating subsidiaries and affiliates (Operating Companies) of Sysco Corporation shall carefully read and complete the Raw Beef and/or Veal Grinder Compliance Sheet and Best Practices List (attached at end of this document). The signed Compliance Sheet and appropriate supporting documentation shall be sent to the Sysco Corporate Quality Assurance Department of the Baugh Supply Chain Cooperative, Inc. within 15 business days after receiving the request from Corporate QA, a BSCC business center or an Operating Company. Corporate QA personnel will work with suppliers to assist in meeting these requirements.

Background:

As the leader in the foodservice industry, Sysco and BSCC have been very proactive in establishing food safety programs that will provide our customers with safe and wholesome products. In a continued effort to improve the food safety and quality of Raw Ground Products we purchase Corporate QA, with the support of the BSCC Beef Department and Operating Companies, is implementing significant changes to the Food Safety and Process Control requirements for Sysco/MUA/Packer Label suppliers of Raw Ground Products. The product and process requirements were revised to improve Sysco’s ability to provide for a safe food chain and to receive confirmation of compliance with USDA/CFIA Regulations, FSIS Directives and/or Notices and Industry Best Practices to achieve a greater level of consistency between products and suppliers of this important product category.

*This program applies to all suppliers of raw ground or chopped beef/veal food products with or without a mixture of ground beef and non-beef/veal species or ingredients. Suppliers of fabricated steaks and finely sliced beef (9 CFR 319.15(d)) are not required to comply with this program. This program mandates compliance by all suppliers of Raw Ground Products manufactured from source/precursor raw materials as defined in FSIS Directive 10,010.1 R3 and CFIA Annex 0 Chapter 4 Policy on the Control of E. coli O157:H7 Contamination in Raw Beef Products.

Compliance with this program shall be verified annually by an approved E.coli 0157:H7 Third party audit addendum developed specifically for “Grinders”. Any establishment identified as not complying with the minimum requirements will be disqualified from the Sysco/MAU/Packer Label authorized supplier list for distribution through any Operating Company, including broad line, “quick service” or limited distribution, or specialty meat company; and purchases of Raw Ground Products produced at such establishment shall be suspended until compliance is achieved.

References:

•	FSIS Directive 10,010.1 R3 VERIFICATION ACTIVITIES FOR Escherichia coli O157:H7 IN RAW BEEF PRODUCTS Canadian Food Inspection Agency - Meat Hygiene Manual of Procedures - Chapter 4 - Annex O

•	Health Canada - The Compendium of Analytical Methods - Microbiological Methods

•	Beef Industry Food Safety Council Best Practices for Using Microbiological Sampling 2007

•	E. coli O157:H7 USDA FSIS Directive Updates - Advancing Public Health

•	USDA FSIS Microbiology Laboratory Guidebook - FSIS Detection Sensitivity for E.coli 0157:H7 Screening

Note: Suppliers of Sysco Brand Raw Ground Product must also conform to applicable Sysco Brand specifications and requirements as detailed in the applicable Sysco Fire River Farms Ground Beef Specifications.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

TABLE 1: Summary of Ground Beef & Veal Supplier Requirements

MINIMUM REQUIREMENTS FOR CORPORATE QA and BSCC AUTHORIZATION (Letter below corresponds to the details in the specific sections in this Sysco Food Safety document.)

A) USDA FSIS or CFIA - HACCP Plan and Pathogen Reduction Act Compliance.

B) Independent Third Party Food Safety Audit with Separate E. coli 0157:H7 control addendum for Grinders/Further Processors (Note: the addendum is specific to grinders and is different than the Fresh Beef N60 addendum).

C) Beef and/or Veal Raw Material Purchase Specifications & Comprehensive Supplier Approval Program.

D) Grinder/Processor Lot Definition, Separation, Tracking and Control.

E) Other Raw Materials/Source materials (i.e., bench trim, downgrades) Lot Definition, Robust Testing-COA, Tracking and Control.

F) Grinder/Processor HOLD Affected Lots when Testing for Declared Adulterant Pathogens.

G) Product Recall / Withdrawal Program including 2 mock recalls per year (Must submit written program for initial authorization).

H) Metal Detection / Wood / Glass and Brittle Plastic.

I) Bone Separation / Removal Systems.

J) Microbiological Monitoring (Non Pathogenic Organisms).

K) Employee Training.

L) Verification of Food Safety Initiatives.

A)	Grinder / Processor HACCP Program and Pathogen Reduction Standards

1) All producers of Raw Ground Products must be inspected by the United States Department of Agriculture Food Safety Inspection Service or Canadian Food Inspection Agency. Suppliers shall comply with the implementation of HAZARD ANALYSIS AND CRITICAL CONTROL POINT (HACCP) SYSTEMS as mandated by the applicable governmental agency. All US establishments are required to comply with the US Federal Meat Inspection Act (21 USC 601 et seq.) and regulations promulgated under that act (Title 9 Animals and Animal Products), and all Canadian establishments are required to comply with the Canadian Meat Inspection Act (1985, c. 25 (1st Supp.)) and the Canadian Meat Inspection Regulations, 1990 (SOR/90-288) promulgated there under and any other applicable federal, state, provincial or local statutes and regulations.

2)	Grinder E. coli O157:H7 Reassessment and Compliance

a.	*Raw Ground Product production facilities shall specifically address E. coli O157:H7 as a biological hazard associated with source materials and the potential for outgrowth during further processing in their facility. E. coli 0157:H7 controls and verification activities at 1) receiving, 2) processing and 3) storage shall be included in the facility hazard analysis.

i.	An establishment can use procedures and practices in its SSOP or other prerequisite programs to justify a determination that the pathogen is not reasonably likely to occur.

ii.	The establishment in its hazard analysis shall have supporting and ongoing verification documentation that establishes that the pathogen hazard is not reasonably likely to occur in its operation because of the design and execution of its prerequisite program(s).

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

iii.	Note: An establishment is not adequately ensuring that its HACCP Plan is functioning effectively if it is not assessing the on-going effectiveness of a pre-requisite program in which its hazard analysis is based (9 CFR 417.4(a)).

iv.	The receiving establishment shall conduct and record verification activities pertaining to E.coli 0157:H7 controls each quarter.
b.	All source material or finished product lots used for Sysco ground beef/veal shall be sampled based on “robust testing” for E. coli O157:H7 as defined by FSIS and/or have a statistically and scientifically justified equivalent or better sampling plan.

c.	All source material or finished product E. coli 0157:H7 sample tests shall be performed utilizing a test method as sensitive and equivalent to the Detection Procedure detailed in Section 5.5 of USDA’s Laboratory Guidebook – MLG5.04.

d.	Grinding facilities shall have demonstrated procedures to prevent grinding of any un-tested source materials or must have a documented Sysco approved finished product testing program meeting FSIS’s definition of “Robust Testing”.

e.	Facilities shall reassess the plant SSOP as well as E.coli 0157:H7 control program(s) on at least an annual basis.

f.	Decision making documents, control measures and records shall be made available for review by BSCC personnel, including Corporate QA, upon request.

3)	Grinder / Processor Salmonella Performance Standard Compliance

a.	An establishment’s raw ground beef or veal products may not test positive for Salmonella at a rate exceeding the applicable national pathogen reduction performance standard without corrective actions acceptable to Sysco QA.

b.	If an establishment has not met the performance standard:

i.	The establishment shall take immediate action to ensure that subsequent testing meets the standard.

ii.	If the establishment fails to meet the standard on subsequent test, the establishment shall take appropriate corrective actions such that future product meets the performance standard.

iii.	Failure by the establishment to act in accordance with this section will cause Sysco QA to de-authorize and suspend purchasing. Such suspension will remain in effect until the establishment solves the root cause and has a history showing that measures taken by the establishment to reduce the prevalence of pathogens are effective and the performance standard is met.

B)	Annual Independent Third Party Audit including a specific E.coli 0157:H7 Addendum for Grinders.

Note: The Sysco Requirements for E.coli 0157:H7 control verification during Third Party Audits is specific for grinders and is different from an N60 Addendum for Fresh Beef.

1)	The following requirements will apply to ALL suppliers of Raw Ground Product:

a.	Each calendar year, all suppliers of Raw Ground Product (Packer Label and Multi Unit Suppliers as well as Sysco Branded) must pass a Third Party Food Safety/Sanitation/GMP Audit including a specific Grinder Addendum for E. coli 0157:H7 control.

b.	Auditing agencies must be approved by Corporate QA.

Note: All GFSI, Third Party Audits and addendum results must be uploaded to iCix by the Audit Agency.

C)	Slaughter / Raw Material Supplier Approval & Grinder / Processor Purchase Specification Criteria for Food Safety:

Each Corporate QA authorized grinder establishment must have a documented supplier approval program based on each individual facility including records to assure the following criteria are met and incorporated into purchase specifications.

1)	Beef or Veal Slaughter/Fabricator E. coli O157:H7 Interventions:

a.	A minimum of two validated post evisceration E.coli 0157:H7 interventions are required with supporting documentation that they reduce incoming loads of E. coli O157:H7 to below detectable levels.

b.	* At least one of the interventions must be a validated CCP.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

c.	The second intervention may be a CCP in the facility HACCP plan or it may be included in other pre-requisite food safety programs, but it must be scientifically validated via peer reviewed science and in plant data.

d.	Interventions must include multiple areas within beef processing with one intervention required post chill and pre-packaging. For example, you could include interventions at:

Post evisceration, pre-chill (e.g. thermal process - steam pasteurization or hot water wash).

Post chill pre-packaging (e.g. antimicrobial spray wash, or other validated interventions). Beef Suppliers are encouraged to apply a scientifically validated intervention against E. coli O157:H7 to all primal and sub-primal beef cuts as close to packaging as possible.

These interventions must be detailed in the supplier’s Letter of Guarantee for all establishments and describe:

1)	The exact interventions used.

2)	That the interventions are validated both in-plant and by peer reviewed scientific documentation with a description of both forms of validation.

c.	Source materials as defined in FSIS Directive 10,010.1 R3 include – Beef/Veal Manufacturing Trimmings, beef from AMR systems, low temperature rendered LTRB, partially defatted beef fatty tissue, partially defatted chopped beef, weasand meat, head meat, cheek meat, heart meat and raw esophagus.

2)	* Establishment and Notification of “Unusual Event Periods”:

a.	Suppliers must, unless approved in writing by Sysco QA, establish an “Unusual Event” program at each location that generates ground beef source materials. The programs must be justified in its criteria for determination of an “Unusual Event Period” of unusually high levels of presumptive positive beef trim / source material tests for E. coli O157:H7.

b.	Trim testing criteria for sample size must meet or exceed FSIS’s definition of “Robust Sampling” (e.g. N=60). A “Period” of beef processing will be defined at a minimum as a date and time period of beef trim production from carcass or primal/subprimal fabrication at one establishment, and the period must be justified for separation (e.g. via sanitation measures) from any other production period.

c.	An “Unusual Event Period” will be pre determined in each individual program based on logical justification whereby actions are triggered by predetermined positive rate statistical confidence intervals or pre determined positive rate spec limits. For example, results from a period exceed the establishment’s statistical baseline for presumptive positive E. coli O157:H7 tests by more than one standard deviation might cause holding the day’s production for additional testing and investigation while period results exceeding two standard deviations above baseline trigger diverting the entire period to a cooker. All programs must have decision making documents to support the criteria and actions.

d.	Suppliers required to have an “Unusual Event” program should notify specific further processors, brokers and/or jobbers of any “Unusual Event Period” prior to shipment of any raw beef products from that “Unusual Event Period” if the products are intended for raw ground beef production.

3)	Slaughter/Fabricator LOT CONTROL - Lot Definition, Partial Lots and Lot Composition

a.	Raw beef trim supplier lotting methods and lot sizes must be defined, on file and designed to cover all ‘intended for raw ground’ beef components produced in the supplier’s plant.

b.	Raw domestic (US and Canadian) beef supplier lots shall be typically defined by linked source materials.

c.	Source materials as defined in FSIS Directive 10,010.1 R3 and CFIA Annex 0 Chapter 4 include – Beef/Veal Manufacturing Trimmings, two piece chucks, sub primal cuts (steaks and roasts) or primal cuts of boneless beef that establishments use as components of raw ground beef, bench trim, beef from AMR systems, low temperature rendered / centrifuged beef (BLBT or LFTB), partially defatted beef fatty tissue, partially defatted chopped beef, weasand meat, head meat, cheek meat, heart meat and raw esophagus.

d.	Lots of source materials should be used in sequence before using another lot of like source materials (e.g. USDA Choice Beef 50’s from one lot must be used completely prior to use of another lot of USDA Choice Beef 50’s – another example to consider might be frozen lean or BLPT or LFTB source material lots).

e.	Domestic raw beef trim maximum lot size is identified as a maximum of 5 combos not to exceed 10,000 pounds or 4,500 kilograms.

f.

Imported frozen beef trim maximum lot size may be defined in either time or space but cannot exceed 700 cartons (a container equivalent) or more than a single day’s production. A lot is defined as comprising all those cartons, packages or containers of beef components packed on a given packing line and based on Sanitation Standard Operating Procedures (SOPs);

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

and/or determined by the establishment based on the implementation of a statistically based sampling program to distinguish between segments of production.

g.	Domestic raw beef suppliers and import beef brokers shall assure that all combos or boxes that have been assigned and tested as one lot remain intact and all lots are sold and managed as one unit and not separated during distribution.

4)	E. coli O157:H7 Sampling Protocol:

a.	At the minimum, all beef or veal raw material suppliers shall sample all source raw materials destined for grinding utilizing procedures recognized as equivalent or superior to FSIS defined “Robust Testing” for detection of E. coli O157:H7.

•	Robust testing as defined means that the following features are part of the written program defining how raw beef samples are collected and analyzed:

•

For samples capable of excision testing, N-60 represents 375 grams or more of thinly sliced exterior surface tissue (60 slices derived from trim in no more than 5 combo bins/units – with no less than 12 thin slices of exterior surface material from each combo bin/unit); a 375 gram sample is enriched and analyzed using a method at least as sensitive and specific as the FSIS method.

•

For samples not capable of excision testing (e.g., comminuted product), a composite sample is collected representing all units from a specified time period (5 to 10 minutes for continuous testing; grab samples from each /unit); 65 gram samples are enriched and analyzed using a method at least as sensitive and specific as the FSIS and or Health Canada method.

Note: In the N-60 sampling procedure, 60 represents the minimum number of sub-samples required, regardless of the size (number of combos/units) and weight of the lot. Whether the lot weighs 4,500 kg, 2,000 kg or 100 kg, 60 sub-samples must be collected from the lot. Alternate parameters may be used to define robust testing provided they have been evaluated by CFIA (the Meat Programs Division and Food Safety Division) and provide an equivalent or increased level of confidence. * Pre-ground chub product may not be ground into Sysco Brand Raw Ground Product and imported coarse or finely ground beef is not approved for either Sysco Brand or Packer Label ground beef.)

b.	Corporate QA supports increasing the probability of detecting an E.coli O157:H7 contaminated lot by further increasing the number of samples and decreasing the lot size.

5)	Slaughter/Fabricator Hold and Test Protocol:

a.	Suppliers of raw beef intended for grinding have demonstrated and written procedures in place to assure that the entire lot being tested for E. coli 0157:H7 and any other connected lots of raw material and finished product are isolated and in the facility’s control until acceptable test results are on file. BSCC and Corporate QA consider distribution prior to receipt at the grinding establishment as an extension of the control of the supplying establishment.

b.	All samples with a positive screening test must either undergo further testing for cultural confirmation of E. coli O157:H7 by an accredited laboratory using testing methodology equivalent to FSIS approved methods or the product lot must be treated as a confirmed positive.

6)	Slaughter/Fabricator Microbiological Testing E.coli 0157:H7:

a.	Supplier shall assure that all sampled slices or product samples from a ‘lot’ shall be included in each test. Testing laboratories should audit samples for count and surface tissue.

b.	Microbiology test laboratories should be ISO 17025 or equivalent accredited.

c.	All laboratories testing trim and ground beef components for E. coli O157:H7 shall be audited annually by an independent third party.

d.	E.coli 0157:H7 screening test methods must be at least as sensitive as the FSIS method limit of detection.

i.	Examples of rapid PCR methods as sensitive as the FSIS method include but are not limited to: DuPont Qualicon BAX® MP System, IEH PCR Assay MP Test System and BioControl Assurance GDS.

e.	Presumptive positives must be deemed positive if not culturally confirmed.

f.	All laboratories must be enrolled in a recognized proficiency program for E. coli O157:H7 testing and participate in proficiency rounds at least twice a year.

i.	Any alternative sampling procedure must be validated and authorized in writing by Corporate QA with records of authorization on file.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

ii.	Any non AOAC approved E.coli 0157:H7 test method must be approved in writing by Corporate QA.

iii.	Authorization record(s) shall be available upon request.

7)	Certificates of Analysis (COAs) and Import Affidavits or Supporting Documentation

a.	COA for lot negative E. coli O157:H7 status or affidavit documentation must be traceable by:

i.	supplier (name, address & est. #),

ii.	lot size,

iii.	lot production date,

iv.	lab name/address and

v.	testing methodology.

b.	Suppliers and/or brokers provide documentation (e.g. COAs) showing that all tests within the respective trim lot(s) are accounted for and tested negative for E coli 0157:H7.

c.	Non accredited laboratory must be authorized in writing by Corporate QA. Authorization records shall be made available upon request.

Domestic Beef or Veal for Grinding

d.	COAs or COA testing documentation for lot negative E. coli O157:H7 status from outside suppliers or integrated facilities must be on file for each lot prior to grinding.

Imported Beef or Veal for Grinding

e.	*Sourced suppliers of Sysco Fire River Farms (FRF) bulk ground beef shall only use beef from approved USA and Canadian abattoir sources.

f.	For non sourced bulk ground beef or veal or FRF beef patties; Only frozen beef or veal intended for grinding from USA, Australia, New Zealand, Canada and Uruguay is allowed by Corporate QA and BSCC.

i.	Deviation requires written approval from Sysco QA and BSCC prior to implementation.

g.	Grinding establishments must have supporting documentation showing that the exporting supplier(s) (by facility) E.coli 0157:H7 controls are equivalent to the minimum requirements stated in these Raw Ground Beef and/or Veal Supplier Requirements.

h.	Suppliers and/or brokers must provide documentation showing that all purchased ground beef or veal was derived from trim lots that tested negative for E coli 0157:H7.

i.	Previously ground beef or veal must not be used in Sysco Branded product.

j.	Previously ground beef or veal must not be comingled from multiple lots.

8)	Slaughter Establishments criteria for signaling an “Out-of-Control” process and actions for controlling E.coli 0157:H7.

a.	Slaughter establishments must have a statistically based quality control plan that identifies out-of-control events such as abnormal trim test positive rates (Unusual Event Periods) and corrective actions.

b.	Actions taken in response to Unusual Event Periods must be documented and available for review.

c.	*A system for notifying customers of Unusual Event Periods should be in place.

d.	Verification testing should follow FSIS Guidelines Sampling Beef Trimmings for E. coli 0157:H7 whereby sampling should be doubled during the high prevalence season.

9)	Slaughter Establishments VERIFICATION of E.coli 0157:H7 Control

a.	Lot negative E.coli 0157:H7 source material shall be held and re-tested via N60 at a minimum frequency of Quarterly.

b.	This includes all source materials sold to grinder operators (e.g. beef heart meat).

c.	Verification results should be available for the grinder operator to access.

ALL RAW BONELESS BEEF AND/OR VEAL RAW MATERIALS INTENDED FOR GRINDING or FINISHED PRODUCT MUST TEST NEGATIVE (BELOW DETECTABLE LEVELS) FOR E.COLI 0157:H7.

10)	Slaughter Establishments Microbiological Monitoring (Non E. coli 0157:H7)

a.	Beef suppliers should have ongoing sampling, testing and corrective action programs.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

b.	Micro monitoring programs should have upper acceptance limits with reports shared within the slaughter facility as needed to facilitate corrective actions.

c.	Results and corrective action should be documented, on file and available for review upon request.

11)	Slaughter Establishment Humane Handling / Animal Welfare

a.	Slaughter supplier and/or integrated facility department should have a written Animal Handling program meeting the most recent American Meat Institute Animal Handling guidelines.

b.	The slaughter supplier program should include employee training and verification of compliance.

c.	Sysco Brand slaughter establishments and/or integrated facilities must remain in good standing with Sysco’s Animal Welfare 3rd Party Audit requirements.

12)	Employee Training

a.	Slaughter suppliers shall have documented training for associates involved with HACCP, SSOP, Equipment Cleaning and Maintenance, E. coli 0157:H7 sampling, COA system, Microbiological Monitoring and Animal Handling.

END OF Slaughter Raw Material Supplier Approval & Purchase Specification Requirements

BEGINNING of Grinder/Further Processor Facility Requirements

D)	Grinder and/or Processor Lot Definition, Source Material Separation, Tracking and Control

1)	*Grinder / Processor methods for lot control include defined procedures to keep trim and other source material lots intact and minimize lot size expansion through inventory management and line separation.

Note: Refer to FSIS Directive 10,010.1 R3 and CFIA Annex 0 Chapter 4 for lot definitions and recall criteria.

2)	Lot sizes are defined, documented, justified and designed to cover all ground beef finished product produced in the plant.

3)	Clean up to clean up alone is not adequate to define a lot.

4)	Carrying over or intermingling source material lots is discouraged and must be tracked.

5)	Carrying over in process product from multiple production days is prohibited.

6)	Grinders must have a tracking system allowing one step backward and one step forward traceability.

7)	Records of monitoring, verification, corrective actions and training must be maintained and made available for review upon request.

E)	Other Beef Raw Materials/Source Materials for Grinding (i.e. bench trim, downgrade roasts/steaks) – Note: Regardless of annual production volume.

1)	*Grinder operators shall include handling of other raw materials into the facility HACCP Plan Flow Chart and risk analysis. Examples are but not limited to the following:

a.	Bench trim,

b.	Downgraded whole muscle cuts,

c.	Heart meat,

d.	Low Temp Rendered finely textured beef trim or boneless lean beef trim,

e.	Other source materials, etc.

2)	COAs for each lot showing acceptable results supporting that the respective “Other Beef Raw / Source Material met or exceeded equivalency tested (i.e. “robust sampling and equivalent lab testing”) for E. coli O157:H7 as defined by FSIS and CFIA.

3)	Demonstrated process for control including available and reviewable records showing that “other” materials were equivalency tested, shipped for further processing into a fully cooked product and/or rendered.

4)	Lot size utilized for “E. coli 0157:H7 Tested and Passed” “other” material shall be limited to a maximum of no more than one production day.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

5)	Grinding untested “other” raw materials is strictly prohibited.

6)	Deviations to these requirements will only be considered if/when grinder establishment presents an alternative food safety control program that includes validated microbial intervention and/or hold and test screening steps in the manufacturing process.

F)	Grinder and/or Processor HOLD and TEST Affected Lot(s) When Testing for “Adulterant” Pathogens

1)	Per the Sysco required supplier approval program, ground beef and veal is produced from approved suppliers that incorporate best practices for interventions and whereby the tested and passed source materials are sampled using “robust” sampling plans for E.coli 0157:H7.

2)	*BSCC/Corporate QA Grinders / Processors must have demonstrated and written procedures in place to assure that the entire lot and any other connected lots associated with the original trim/source material/precursor material and ground products being tested for E. coli 0157:H7 by the USDA Food Safety Inspection Service, Health Canada CFIA , USDA Agricultural Marketing Service (ARS) or as a verification of the E.coli 1057:H7 interventions, are isolated, prevented from entering commerce and in the control of the grinding-processing-slaughter facilities until acceptable (NEGATIVE) test results are on file for lot associated each sample.

G)	Grinder and/or Processor Product Recall / Withdrawal Program

1)	Grinders and Processors shall have a written Recall Plan including up to date BSCC and Sysco contact information. In the event of a recall or withdrawal Corporate QA and the Operating Companies must be contacted immediately.

2)	Grinders and Processors shall perform “Mock Recalls” on a routine basis (twice per year for Sysco Brand Suppliers) to measure trace back to suppliers and trace forward to customers. Mock Recalls include an assessment of the records associated with HACCP, SSOP and Prerequisite Food Safety Programs.

3)	Establishments shall have contingency plans providing the capability to perform recalls or market withdrawals at all times.

4)	Grinders shall document the effectiveness of the mock recalls.

H)	Grinder and Processor Foreign Object Control - Metal Detection, Wood and Glass Control Programs

1)	Grinder and/or Processor suppliers must have written programs for foreign object control. The program should be comprehensive as developed to prevent potential foreign object from being introduced into the product.

2)	At a minimum, suppliers must have demonstrated metal detection, wood, glass and brittle plastic control programs.

3)	Metal detection programs for finished products must include routine calibration for sensitivity and reject mechanism timing. Monitoring frequency shall occur during each production shift and corrective actions shall include retaining all production back to the last acceptable check.

4)	All ground products must be conveyed through a working metal detector at least capable of detecting and rejecting product with stainless, non-ferrous and ferrous metal standards (5mm stainless steel, 3.5mm non-ferrous or 3mm ferrous metal for Sysco Brand ground beef products).

5)	Suppliers shall have demonstrated programs for controlling wood pieces and nails from damaged raw material pallets.

6)	Glass control programs must ensure that all glass lighting shall be completely enclosed in shatterproof protective shields or manufactured with shatterproof materials to prevent glass contamination of product.

7)	Procedures in areas where product or product contact exposure exists shall be in place to ensure that all essential glass or brittle plastic in cameras, gauges etc. is documented to indicate location, condition, maintenance and is monitored on a routine basis.

I)	Grinder Bone Separation/Removal Systems and Rework Requirements

1)	Ground products shall be manufactured with grinders equipped with functional bone chip (hard and soft) removal systems in the final grinding process. The only exception is for coarse ground (1/4 inch or greater grinder plates) finished products.

2)	The exudates from the bone chip/cartilage remover shall not be added back to the finished product unless further reduced in particle size through a 1/16” or smaller plate.

3)	Exudates added back to formulations must not rise above 44 ºF.

4)	The percentage of removed exudates added back to the ground beef/veal batch shall not exceed agreed upon specification limits.

5)	Usage shall be documented to ensure trace-ability to original raw material lots (e.g. production date and lot number source).

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

6)	Exudates generated during the normal production process may be added back into the product flow during the same production period and to the same lotted product as it originated from, provided all rework is documented on batch sheets, the amount does not exceed allowable specification limit and it is traceable to original raw materials.

7)	HOLDOVER rework and/or de-bone material from a previous day’s production is prohibited.

J)	Grinder and/or Processor Establishment Microbiological Monitoring (Non Pathogenic Organisms)

1)	Grinders should have demonstrated procedures for monitoring and controlling the microbiological quality of raw materials (which may be based on incoming and finished product test results). Sysco Brand production requires finished product microbiological quality testing.

2)	Grinders shall have demonstrated systems for maintaining the effectiveness of sanitation which includes detailed cleaning and sanitation procedures and ongoing verification via micro sampling/testing of environmental food contact surfaces.

3)	Any microbiological and/or bioluminescence monitoring programs shall have targets, action limits and corrective action plans. Monitoring reports shall be shared with the respective shareholders (i.e., slaughter facility, supplier, sanitation and operations personnel) as needed to facilitate timely corrective actions.

4)	Any microbiological monitoring programs shall have microbiological targets and with action limits for reference; ongoing monitoring is preferred and if finished product is tested, the supplier shall have documented corrective actions in the event that the action limit is exceeded.

5)	Any microbiological monitoring program test results and corrective actions shall be documented, on file and available for review upon request.

K)	Grinder and/or Processor Employee Training

1)	Suppliers shall have specific documented training programs for all associates involved with HACCP, SSOP, Equipment Cleaning and Maintenance, E. coli 0157:H7 sampling, COA system, Microbiological Monitoring and those programs associated with the minimum requirements herein:

•	HACCP Plan and Pathogen Reduction Act Compliance.

•	Independent Audit/Third Party Audit Requirement with E coli 0157:H7 control addendum.

•	Beef and/or Veal Raw Material Purchase Specifications & Supplier Approval Program.

•	Grinder Lot Definition, Separation, Tracking and Control.

•	HOLD Affected Lots when Testing for Declared Adulterant Pathogens.

•	Product Recall / Withdrawal Program including 2 mock recalls per year.

•	Metal Detection, Wood and Glass Control

•	Bone Separation / Elimination Systems

•	Verification of Food Safety Initiatives

2)	CCP monitors and verifiers are appropriately trained and receive annual refresher training.

3)	If needed, training in the language understood by food handlers and other employees should be provided.

4)	Training records shall be on file for all employees involved with the production of products distributed through Sysco and its Operating Companies.

L)	Verification of Food Safety Initiatives

1)	Grinder/Processor establishments shall perform verification activities to assure raw material supplier compliance with the minimum purchasing specification requirements listed herein.

a.	*Each quarter, grinder operators shall obtain records from each source material supplier showing verification of E.coli 0157:H7 controls.

i.	*Source / precursor materials include all beef / veal components (i.e., trim, heart meat, boneless lean beef trim, finely textured beef trim, bench trim etc.).

b.	Beef or Veal raw material supplier verification activities can include but are not limited to:

i.	Supplier plant visits,

ii.	Teleconference/paperwork audits,

iii.	Copies of Third Party Audits (GMP/Food Safety, SRM Control, Animal Welfare and FSA),

iv.	Supplier Letter(s) of Guarantee,

v.	Testing incoming raw beef or veal for non pathogenic micro indicator organisms,

vi.	Assurance that the supplier conducts Hold and Verification testing of source material lots from previously tested and passed trim lots for E. coli 0157:H7, at least quarterly, and using robust testing methods; with proportionally more frequent testing in high prevalence season months.

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

2)	Grinder/Processors shall perform internal program verification and reassessment activities to assure compliance with the minimum process control requirements listed herein. Such activities could include:

i.	Review of purchasing, receiving and record keeping procedures.

ii.	Testing for appropriate non-pathogenic organisms to allow validation and verification of equipment design/maintenance, cleaning and sanitation process control systems designed to improve food safety.

iii.	A demonstrated program for testing finished ground products for non pathogenic microorganisms which includes corrective action limits and corrective action records or process control corrections for instances when the limits were exceeded.

iv.	Review of lot controls including all source materials, rework and/or carryover handling procedures and record keeping.

v.	Review of Hold and Test controls including isolation and inventory management of product lots pending test results.

vi.	Review of Product Recall/Withdrawal system accuracy and capability to perform on all shifts.

vii.	Review of metal detection including reject handling procedures; Wood control including pallet condition and preventive measures prior to dumping combos; Glass controls including purchasing practices.

viii.	As applicable; review of bone separation equipment performance, regrind temperature, usage levels and tracking.

ix.	Evaluation of employee training program effectiveness.

3)	Corporate QA may select approved suppliers of Sysco Brand and authorized Packer Label or MUA suppliers to submit documentation verifying compliance to key elements including but is not limited to those listed above.

4)	Independent Audit with Specific E.coli 0157:H7 Control Addendum for “Grinders”

a.	Each calendar year, all suppliers of Raw Ground Product (Packer Label and Multi Unit Suppliers as well as Sysco Branded) must pass a Third Party Food Safety/Sanitation/GMP Audit including a specific Grinder Addendum for E. coli 0157:H7 control.

b.	The auditing agency/certification body must post the audit and addendum on iCiX.

For those suppliers selecting a GFSI recognized audit scheme, audits can be completed by any certification body that is accredited to do so. The certification audits can be announced. Suppliers selecting a standard audit may only use the auditing firms listed below:

1.	Food Safety Net Services

Sherri Jenkins

E-mail: sjenkins@food-safetynet.com

mailto:donna.mccarter@usda.gov Phone: 210.384.3426 Fax: 210.308.0837

Process Management Consulting

Mr. Bob Thrash

E-mail: rwthrash@bellsouth.net

Phone: 615.952.9651 Fax: 615.740.9675

2.	Silliker Inc.

Todd Dechter

E-mail: todd.dechter@silliker.com

Phone: 708-957-7878 Fax: 708.957.8405

NSF Cook and Thurber

Chris Alexander

E-mail: calexander@nsf.org

Phone: 734.913.5728

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

Verification of Required Programs:

Contact the Sysco QA Program Quality Manager (PQM) to assist with meeting requirements for “No” answers.

CIRCLE		MINIMUM REQUIREMENTS FOR CORPORATE QA AUTHORIZATION (Letter below corresponds to the details in the specific sections in the requirement document.)

YES	NO	A) USDA FSIS or CFIA - HACCP Plan and Pathogen Reduction Act Compliance.

YES	NO	B) Global Food Safety Initiative Audit or Unannounced Independent Third Party Audit Requirement with Separate E. coli 0157:H7 control addendum for Grinders.

YES	NO	C) Beef and/or Veal Raw Material Purchase Specifications & Supplier Approval Program; Including all requirements herein (ex. Interventions, Unusual Event Day & Verifications).

YES	NO	D) Grinder/Processor Lot Definition, Separation, Tracking and Control.

YES	NO	E) Other Raw Materials (i.e., bench trim, downgrades) Lot Definition, Robust Testing, Tracking and Control.

YES	NO	F) Grinder/Processor HOLD Affected Lots when Testing for Declared Adulterant Pathogens.

YES	NO	G) Product Recall / Withdrawal Program including 2 mock recalls per year (Must submit written program for initial authorization).

YES	NO	H) Metal Detection / Wood / Glass and Brittle Plastic.

YES	NO	I) Bone Separation / Removal Systems.

YES	NO	J) Microbiological Monitoring (Non Pathogenic Organisms).

YES	NO	K) Employee Training.

YES	NO	L) Verification of Food Safety Initiatives.

(Check all that apply)                      Sysco Brand                      Packer Label                      Multi-Unit Account Supplier

Supplier agrees to provide Corporate QA supporting documentation and records for use in the evaluation process. Corporate QA must approve each supplier prior to inclusion on the Authorized Supplier Listing. Note: Once approved, any establishment identified as not complying with these requirements shall be suspended and/or removed from the authorized list for distributing through an Operating Company.

EST #	Establishment Name

Establishment Authorized Signature/Title or Position		Date

All suppliers desiring initial approval shall submit requested supporting documentation and records within 15 Business Days to:

Baugh Supply Chain Cooperative, Inc. (the merchandising services affiliate of Sysco Corporation)

Attn: Brad Donald - Corporate QA Dept. Ground Beef Program Quality Manager

1390 Enclave Parkway

Houston, Texas 77077-2099

Phone: 281.584.1716 Donald.Bradley@corp.sysco.com

Corporate QA Approval Signature:	Date:

*	Material omitted and separately filed with the Commission under an application for confidential treatment.

GRINDING ESTABLISHMENT BEST PRACTICE LIST

Establishment Name:

EST#:

Sysco Quality Assurance requests that suppliers list additional best practices for Food Safety within each facility. For example, additional raw material controls, sampling requirements exceeding “Robust”, list all validated antimicrobial interventions – pre-requisite and CCP with log reductions, monitoring, verification activities; specific COA/Affidavit tracking systems; sanitation effectiveness monitoring and verification testing; during operation interventions; finished product testing; laboratory accreditation, employee training, “Unusual Event” decision making criteria, etc.

Return the list along with the signed compliance check sheet and supporting documents.

        File Date:

Initials:

*	Material omitted and separately filed with the Commission under an application for confidential treatment.